     As filed with the Securities and Exchange Commission on March 28, 1997

                                                 Securities Act File No. 2-10685
                                         Investment Company Act File No. 811-214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /x/
                           Pre-Effective Amendment No.                       / /
                         Post-Effective Amendment No. 77                     /x/
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/
                                  Amendment No.                              /x/
                        (Check Appropriate Box or Boxes)

                           SENTINEL GROUP FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          National Life Drive                                            05604
          Montpelier, Vermont                                         (Zip Code)
(Address of Principal Executive Offices)

                                 (802) 229-3900
              (Registrant's Telephone Number, including Area Code)

     D. Russell Morgan, Esq.                                    COPY to:
c/o Sentinel Group Funds, Inc.                          John A. MacKinnon, Esq.
     National Life Drive                                     Brown & Wood LLP
   Montpelier, Vermont 05604                             One World Trade Center
(Name and Address of Agent for Service)            New York, New York 10048-0557


          It is proposed that this filing will become effective (check appropriate box)

               / / immediately upon filing pursuant to paragraph (b)
               /x/ on March 31, 1997 pursuant to paragraph (b)
               / / 60 days after filing pursuant to paragraph (a)(1)
               / / on (date) pursuant to paragraph (a)(1)
               / / 75 days after filing pursuant to paragraph (a)(2)
               / / on (date) pursuant to paragraph (a)(2) of Rule 485.
          If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                                      CALCULATION OF THE REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
------------------------------------------------------------------------------------------------------------------------------------
Title of Securities Being Registered Amount Being Registered  Proposed Maximum Offering Proposed Maximum Aggregate Amount of
                                                              Price per Share           Offering Price*            Registration fee
------------------------------------------------------------------------------------------------------------------------------------

Shares of Common Stock
(par value $.01 per share)
Small Company Fund                     639,572                $ 5.31                    $0                         $0
Growth Fund                             11,983                $15.16                    $0                         $0
Common Stock Fund                      262,253                $38.14                    $0                         $0
Bond Fund                            2,571,600                $ 6.17                    $0                         $0
Tax-Free Income Fund                 1,431,485                $13.18                    $0                         $0
New York Tax-Free Income Fund           29,393                $11.40                    $0                         $0
Government Securities Fund           2,435,301                $ 9.75                    $0                         $0
------------------------------------------------------------------------------------------------------------------------------------
*Calculation made pursuant to Rule 24e-2(b) under the Investment Company Act of
1940.


                  Small                        Common                          Tax-Free            Government  Short
                  Company    Growth    World   Stock     Balanced   Bond       Income    New York              Maturity  Treasury

Shares
redeemed or
repurchased       4,523,559  596,369   832,415 3,454,885 2,916,172  4,733,490  1,831,383  50,787   2,903,620  2,627,496  206,471,662

Shares used
for reduction
pursuant to
rule 24e-2(a)
and Rule
24f-2(c)          3,883,987  584,386   832,415 3,192,632 2,916,172  2,161,890    399,898  21,394     468,319  2,627,496  206,471,662

Shares used
for reduction
of registration
fee                 639,572   11,983         0   262,253         0  2,571,600  1,431,485  29,393   2,435,301          0            0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                           SENTINEL GROUP FUNDS, INC.
                       Registration Statement on Form N-1A
                              CROSS REFERENCE SHEET


N-1A Item No.

  PART A
  -------

   Item 1.      Cover Page  . . . . . . . . .     Prospectus Cover Page

   Item 2.      Synopsis  . . . . . . . . . .     Fund Expenses

   Item 3.      Condensed Financial               Financial Highlights;
                Information . . . . . . . . .     Performance Data

   Item 4.      General Description of
                Registrant  . . . . . . . . .     Investment Objectives and
                                                  Policies; Organization of the
                                                  Funds

   Item 5.      Management of the
                Fund. . . . . . . . . . . . .     Fund Expenses; Management of
                                                  the Funds; Prospectus Back
                                                  Cover Page

   Item 5A.     Management's Discussion
                of Fund Performance . . . . .     Not Applicable

   Item 6.      Capital Stock and Other
                Securities  . . . . . . . . .     Taxes; Shareholder Services;
                                                  Dividends and Capital Gains
                                                  Distributions; Shareholder
                                                  Inquiries; Organization of the
                                                  Funds; Prospectus Inside Back
                                                  Cover Page

   Item 7.      Purchase of Securities
                Being Offered . . . . . . . .     Fund Expenses; Distribution
                                                  Plans; How to Purchase
                                                  Shares; Determination of Net
                                                  Asset Value; Shareholder
                                                  Services; Prospectus Inside
                                                  Back Cover Page

   Item 8.      Redemption of Repurchase. . .     Fund Expenses; How to Redeem
                                                  Shares

   Item 9.      Pending Legal
                Proceedings . . . . . . . . .     Not Applicable

 PART B
----------

   Item 10.     Cover Page  . . . . . . . . .     Statement of Additional
                                                  Information Cover Page

   Item 11.     Table of Contents . . . . . .     Statement of Additional
                                                  Information Cover Page

   Item 12.     General Information and
                History . . . . . . . . . . .     Not Applicable

   Item 13.     Investment Objectives
                and Policies  . . . . . . . .     Investment Objectives and
                                                  Policies; Investment
                                                  Restrictions; Portfolio Turnover

   Item 14.     Management of the Fund. . . .     Management of the Funds

   Item 15.     Control Persons and
                Principal Holders of
                Securities  . . . . . . . . .     Management of the Funds

   Item 16.     Investment Advisory and
                Other Services  . . . . . . .     Statement of Additional
                                                  Information Cover Page; The
                                                  Funds; The Investment Advisory
                                                  Contract; The Distribution
                                                  Contract; The Distribution Plans;
                                                  The Fund Services Agreement;
                                                  General Information

   Item 17.     Brokerage Allocation and
                Other Practices . . . . . . .     Portfolio Transactions and
                                                  Brokerage Commissions
   Item 18.     Capital Stock and Other
                Securities  . . . . . . . . .     Capitalization; How to Redeem
                                                  Shares; Dividends and Capital
                                                  Gains Distributions

   Item 19.     Purchase, Redemption and
                Pricing of Securities
                Being Offered . . . . . . . .     Capitalization; How to Purchase
                                                  Shares and Reduce Sales Charges;
                                                  Issuance of Shares at Net Asset
                                                  Value; Determniation of Net Asset
                                                  Value; Shareholder Services; Tax-
                                                  Deferred Retirement Plans

   Item 20.     Tax Status  . . . . . . . . .     Taxes

   Item 21.     Underwriters  . . . . . . . .     The Distribution Contract;
                                                  Portfolio Transactions and
                                                  Brokerage Commissions; How to
                                                  Purchase Shares and Reduce Sales
                                                  Charges

   Item 22.     Calculation of
                Performance Data  . . . . . .     Performance Data; Total Return,
                                                  Yield and Tax-Equivalent Yield
                                                  Information

   Item 23.     Financial Statements  . . . .     INDEPENDENT AUDITOR'S REPORT:
                                                  STATEMENT OF ASSETS AND
                                                  LIABILITIES

 PART C
 ------

 Items  24-32   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
                Registration Statement.

            THE SENTINEL FUNDS                                                          Prospectus
  [LOGO]    National Life Drive                                               Dated March 31, 1997
            Montpelier, Vermont 05604
            800-282-3863

 ...............................................................................

TABLE OF CONTENTS

Fund Expenses...................          3
Financial Highlights............          8
Purchase Options................         14
The Funds.......................         15
Investment Objectives and
  Policies......................         16
Management of the Funds.........         25
Custodian.......................         28
The Distributor.................         28
Distribution Plans..............         28
How to Purchase Shares..........         30
How To Redeem Shares............         35
Tax Deferred Retirement Plans...         39
Determination of Net Asset
  Value.........................         39
Dividends and Capital Gains
  Distributions.................         40
Taxes...........................         41
Shareholder Services............         44
Performance Data................         45
Organization of the Funds.......         47
Applications

 ...............................................................................

EACH OF THE TWELVE FUNDS IN THE SENTINEL FAMILY OF FUNDS
(INDIVIDUALLY, A "FUND", AND COLLECTIVELY, THE "FUNDS") HAS A
SEPARATE INVESTMENT OBJECTIVE AND POLICIES. THE INVESTMENT
OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

- SENTINEL U.S. TREASURY MONEY MARKET FUND (the "Treasury Fund") -- seeks as high a level of current income as is consistent with the safety of principal and the maintenance of liquidity, by investing solely in short-term direct obligations of the U.S. Treasury. An investment in the Treasury Fund is neither insured nor guaranteed by the U.S. government. The Treasury
Fund seeks to maintain a constant $1.00 per share net asset value; however, there can be no assurance that the Treasury
Fund will be able to maintain a stable net asset value of $1.00 per share.

 ...............................................................................

This Prospectus sets forth concisely the information about the Funds (as defined herein) that a prospective investor should know before investing. This Prospectus should be read carefully and retained for future reference. Additional information about the Funds is contained in the Statement of Additional Information, dated March 31, 1997 (the "Statement of Additional Information"), which has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request and without charge from Sentinel Group Funds, Inc. (the "Company") at the address or telephone number shown above. The Statement of Additional Information is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                          1

                                                                      PROSPECTUS

 ...............................................................................

- SENTINEL COMMON STOCK FUND (the "Common Stock Fund") -- seeks a combination of long-term growth of capital and income, current return and relatively low risk through investment in common stocks of many well-established companies.

- SENTINEL BALANCED FUND (the "Balanced Fund") -- seeks a conservative combination of stability, income and long-term growth of capital through investments in both stocks and bonds, with at least 25% of its net assets in fixed-income senior securities.

- SENTINEL GROWTH FUND (the "Growth Fund") -- seeks long-term growth of capital through equity participation in companies having growth potential believed by the Advisor to be more favorable than that of the U.S. economy as a whole, with a focus on relatively well-established companies.

- SENTINEL SMALL COMPANY FUND (the "Small Company Fund") -- seeks long-term capital appreciation. Assets normally will be invested primarily in common stocks of small and medium-sized corporations believed by Sentinel Advisors Company (the "Advisor") to have superior growth potential.

- SENTINEL WORLD FUND (the "World Fund") -- seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

- SENTINEL BOND FUND (the "Bond Fund") -- seeks as high a level of continuing income as is consistent with the preservation of capital through investments primarily in investment grade fixed-income securities.

- SENTINEL GOVERNMENT SECURITIES FUND (the "Government Securities Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


- SENTINEL SHORT MATURITY GOVERNMENT FUND (the "Short Maturity Government Fund") -- seeks as high a level of current income as is consistent with safety of principal through investments primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund will invest at least 65% of its assets in such government securities which have an average maturity from 2 to 5 years.

- SENTINEL TAX-FREE INCOME FUND (the "Tax-Free Income Fund") -- seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital through investments primarily in a diversified portfolio of investment grade municipal bonds.

- SENTINEL NEW YORK TAX-FREE INCOME FUND (the "New York Fund") -- seeks as high a level of current interest income exempt from federal and New York State and City personal income taxes as is consistent with liquidity and capital preservation.

- SENTINEL PENNSYLVANIA TAX-FREE TRUST (the "Pennsylvania Fund") -- seeks as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation.

2
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

FUND EXPENSES

The following tables illustrate all expenses and fees that a shareholder of the Funds may expect to incur:

SHAREHOLDER TRANSACTION EXPENSES (as a percentage of offering price)

CLASS A SHARES:

Sales Charge Imposed on Purchases --
Common Stock, Balanced, Growth, Small Company and World
  Funds......................................................  5.00% maximum
Bond, Government Securities, Tax-Free Income, New York and
  Pennsylvania Funds.........................................  4.00% maximum
Short Maturity Government Fund...............................  1.00%
Treasury Fund................................................  None
Sales Charge Imposed on Reinvested Dividends.................  None
Redemption Fees..............................................  None*
Exchange Fees................................................  None**


------------

   * If a shareholder chooses to redeem by means of a wire transfer, a wire charge not normally in excess of $25.00 will be assessed. In addition, a deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares made within two years of purchase, if they were purchased without an initial sales charge as part of an investment of $1,000,000 or more. See "How to Purchase Shares -- Class A Shares -- Sales Charges", below.

  ** If a shareholder exchanges Class A shares of the Treasury Fund for Class A shares of another Fund, and such Treasury Fund shares were not acquired in an exchange from another Fund's Class A shares, then a fee equal to the sales charge imposed on purchases of the new Fund will be assessed.


CLASS B SHARES (available for the Common Stock, Balanced,
  Small Company, World, Bond, Tax-Free Income and Treasury
  Funds):

Sales Charge Imposed on Purchases............................  None
Sales Charge Imposed on Reinvested Dividends.................  None
Contingent Deferred Sales Charge ("CDSC")....................  4.00% maximum***
Exchange Fees................................................  None****

------------

 *** The maximum CDSC is imposed on shares redeemed in the first year after purchase. For shares held longer than one year, the CDSC declines according to the schedules set forth under "How to Redeem Shares -- Class B Shares -- CDSC", below.

**** Class B shares may be exchanged only for Class B shares of the other Funds that offer Class B shares as of the date of the exchange.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                          3

                                                                      PROSPECTUS

 ...............................................................................

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
CLASS A:

                                             COMMON                                 SMALL
                                             STOCK       BALANCED      GROWTH      COMPANY         WORLD
                                              FUND         FUND         FUND         FUND          FUND
                                            --------     --------     --------     --------     -----------

Management Fees.........................     .55%         .64%         .64%         .64%         .64%
Rule 12b-1 Fees (includes service fee
  and distribution fee)(a)..............     .29          .30          .30          .30          .30
Other Expenses:
    Accounting and Administrative
     Costs..............................     .04          .04          .04          .04          .04
    Other...............................     .19(c)       .24(c)       .45(c)       .53(c)       .50(c)
Total Other Expenses....................     .23(c)       .28(c)       .49(c)       .57(c)       .54(c)
                                             ---          ---          ---          ---          ---
Total Fund Operating Expenses Before
  Expense Offset........................    1.07%(c)     1.22%(c)     1.43%(c)     1.51%(c)     1.48%(b)(c)
                                             ---          ---          ---          ---          ---
                                             ---          ---          ---          ---          ---


                                                                           SHORT
                                                         GOVERNMENT      MATURITY
                                              BOND       SECURITIES     GOVERNMENT      TREASURY
                                              FUND          FUND           FUND           FUND
                                            --------     ----------     -----------     --------

Management Fees.........................    .53 %          .53%          .53%            .40%
Rule 12b-1 Fees (includes service fee
  and distribution fee)(a)..............    .20            .20           .35            None
Other Expenses:
    Accounting and Administrative
     Costs..............................    .04            .04           .00             .04
    Other...............................    .23 (c)        .24(c)        .17(c)          .34(c)
Total Other Expenses....................    .27 (c)        .28(c)        .17(c)          .38(c)
                                            --------     ----------     -----------     --------
Total Fund Operating Expenses Before
  Expense Offset........................    1.00%(c)      1.01%(c)      1.05%(b)(c)      .78%(c)
                                            --------     ----------     -----------     --------
                                            --------     ----------     -----------     --------


                                            TAX-FREE
                                             INCOME      NEW YORK           PENNSYLVANIA
                                              FUND         FUND                 FUND
                                            --------     --------        ------------------

Management Fees.........................     .53%         .15%                .55%
Rule 12b-1 Fees (includes service fee
  and distribution fee)(a)..............     .20          .20                 .20
Other Expenses:
    Accounting and Administrative
     Costs..............................     .04          .00                 .00
    Other...............................     .20(c)       .06(c)              .14(c)
Total Other Expenses....................     .24(c)       .06(c)              .14(c)
                                            --------     --------          ------
Total Fund Operating Expenses Before
  Expense Offset........................     .97%(c)      .41%(b)(c)(d)       .89%(b)(c)(d)
                                            --------     --------          ------
                                            --------     --------          ------


4
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

CLASS B:

                                             COMMON                    SMALL
                                             STOCK       BALANCED     COMPANY       WORLD
                                              FUND         FUND         FUND         FUND
                                            --------     --------     --------     --------

Management Fees.........................     .55%         .64%         .64%         .64%
Rule 12b-1 Fees (includes service fee
  and distribution fee)(a)..............    1.00         1.00         1.00         1.00
Other Expenses:
    Accounting and Administrative
     Costs..............................     .04          .04          .04          .04
    Other...............................     .33          .45          .96          .91
Total Other Expenses....................     .37          .49         1.00          .95
                                             ---          ---          ---          ---
Total Fund Operating Expenses Before
  Expense Offset........................    1.92%(c)     2.13%(c)     2.64%(c)     2.59%(c)
                                             ---          ---          ---          ---
                                             ---          ---          ---          ---


                                                                     TAX-FREE
                                              BOND       TREASURY     INCOME
                                              FUND        FUND         FUND
                                            --------     -------     ---------

Management Fees.........................     .53%         .40%         .53%
Rule 12b-1 Fees (includes service fee
  and distribution fee)(a)..............    1.00         None         1.00
Other Expenses:
    Accounting and Administrative
     Costs..............................     .04          .04          .04
    Other...............................     .61          .33          .91
Total Other Expenses....................     .65          .37          .95
                                             ---         -------       ---
Total Fund Operating Expenses Before
  Expense Offset........................    2.18%(c)      .77%        2.48%(c)
                                             ---         -------       ---
                                             ---         -------       ---


------------

(a)Assumes distribution history as of November 30, 1996. The maximum annual Rule 12b-1 fee for Common Stock Fund Class A shares, Balanced Fund Class A shares, Growth Fund Class A shares, Small Company Fund Class A shares and World Fund Class A shares is .30% of average daily net assets of each such Fund, of which the service fee portion could be as much as .20%; the maximum annual Rule 12b-1 fee for Bond Fund Class A shares, Government Securities Fund Class A shares, Tax-Free Income Fund Class A shares, New York Fund Class A shares and Pennsylvania Fund Class A shares is .20% of average daily net assets of each such Fund, of which the service fee portion could be as much as .10%; and the maximum annual Rule 12b-1 fee for the Short Maturity Government Fund Class A shares is .35% of average daily net assets, of which the service fee portion will be .25%.


(b)Sentinel Administrative Service Company ("Sentinel Service") has voluntarily agreed for an indefinite period to reimburse the Pennsylvania Fund Class A shares, the Short Maturity Government Fund Class A shares and the New York Fund Class A shares for expenses necessary to limit those Funds' overall expense ratios to 0.90% (effective March 31, 1997), 1.00% and zero (effective March 31, 1997), respectively, in each case after expense offset. For the Pennsylvania Fund Class A shares, which were reimbursed down to an expense ratio after expense offset of 0.75% in fiscal 1996, a reimbursement of $199,793 was paid in fiscal 1996. In the absence of the above reimbursement arrangement, the Pennsylvania Fund Class A shares Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would have been .24%, .38%, .62% and 1.37%, respectively, before expense offset, and .24%, .34%, .58% and 1.33%, respectively, after expense offset. The dollar amount of the reimbursement paid to the Short Maturity Government Fund Class A shares during the 1996 fiscal year by Sentinel Service was $55,931. In the absence of the above reimbursement arrangement, Short Maturity Government Fund Class A shares' Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses would have been, on an annualized basis, .04%, .28%, .32%, and 1.20%, respectively, before expense offset, and .04%, .23%, .27% and 1.15%, respectively, after

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                          5

                                                                      PROSPECTUS

 ...............................................................................

   expense offset. For the New York Fund Class A shares, the above reimbursement policy was not in effect for fiscal 1996, and the actual Management Fee, Rule 12b-1 Fee, Accounting and Administrative Costs, Other Expenses, Total Other Expenses and Total Fund Operating Expenses were .53, .20, .04, .33, .37 and 1.10, respectively, before expense offset, and .53, .20, .04, .27, .31 and 1.04, respectively, after expense offset. Although Sentinel Service has no present intention to do so, these arrangements may be terminated at any time.



(c)Expense ratios after expense offset are as follows:


                                                           TOTAL OTHER       TOTAL FUND
CLASS A:                                        OTHER       EXPENSES     OPERATING EXPENSES
                                             -----------  -------------  -------------------
Common Stock Fund..........................         .18%          .22%             1.06%
Balanced Fund..............................         .22           .26              1.20
Growth Fund................................         .42           .46              1.40
Small Company Fund.........................         .49           .53              1.47
World Fund.................................         .45           .49              1.43
Bond Fund..................................         .21           .25               .98
Government Securities Fund                          .23           .27              1.00
Short Maturity Gov't Fund..................         .12           .12              1.00
Treasury Fund..............................         .34           .38               .78
Tax-Free Income Fund.......................         .17           .21               .94
New York Fund..............................         .00           .00               .35
Pennsylvania Fund..........................         .10           .10               .85


                                                           TOTAL OTHER       TOTAL FUND
CLASS B:                                        OTHER       EXPENSES     OPERATING EXPENSES
                                             -----------  -------------  -------------------

Common Stock Fund..........................         .32%          .36%             1.91%
Balanced Fund..............................         .44           .48              2.12
Small Company Fund.........................         .94           .98              2.62
World Fund.................................         .88           .92              2.56
Bond Fund..................................         .59           .63              2.16
Treasury Fund..............................         .32           .36               .76
Tax-Free Income Fund.......................         .61           .65              2.18


(d)Expense ratios are projections based on actual net assets as of November 30, 1996 and adjusted to reflect expense limitations as of March 31, 1997 described in Note (b) above.

6
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

   The following examples illustrate the expenses that an investor would pay on a $1,000 investment in each of the Funds over various time periods assuming the operating expense ratio as set forth in the tables above for each class of shares of each Fund and a 5% annual rate of return.

CLASS A:                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                -----------  -----------  -----------  -----------

Common Stock Fund.............................   $      60    $      82    $     106    $     173
Balanced Fund.................................          62           86          113          188
Growth Fund...................................          64           92          123          210
Small Company Fund............................          64           94          126          217
World Fund....................................          64           93          124          213
Bond Fund.....................................          50           70           92          155
Government Securities Fund....................          50           71           93          158
Short Maturity Government Fund................          20           42           65          131
Treasury Fund.................................           8           25           43           97
Tax-Free Income Fund..........................          49           69           90          151
New York Fund.................................          43           51           59           83
Pennsylvania Fund.............................          48           66           85          141


CLASS B (assuming redemption at the end of the
period):                                          1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                -----------  -----------  -----------  -----------

Common Stock Fund.............................   $      59    $      90    $     123    $     181
Balanced Fund.................................          62           96          134          200
Small Company Fund............................          67          111          159          241
World Fund....................................          66          110          156          236
Bond Fund.....................................          62           98          136          191
Treasury Fund.................................          48           54           62           95
Tax-Free Income Fund..........................          62           98          137          191


CLASS B (assuming no redemption at the end of
the period):                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                -----------  -----------  -----------  -----------

Common Stock Fund.............................   $      19    $      60    $     103    $     181
Balanced Fund.................................          22           66          114          200
Small Company Fund............................          27           81          139          241
World Fund....................................          26           80          136          236
Bond Fund.....................................          22           68          116          191
Treasury Fund.................................           8           24           42           95
Tax-Free Income Fund..........................          22           68          117          191


   These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual rate used in this example is a hypothetical rate of return.

   The purpose of the foregoing tables is to assist the investor in understanding the various expenses that an investor in the Funds will bear directly or indirectly. The expense ratios set forth above, in the case of the Class A shares, are based on costs actually borne by the Funds in the fiscal year ended November 30, 1996, using average net assets of each Fund for the fiscal year ended November 30, 1996, except for the New York Fund and the Pennsylvania Fund, which take into account changes in reimbursement policy effective March 31, 1997. In the case of the Class B shares, the expense ratios are based on annualized costs actually borne by the Funds during the eight month period from April 1, 1996 (commencement of offering of Class B shares) to November 30, 1996. In general, all of the Funds share expenses that are not specifically incurred by particular Funds in proportion to the net assets of each Fund, except that expenses which vary by the number of accounts, such as transfer agent costs and shareholder reports and mailing costs, are allocated in proportion to the number of accounts in each Fund. The Rule 12b-1 Fees shown in the foregoing tables include both service fee and distrbution fee components. See "Distribution Plans" on page 28 for more information on these fees.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                          7

                                                                      PROSPECTUS

 ...............................................................................

FINANCIAL HIGHLIGHTS (for a share outstanding throughout each of the periods). The following information, insofar as it relates to the five fiscal years in the period ended November 30, 1996, other than for the Pennsylvania Fund, has been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. For the Pennsylvania Fund, the following information for the eleven month period ended November 30, 1993 and for the years ended November 30, 1994, 1995 and 1996 has been audited by Price Waterhouse LLP, whose report thereon was unqualified. The following information with respect to the Pennsylvania Fund for the year ended December 31, 1992 has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference in the Statement of Additional Information. The Annual Report of the Funds may be obtained by shareholders without charge by calling the Company at (800) 282-3863.

                                 -------------------------------------------------
                                                                                     ------------------------------------------
------------------------------           INCOME FROM INVESTMENT OPERATIONS
------------------------------   -------------------------------------------------               LESS DISTRIBUTIONS
                                                         NET REALIZED                ------------------------------------------
                                                             AND
                       FISCAL    NET ASSET     NET        UNREALIZED                 DIVIDENDS    DISTRIBUTIONS
                        YEAR     VALUE AT   INVESTMENT       GAIN       TOTAL FROM    FROM NET    FROM REALIZED
                      (PERIOD    BEGINNING    INCOME      (LOSS) ON     INVESTMENT   INVESTMENT     GAINS ON          TOTAL
FUND                   ENDED)    OF PERIOD    (LOSS)     INVESTMENTS    OPERATIONS     INCOME      INVESTMENTS    DISTRIBUTIONS
------------------------------
                                 -------------------------------------------------   ------------------------------------------

Common                11/30/87   $  25.30   $   0.87     $  (2.87)      $  (2.00)    $   0.73     $   1.08        $   1.81
Stock -- A            11/30/88      21.49       0.85         3.17           4.02         0.83         1.55            2.38
                      11/30/89      23.13       0.91         4.60           5.51         0.99         1.20            2.19
                      11/30/90      26.45       0.93        (1.50)         (0.57)        1.00         1.27            2.27
                      11/30/91      23.61       0.90         3.90           4.80         0.93         0.70            1.63
                      11/30/92      26.78       0.90         3.44           4.34         0.91         0.50            1.41
                      11/30/93      29.71       0.79         1.66           2.45         0.82         1.71            2.53
                      11/30/94      29.63       0.83        (1.35)         (0.52)        0.80         0.06            0.86
                      11/30/95      28.25       0.72         8.09           8.81         0.74         1.11            1.85
                      11/30/96      35.21       0.59         8.18           8.77         0.61         2.77            3.38
------------------------------   -------------------------------------------------   ------------------------------------------
Balanced -- A         11/30/87   $  12.89   $   0.70     $  (1.27)      $  (0.57)    $   0.59     $   0.41        $   1.00
                      11/30/88      11.32       0.71         0.91           1.62         0.72        --               0.72
                      11/30/89      12.22       0.80         1.33           2.13         0.78         0.04            0.82
                      11/30/90      13.53       0.79        (0.56)          0.23         0.83         0.35            1.18
                      11/30/91      12.58       0.77         1.37           2.14         0.78         0.05            0.83
                      11/30/92      13.89       0.70         0.97           1.67         0.71         0.03            0.74
                      11/30/93      14.82       0.59         0.81           1.40         0.59         0.36            0.95
                      11/30/94      15.27       0.58        (1.12)         (0.54)        0.56         0.09            0.65
                      11/30/95      14.08       0.58         2.78           3.36         0.59         0.01            0.60
                      11/30/96      16.84       0.54         2.13           2.67         0.54         0.42            0.96
------------------------------   -------------------------------------------------   ------------------------------------------
Growth -- A           11/30/87   $  17.07   $   0.28     $  (1.20)      $  (0.92)    $   0.16     $   2.64        $   2.80
                      11/30/88      13.35       0.17         1.36           1.53         0.25         3.18            3.43
                      11/30/89      11.45       0.16         2.99           3.15         0.18        --               0.18
                      11/30/90      14.42       0.18        (0.37)         (0.19)        0.17        --               0.17
                      11/30/91      14.06       0.20         1.93           2.13         0.20        --               0.20
                      11/30/92      15.99       0.11         3.07           3.18         0.16         0.45            0.61
                      11/30/93      18.56       0.04        (0.28)         (0.24)        0.04         0.77            0.81
                      11/30/94      17.51       0.05        (0.92)         (0.87)        0.03         0.46            0.49
                      11/30/95      16.15       0.07         3.33           3.40         0.05         2.57            2.62
                      11/30/96      16.93       0.03         3.23           3.26         0.07         2.55            2.62
------------------------------   -------------------------------------------------   ------------------------------------------
Small                 9 mo. to
Company -- A          11/30/93(A) $   6.49  $  (0.06)    $   0.44       $   0.38     $  --        $  --           $  --
                      11/30/94       6.87      (0.04)        0.18           0.14        --            1.48            1.48
                      11/30/95       5.53       0.02         0.56           0.58        --            0.91            0.91
                      11/30/96       5.20       0.01         0.95           0.96         0.03         0.96            0.99
------------------------------   -------------------------------------------------   ------------------------------------------


8   FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR
SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

                                              -------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTAL DATA
-------------------------------------------   -------------------------------------------------------------------------------------
-------------------------------------------                       RATIO OF
                                                                EXPENSES TO
                                                                AVERAGE NET     RATIO OF NET                             NET ASSETS
                      NET ASSET                RATIO OF NET    ASSETS BEFORE     INVESTMENT                  AVERAGE     AT END OF
                      VALUE AT     TOTAL       EXPENSES TO        EXPENSE        INCOME TO     PORTFOLIO    COMMISSION     PERIOD
                       END OF     RETURN*      AVERAGE NET      REDUCTION**       AVG. NET      TURNOVER    RATE PAID       (000
FUND                   PERIOD       (%)         ASSETS (%)          (%)          ASSETS (%)     RATE (%)    PER SHARE     OMITTED)
-------------------------------------------   -------------------------------------------------------------------------------------

Common                $  21.49       (9.0)        0.62             0.62             3.28              9          N/A     $  459,296
Stock -- A               23.13       19.8         0.87             0.87             3.75              7          N/A        490,168
                         26.45       25.6         0.80             0.80             3.69             11          N/A        591,136
                         23.61       (2.4)        0.76             0.76             3.82              6          N/A        543,047
                         26.78       21.1         0.74             0.74             3.41              9          N/A        620,179
                         29.71       16.7         0.72             0.72             3.13              5          N/A        688,309
                         29.63        8.8         0.93             0.93             2.68              9          N/A        897,836
                         28.25       (1.8)        1.02             1.02             2.82             15          N/A        839,335
                         35.21       32.8         1.09             1.10             2.29             22          N/A      1,057,944
                         40.60       27.2         1.06             1.07             1.64             22     $  .0600      1,306,592
-------------------------------------------   -------------------------------------------------------------------------------------
Balanced -- A         $  11.32       (5.3)        0.67             0.67             5.38             32          N/A     $   62,282
                         12.22       14.6         0.97             0.97             5.74             52          N/A         67,019
                         13.53       18.1         0.96             0.96             6.16             71          N/A         74,417
                         12.58        1.8         0.91             0.91             6.17             40          N/A         74,808
                         13.89       17.5         0.85             0.85             5.70             32          N/A         90,580
                         14.82       12.4         0.81             0.81             4.86             38          N/A        120,700
                         15.27        9.7         1.14             1.14             3.88             72          N/A        229,632
                         14.08       (3.6)        1.21             1.21             3.97             66          N/A        226,328
                         16.84       24.4         1.27             1.29             3.77            110          N/A        267,103
                         18.55       16.6         1.20             1.22             3.13             83     $  .0600        297,288
-------------------------------------------   -------------------------------------------------------------------------------------
Growth -- A           $  13.35       (6.5)        0.76             0.76             1.68             98          N/A     $   49,233
                         11.45       11.7         1.12             1.12             1.44             69          N/A         47,350
                         14.42       27.7         1.24             1.24             1.18             24          N/A         51,665
                         14.06       (1.4)        1.20             1.20             1.22             15          N/A         49,580
                         15.99       15.2         1.08             1.08             1.22             25          N/A         55,598
                         18.56       20.5         1.05             1.05             0.63             28          N/A         63,664
                         17.51       (1.3)        1.31             1.31             0.22             12          N/A         57,833
                         16.15       (5.1)        1.43             1.43             0.30             58          N/A         50,447
                         16.93       24.9         1.50             1.54             0.42             84          N/A         60,446
                         17.57       22.6         1.40             1.43             0.16             98     $  .0600         69,816
-------------------------------------------   -------------------------------------------------------------------------------------
Small
Company -- A          $   6.87        5.9#        1.52+            1.52+           (1.01)+           61          N/A     $  105,176
                          5.53        2.0         1.58             1.58            (0.74)            46          N/A         88,420
                          5.20       12.2         1.56             1.60             0.26             79          N/A         89,321
                          5.17       22.0         1.47             1.51             0.23             60     $  .0600         99,393
-------------------------------------------   -------------------------------------------------------------------------------------


                                                  (FOOTNOTES ON FOLLOWING PAGES)

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                          9

                                                                      PROSPECTUS

 ...............................................................................

                                    --------------------------------------------------
                                            INCOME FROM INVESTMENT OPERATIONS            ------------------------------------------
                                    --------------------------------------------------
                                                             NET REALIZED                            LESS DISTRIBUTIONS
---------------------------------                                AND                     ------------------------------------------
---------------------------------   NET ASSET      NET        UNREALIZED                 DIVIDENDS    DISTRIBUTIONS
                      FISCAL YEAR   VALUE AT    INVESTMENT       GAIN       TOTAL FROM    FROM NET    FROM REALIZED
                        (PERIOD     BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT     GAINS ON          TOTAL
FUND                    ENDED)      OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME      INVESTMENTS    DISTRIBUTIONS
---------------------------------
                                    --------------------------------------------------   ------------------------------------------

World -- A               9 Mo. to
                         11/30/93(A) $ 9.56     $ 0.02       $ 2.28         $ 2.30       $ --         $ --            $ --
                         11/30/94    11.86        0.08         0.89           0.97         0.03          0.06            0.09
                         11/30/95    12.74        0.14         1.14           1.28         0.09          0.15            0.24
                         11/30/96    13.78        0.12         1.99           2.11         0.13          0.07            0.20
---------------------------------   --------------------------------------------------   ------------------------------------------
Bond -- A                11/30/87   $ 6.93      $ 0.58       $(0.60)        $(0.02)      $ 0.57       $  0.35         $  0.92
                         11/30/88     5.99        0.55         0.03           0.58         0.55         --               0.55
                         11/30/89     6.02        0.56         0.18           0.74         0.55         --               0.55
                         11/30/90     6.21        0.52        (0.18)          0.34         0.52         --               0.52
                         11/30/91     6.03        0.50         0.40           0.90         0.50         --               0.50
                         11/30/92     6.43        0.46         0.13           0.59         0.46         --               0.46
                         11/30/93     6.56        0.41         0.46           0.87         0.41          0.12            0.53
                         11/30/94     6.90        0.39        (0.70)         (0.31)        0.39          0.35            0.74
                         11/30/95     5.85        0.42         0.64           1.06         0.42         --               0.42
                         11/30/96     6.49        0.41        (0.14)          0.27         0.41         --               0.41
---------------------------------   --------------------------------------------------   ------------------------------------------
Government               11/30/87   $10.04      $ 0.80       $(0.70)        $ 0.10       $ 0.79       $ --            $  0.79
Securities -- A          11/30/88     9.35        0.78        (0.03)          0.75         0.79         --               0.79
                         11/30/89     9.31        0.81         0.26           1.07         0.81         --               0.81
                         11/30/90     9.57        0.78        (0.03)          0.75         0.78         --               0.78
                         11/30/91     9.54        0.74         0.50           1.24         0.74         --               0.74
                         11/30/92    10.04        0.70         0.14           0.84         0.70         --               0.70
                         11/30/93    10.18        0.62         0.42           1.04         0.60          0.17            0.77
                         11/30/94    10.45        0.59        (1.04)         (0.45)        0.58          0.11            0.69
                         11/30/95     9.31        0.63         0.99           1.62         0.63         --               0.63
                         11/30/96    10.30        0.61        (0.30)          0.31         0.61         --               0.61
---------------------------------   --------------------------------------------------   ------------------------------------------
Short Maturity           8 Mo. to
Gov't. -- A              11/30/95(B) $ 9.64     $ 0.40       $ 0.20         $ 0.60       $ 0.40       $ --            $  0.40
                         11/30/96     9.84        0.57        (0.03)          0.54         0.57         --               0.57
---------------------------------   --------------------------------------------------   ------------------------------------------
Treasury -- A            9 Mo. to
                         11/30/93(A) $ 1.00     $ 0.02       $ 0.00         $ 0.02       $ 0.02       $ --            $  0.02
                         11/30/94     1.00        0.03         0.00           0.03         0.03         --               0.03
                         11/30/95     1.00        0.05         0.00           0.05         0.05         --               0.05
                         11/30/96     1.00        0.04         0.00           0.04         0.04         --               0.04
---------------------------------   --------------------------------------------------   ------------------------------------------
Tax-Free -- A            2 Mo. to
                         11/30/90(C) $12.00     $ 0.10       $ 0.26         $ 0.36       $ 0.10       $ --            $  0.10
                         11/30/91    12.26        0.79         0.42           1.21         0.79         --               0.79
                         11/30/92    12.68        0.76         0.47           1.23         0.76          0.02            0.78
                         11/30/93    13.13        0.73         0.79           1.52         0.73          0.11            0.84
                         11/30/94    13.81        0.68        (1.34)         (0.66)        0.68          0.12            0.80
                         11/30/95    12.35        0.67         1.27           1.94         0.67         --               0.67
                         11/30/96    13.62        0.65        (0.09)          0.56         0.65         --               0.65
---------------------------------   --------------------------------------------------   ------------------------------------------


10 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

                                              ------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTAL DATA
                                              ------------------------------------------------------------------------------------
-------------------------------------------                       RATIO OF
-------------------------------------------                     EXPENSES TO     RATIO OF NET                            NET ASSETS
                      NET ASSET                RATIO OF NET     AVERAGE NET      INVESTMENT                 AVERAGE     AT END OF
                      VALUE AT      TOTAL      EXPENSES TO     ASSETS BEFORE     INCOME TO     PORTFOLIO   COMMISSION     PERIOD
                       END OF      RETURN*     AVERAGE NET        EXPENSE         AVG. NET     TURNOVER    RATE PAID       (000
FUND                   PERIOD        (%)        ASSETS (%)     REDUCTION**(%)    ASSETS (%)    RATE (%)    PER SHARE     OMITTED)
-------------------------------------------   ------------------------------------------------------------------------------------

World -- A
                      $11.86        24.1#         2.00+            2.12+          0.41(1)+         66         N/A       $   16,872
                       12.74         8.2          1.58             1.58           0.62             30         N/A           41,970
                       13.78        10.2          1.56             1.63           0.79             32         N/A           47,702
                       15.69        15.5          1.43             1.48           0.94             14      $.0455           71,458
-------------------------------------------   ------------------------------------------------------------------------------------
Bond -- A             $ 5.99        (0.7)         0.66             0.66           9.03            139         N/A       $   24,409
                        6.02        10.0          0.92             0.92           8.97            133         N/A           27,858
                        6.21        12.9          0.87             0.87           9.07            165         N/A           31,668
                        6.03         5.8          0.83             0.83           8.55            108         N/A           35,389
                        6.43        15.6          0.81             0.81           8.06             77         N/A           43,447
                        6.56         9.5          0.78             0.78           7.03             83         N/A           58,106
                        6.90        13.7          0.92             0.92           5.98            147         N/A           83,387
                        5.85        (4.9)         0.98             0.98           6.34            133         N/A           80,487
                        6.49        18.8          0.99             1.03           6.81            237         N/A          108,755
                        6.35         4.5          0.98             1.00           6.46            176         N/A           99,408
-------------------------------------------   ------------------------------------------------------------------------------------
Government            $ 9.35         1.2          0.67             0.67           8.31             57         N/A       $   23,057
Securities -- A         9.31         8.2          0.90             0.90           8.20             41         N/A           31,007
                        9.57        12.1          0.82             0.82           8.59             25         N/A           34,644
                        9.54         8.3          0.78             0.78           8.25             22         N/A           41,134
                       10.04        13.5          0.77             0.77           7.52             14         N/A           45,734
                       10.18         8.6          0.76             0.76           6.90             79         N/A           68,293
                       10.45        10.6          0.98             0.98           6.06             97         N/A          134,749
                        9.31        (4.5)         1.00             1.00           5.95            149         N/A          104,457
                       10.30        17.9          1.03             1.04           6.50            367         N/A          108,100
                       10.00         3.2          1.00             1.01           6.18            614         N/A           92,299
-------------------------------------------   ------------------------------------------------------------------------------------
Short Maturity
Gov't. -- A           $ 9.84         6.3#         1.00+            1.38+          6.07(6)+         58         N/A       $   28,417
                        9.81         5.6          1.00             1.20           6.09(6)         120         N/A           36,474
-------------------------------------------   ------------------------------------------------------------------------------------
Treasury -- A
                      $ 1.00         1.7#         0.85+            0.87+          2.20(7)+       --           N/A       $   72,252
                        1.00         3.1          0.81             0.81           3.01           --           N/A           75,301
                        1.00         5.0          0.81             0.82           4.83           --           N/A           80,664
                        1.00         4.6          0.78             0.78           4.38           --           N/A           80,804
-------------------------------------------   ------------------------------------------------------------------------------------
Tax-Free -- A
                      $12.26         3.0#         0.00             0.52+          4.98(5)+       --           N/A       $   13,824
                       12.68        10.2          0.38             0.73           6.37(5)          29         N/A           35,277
                       13.13        10.0          0.50             0.72           5.93(5)          48         N/A           55,538
                       13.81        11.9          0.64             0.90           5.41(5)          39         N/A          111,968
                       12.35        (5.1)         0.75             0.94           5.11(5)          92         N/A           99,935
                       13.62        16.0          0.90             0.99           5.06(5)         112         N/A          110,506
                       13.53         4.3          0.94             0.97           4.86            112         N/A           99,967
-------------------------------------------   ------------------------------------------------------------------------------------


                                                  (FOOTNOTES ON FOLLOWING PAGES)

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         11

                                                                      PROSPECTUS

 ...............................................................................

                                     -------------------------------------------------
                                             INCOME FROM INVESTMENT OPERATIONS           -----------------------------------------
                                     -------------------------------------------------
                                                              NET REALIZED                          LESS DISTRIBUTIONS
----------------------------------                                AND                    -----------------------------------------
----------------------------------   NET ASSET      NET        UNREALIZED      TOTAL     DIVIDENDS   DISTRIBUTIONS
                      FISCAL YEAR    VALUE AT    INVESTMENT       GAIN         FROM      FROM NET    FROM REALIZED
                        (PERIOD      BEGINNING     INCOME      (LOSS) ON     INVESTMENT  INVESTMENT    GAINS ON          TOTAL
FUND                     ENDED)      OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS   INCOME      INVESTMENTS    DISTRIBUTIONS
----------------------------------
                                     -------------------------------------------------   -----------------------------------------

New York                  8 Mo. to
Fund -- A                 11/30/95(B) $11.19     $ 0.36       $   0.53       $ 0.89      $ 0.36      $ --            $  0.36
                          11/30/96    11.72        0.53          --            0.53        0.53        --               0.53
----------------------------------   -------------------------------------------------   -----------------------------------------
Pennsylvania              12/31/87   $12.66      $ 0.85       $  (1.17)      $(0.32)     $ 0.85      $ --            $  0.85
Fund -- A                 12/31/88(3)  11.49       0.82           0.58         1.40        0.82        --               0.82
                          12/31/89    12.07        0.66           0.33         0.99        0.72        --               0.72
                          12/31/90    12.34        0.72          (0.03)        0.69        0.78        --               0.78
                          12/31/91    12.25        0.71           0.52         1.23        0.74        --               0.74
                          12/31/92    12.74        0.73           0.43         1.16        0.75        --               0.75
                         11 Mo. to
                          11/30/93(3)  13.15       0.69           0.42         1.11        0.69        --               0.69
                          11/30/94    13.57        0.64          (1.28)       (0.64)       0.64        --               0.64
                          11/30/95    12.29        0.66           1.11         1.77        0.66        --               0.66
                          11/30/96    13.40        0.66          (0.03)       (0.63)       0.66         0.08            0.74
----------------------------------   -------------------------------------------------   -----------------------------------------
Common                    8 Mo. to
Stock -- B                11/30/96(D) $35.43     $ 0.22       $   5.05       $ 5.27      $ 0.13      $ --            $  0.13
----------------------------------   -------------------------------------------------   -----------------------------------------
Balanced -- B             8 Mo. to
                          11/30/96(D) $17.09     $ 0.26       $   1.37       $ 1.63      $ 0.14      $ --            $  0.14
----------------------------------   -------------------------------------------------   -----------------------------------------
Small                     8 Mo. to
Company -- B              11/30/96(D) $ 4.82     $(0.03)      $   0.33       $ 0.30      $ --        $ --            $ --
----------------------------------   -------------------------------------------------   -----------------------------------------
World -- B                8 Mo. to
                          11/30/96(D) $14.49     $(0.08)      $   1.17       $ 1.09      $ --        $ --            $ --
----------------------------------   -------------------------------------------------   -----------------------------------------
Bond -- B                 8 Mo. to
                          11/30/96(D) $ 6.30     $ 0.21       $   0.06       $ 0.27      $ 0.21      $ --            $  0.21
----------------------------------   -------------------------------------------------   -----------------------------------------
Treasury -- B             8 Mo. to
                          11/30/96(D) $ 1.00     $ 0.03       $   0.00       $ 0.03      $ 0.03      $ --            $  0.03
----------------------------------   -------------------------------------------------   -----------------------------------------
Tax-Free                  8 Mo. to
Income -- B               11/30/96(D) $13.28     $ 0.32       $   0.26       $ 0.58      $ 0.32      $ --            $  0.32
----------------------------------   -------------------------------------------------   -----------------------------------------


(A)Commenced operations March 1, 1993.

(B)Commenced operations March 27, 1995.

(C)Commenced operations October 1, 1990.

(D)Commenced operations April 1, 1996.

 + Annualized.

 # Not annualized.

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of (i) voluntary expense reimbursements, in the cases of the World Fund and the U.S. Treasury Fund in fiscal 1993, the Short Maturity Government Fund in all fiscal years shown, the Tax-Free Income Fund in fiscal years 1990 to 1995, and the Pennsylania Fund in the period ended December 31, 1986, 1987 and 1988, and November 30, 1995 and 1996, (ii) in fiscal 1995 and 1996 only, credits received from the custodian and dividend paying agent on cash balances.

(1)Ratio of net investment income to average net assets would have been .29% in fiscal 1993, in the absence of a voluntary expense reimbursement.

12 FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

                                              --------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                              --------------------------------------------------------------------------------------
-------------------------------------------                       RATIO OF
-------------------------------------------                      EXPENSES TO     RATIO OF NET                             NET ASSETS
                      NET ASSET                RATIO OF NET      AVERAGE NET      INVESTMENT                  AVERAGE     AT END OF
                      VALUE AT      TOTAL      EXPENSES TO      ASSETS BEFORE     INCOME TO     PORTFOLIO    COMMISSION     PERIOD
                       END OF      RETURN*     AVERAGE NET         EXPENSE         AVG. NET      TURNOVER    RATE PAID       (000
FUND                   PERIOD        (%)        ASSETS (%)     REDUCTION** (%)    ASSETS (%)     RATE (%)    PER SHARE     OMITTED)
-------------------------------------------   --------------------------------------------------------------------------------------

New York
Fund -- A             $11.72         8.1#         1.22+            1.29+            4.60+           32           N/A      $ 5,332
                       11.72         4.8          1.04             1.10             4.65            48           N/A        5,749
-------------------------------------------   --------------------------------------------------------------------------------------
Pennsylvania          $11.49        (2.5)         0.45(2)          1.55(2)          7.24(4)         54           N/A      $26,590
Fund -- A              12.07        12.5          0.86(2)          1.44(2)          6.93(4)         48           N/A       29,611
                       12.34         8.5          1.16             1.16             6.43            50           N/A       29,435
                       12.25         5.9          1.34             1.34             5.90            27           N/A       30,536
                       12.74        10.3          1.27             1.27             5.71             8           N/A       32,667
                       13.15         9.4          1.16             1.16             5.62             1           N/A       33,669
                       13.57         8.1#         1.24+            1.24+            5.07+           23           N/A       34,448
                       12.29        (4.9)         1.30             1.30             4.84            56           N/A       31,172
                       13.40        14.8          0.97             1.36             5.14(4)         80           N/A       34,975
                       13.29         5.0          0.75             1.37             5.07(4)         56           N/A       35,545
-------------------------------------------   --------------------------------------------------------------------------------------
Common
Stock -- B            $40.57        14.9#         1.91+            1.92+            0.80+           22       $ .0600      $27,257
-------------------------------------------   --------------------------------------------------------------------------------------
Balanced -- B
                      $18.58         9.6#         2.12+            2.13+            2.21+           83       $ .0600      $10,948
-------------------------------------------   --------------------------------------------------------------------------------------
Small
Company -- B          $ 5.12         6.2#         2.62+            2.64+           (0.91)+          60       $ .0600      $ 1,943
-------------------------------------------   --------------------------------------------------------------------------------------
World -- B
                      $15.58         7.5#         2.56+            2.59+           (0.19)+          14       $ .0455      $ 3,188
-------------------------------------------   --------------------------------------------------------------------------------------
Bond -- B
                      $ 6.36         4.5#         2.16+            2.18+            5.28+          176           N/A      $ 4,714
-------------------------------------------   --------------------------------------------------------------------------------------
Treasury -- B
                      $ 1.00         3.0#         0.76+            0.77+            4.40+         --             N/A      $ 3,160
-------------------------------------------   --------------------------------------------------------------------------------------
Tax-Free
Income -- B           $13.54         4.5#         2.18+            2.48+            3.61+          112           N/A      $   766
-------------------------------------------   --------------------------------------------------------------------------------------


(2)Prior to March 1, 1993, the Pennsylvania Fund's investment advisor was ProvidentMutual Management Co., Inc. ("PMMC") and the distributor was ProvidentMutual Financial Services ("PMFS"). For the years ended December 31, 1988 and 1987, PMMC waived advisory fees of $97,538 and $139,071, respectively, and PMFS waived distribution fees of $72,170 and $57,946, respectively. In addition, PMFS absorbed operating expenses of the Fund totaling $55,118 for the year ended December 31, 1987. Had fees not been waived and expenses not absorbed, the ratio of expenses to average net assets for the fiscal years ended December 31, 1988 and 1987 would have been 1.44% and 1.55%, respectively.


(3) The Pennsylvania Fund changed investment advisors from The Meritor Investment Company to PMMC on December 28, 1988, and entered into its current Investment Advisory Agreement with the Advisor on March 1, 1993.

(4)Ratio of net investment income to average net assets would have been 4.48% in fiscal 1996, 4.78% in fiscal 1995, 6.35% in 1988 and 6.14% in 1987, in the absence of a voluntary expense reimbursement.

(5)Ratio of net investment income to average net assets would have been 5.00% in fiscal 1995, 4.92% in fiscal 1994, 5.14% in fiscal 1993, 5.71% in fiscal 1992, 6.02% in fiscal 1991 and 4.46% in fiscal 1990, in the absence of a voluntary expense reimbursement.

(6)Ratio of net investment income to average net assets would have been 5.93% in fiscal 1996 and 5.76% in fiscal 1995, in the absence of a voluntary expense reimbursement.


(7)Ratio of net investment income to average net assets would have been 2.18% in fiscal 1993, in the absence of a voluntary expense reimbursement.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         13

                                                                      PROSPECTUS

 ...............................................................................

PURCHASE OPTIONS

The Common Stock, Balanced, Small Company, World, Bond and Tax-Free Income Funds currently offer two classes of shares. Investors in these Funds may choose Class A shares, which are generally sold subject to an initial sales charge, or Class B shares, which are sold subject to a contingent deferred sales charge ("CDSC") as described below.

                                                   TOTAL 12B-1 FEE,
                 SALES                             INCLUDING SERVICE     CONVERSION
   CLASS       CHARGE(1)         SERVICE FEE              FEE             FEATURE
   -----     --------------  -------------------  -------------------  --------------
         A   Maximum 5.00%   Maximum of 0.20%(3)  Maximum of 0.30%(4)  None
             initial sales
             charge (4.00%
             for Bond and
             Tax-Free
             Income
             Funds)(2)
         B   CDSC for a      0.25%                1.00%                Class B Shares
             maximum of 6                                              convert to
             years(5)                                                  Class A Shares
                                                                       automatically
                                                                       after the
                                                                       applicable
                                                                       CDSC
                                                                       period(5)(6)

------------

(1)Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the current net asset value or cost of the shares being redeemed. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares -- Class B Shares -- CDSC".

(2)Reduced for purchases of more than $100,000 and waived for purchases of Class A Shares by certain investors. Class A share purchases of $1,000,000 or more are not subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares -- Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".

(3)The maximum service fee for Class A Shares of the Bond Fund and Tax-Free Income Fund is 0.10%.

(4)The maximum distribution fee for Class A Shares of the Bond Fund and the Tax-Free Income Fund is 0.20%.

(5)The applicable CDSC period is reduced to 5 years for aggregate purchases from $250,001 to $500,000 and to 4 years for aggregate purchases of $500,001 to $999,999. Investors with aggregate purchases in excess of $1,000,000 are only offered Class A Shares. The CDSC may be waived in certain circumstances. See "How to Redeem Shares -- Class B Shares -- CDSC" and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC".

(6)The conversion and holding periods for dividend reinvestment shares are the same as those for the initial shares to which they relate.

14
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

The Growth, Government Securities, New York and Pennsylvania Funds currently only offer Class A Shares as described below.

                                                   TOTAL 12B-1 FEE,
                 SALES                             INCLUDING SERVICE     CONVERSION
   CLASS       CHARGE(1)         SERVICE FEE              FEE             FEATURE
   -----     --------------  -------------------  -------------------  --------------

         A   Maximum 4.00%   Maximum of 0.10%     Maximum of 0.20%     None
             initial sales   (0.20% for Growth    (0.30% for Growth
             charge (5.00%   Fund)                Fund)
             for Growth
             Fund)(2)


------------

(1)See footnote (1) to the preceding chart.

(2)See footnote (2) to the preceding chart.

The Short Maturity Government Fund currently only offers Class A Shares as described below.


                                                   TOTAL 12B-1 FEE,
                 SALES                             INCLUDING SERVICE     CONVERSION
   CLASS       CHARGE(1)         SERVICE FEE              FEE             FEATURE
   -----     --------------  -------------------  -------------------  --------------
         A   Maximum 1.00%   Maximum of 0.25%     Maximum of 0.35%     None
             initial sales
             charge(2)


------------

(1)See footnote (1) to the preceding chart.

(2)Purchases of such shares of up to $999,999 are subject to a 1.0% initial sales charge, while purchases of $1,000,000 or more are not subject to an initial sales charge. If the initial sales charge is waived because a purchase is of $1,000,000 or more, the shares will be subject to a 1.0% CDSC and 0.5% CDSC for the first and second year, respectively, after the purchase. Following the second year after purchase, no CDSC will apply. See "How to Purchase Shares -- Class A Shares -- Sales Charges" and "How to Redeem Shares -- Class A Shares Purchased in Amounts over $1,000,000 -- CDSC".

The Treasury Fund offers Class A and Class B Shares. Initial purchases of Class A Shares of the Treasury Fund are not subject to any initial sales charge, CDSC or Rule 12b-1 fees. Class B Shares of the Treasury may not be purchased directly (except in connection with dollar-cost averaging plans described on page 30) or acquired in exchange for shares of the Growth, Government Securities, Short Maturity Government, New York and Pennsylvania Funds and may be acquired only in exchange for Class B Shares of another Fund. The period of time that shares are held in Class B Shares of the Treasury Fund, however, will not count toward satisfaction of the holding or conversion periods for reduction of any CDSC imposed on such shares or the conversion of Class B Shares to Class A Shares, respectively. See "How to Purchase Shares -- Class B Shares".

 ...............................................................................

THE FUNDS

Sentinel Group Funds, Inc. (the "Company") is a managed, open-end investment company that consists of eleven separate series funds, each of which continuously offers shares to investors. All of the Funds in Sentinel Group Funds, Inc., except the New York Fund, are diversified. The New York Fund is a non-diversified series of the Company. The Pennsylvania Fund is a separate open-end, non-diversified, managed investment company.

Sentinel Advisors Company (the "Advisor") serves as the investment advisor to all of the Funds and Sentinel Financial Services Company (the "Distributor") serves as the distributor for all of the Funds. See "Management of the Funds" and "The Distributor".

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         15

                                                                      PROSPECTUS

 ...............................................................................

INVESTMENT OBJECTIVES AND POLICIES

Each of the Funds has distinct investment objectives and policies. Investment objectives are fundamental policies of each Fund that may only be changed by a majority vote of the outstanding shares of that Fund. There can be no assurance that these objectives will be achieved.

Set forth below is a description of each Fund's investment objectives and policies and information on the person who is primarily responsible for the day-to-day management of the portfolio of each Fund.

- THE COMMON STOCK FUND seeks a combination of long-term growth of capital and income, current return and relatively low risk by investing in the common stocks of a diversified group of well-established companies. The Advisor will select securities based on the issuing companies' quality and its appraisal of a stock's price in relation to its value. When appropriate, the Fund may also invest in preferred stocks or debentures convertible into common stocks.
THE FUND INVESTS FOR GROWTH OF CAPITAL AND INCOME WITH RELATIVELY LOW RISK

- THE BALANCED FUND seeks a conservative combination of stability, income and long-term growth of capital by investing in a diversified portfolio of stocks and bonds. The percentage invested in each type of security will depend on whether the Advisor believes stocks or bonds offer a better value at the time of allocation. A greater proportion invested in bonds ordinarily provides greater price stability, and a greater proportion in common stocks usually provides enhanced potential for growth of income and principal. The Fund will invest at least 25% of its total assets in fixed-income securities. When determining this percentage, convertible bonds and/or preferred stocks will be considered common stocks, unless these securities are held primarily for income. The bond portion of the Balanced Fund will be invested in accordance with the same investment policies as set forth below for the Bond Fund. As of November 30, 1996, the portfolio securities in the bond portion of the Balanced Fund had an average rating of Aa2; the average effective portfolio maturity for the bond portion of the Fund was 7.7 years.
THE FUND INVESTS FOR STABILITY, INCOME AND GROWTH

- THE GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in common stocks of companies which the Advisor believes have more growth potential than the U.S. economy as a whole. The Growth Fund will focus on securities of well-established companies. Such companies will have, in the Advisor's judgment, favorable growth potential and experienced managements. Normally, the Fund will be fully invested in common stocks and other securities convertible into common stocks; however, the Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor. Income is not a factor in selecting investments.
THE FUND INVESTS IN STOCKS OF GROWING COMPANIES, WITH A FOCUS ON WELL-ESTABLISHED COMPANIES

The Growth Fund emphasizes securities believed to have superior potential for growth rather than wide diversification. Up to 25% of the value of the Growth Fund's assets may be invested in securities of companies within a single industry.

- THE SMALL COMPANY FUND seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stock, issued by small and medium-sized companies. The Fund may also invest in larger, more established companies. Companies selected for the Fund are believed to have superior growth potential and are judged to represent attractive relative values. Income is not a factor in selecting investments.
THE FUND INVESTS IN STOCKS OF GROWING COMPANIES, WITH A FOCUS ON SMALL AND MID-SIZED COMPANIES


The median market capitalization of the Fund's portfolio companies generally will not exceed $1 billion and at least 65% of the Fund's assets will be invested in companies with market capitalizations not exceeding $2 billion. Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund may temporarily retain cash or invest in fixed-income securities, if deemed appropriate by the Advisor.

The Fund's policy is to avoid short-term trading. However, the Advisor may sell a security without regard to holding period if the Advisor believes it is in the Fund's best interest to do so.

The Fund's turnover rate is not expected to exceed 100% annually. The Fund is intended for long-term investors willing to accept a higher-than-average level of volatility in order to seek above-average gains.

16
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

The Small Company Fund was known as the Sentinel Emerging Growth Fund until March 31, 1997.

- THE WORLD FUND seeks long-term growth of capital by investing primarily in a diversified portfolio of marketable equity securities of established non-U.S. companies. Normally, at least 75% of the Fund's total assets will be invested in securities of non-U.S. issuers selected by INVESCO Capital Management, Inc. (the "World Fund Sub-advisor") primarily for long-term capital growth. The remaining 25% may be invested in companies organized in the United States that have their principal activities and interests (i.e., 50% of assets and/or 50% of revenues) outside the United States. The Fund may also invest in convertible or debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("Standard & Poor's").
THE FUND INVESTS PRIMARILY IN STOCKS OF NON-U.S. COMPANIES


The Fund generally will not invest more than 25% of its total assets in any one country; however, the Fund may invest up to 40% of its assets in any one country if in the judgment of the World Fund Sub-advisor, economic and business conditions make it appropriate to do so.

It is anticipated that the majority of the Fund's portfolio transactions will be executed on established stock exchanges or in the over-the-counter markets in the countries in which portfolio investments are being made. The Fund also expects to purchase American Depositary Receipts ("ADRs"), and European Depositary Receipts in bearer form, which are designed for use in European securities markets. ADRs represent foreign securities traded on U.S. exchanges or in the over-the-counter markets. To expedite settlement of portfolio transactions and minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. You can obtain more information about these strategies by reading the section entitled, "Investment Objectives and Policies -- Considerations Applicable to the World Fund -- Foreign Currency Transactions" in the Statement of Additional Information. Normally, however, the Fund does not hedge its foreign currency exposure.

Under abnormal economic or market conditions abroad, the Fund may assume a temporary defensive posture by investing all, or a major portion, of its assets in U.S. government obligations or investment-grade fixed income securities of companies organized in the United States.

Investors should note that investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including, but not necessarily limited to, those described on page 22 below.

- THE BOND FUND seeks as high a level of continuing income as is consistent with capital preservation. The Fund will invest its assets exclusively in fixed-income securities. At least 80% of the Fund's assets, exclusive of cash items such as commercial paper, certificates of deposit and banker's acceptances, will be invested in one or more of the following types of securities:

   1.Debt securities which at the time of purchase are rated within the four highest rating categories of Moody's, Standard & Poor's or any other nationally recognized statistical rating organization;
THE FUND INVESTS FOR CONTINUING INCOME CONSISTENT WITH CAPITAL PRESERVATION

   2.Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");

   3.Debt securities (payable in U.S. dollars) issued or guaranteed by the government of Canada or of a province of Canada, or any instrumentality or subdivision thereof; and

   4.Debt obligations of, or guaranteed by, domestic banks or bank holding companies, even though not rated by Moody's or Standard & Poor's, if the Advisor believes they have investment qualities comparable to securities which may be purchased under (1) above.

The remainder of the Fund's assets may be invested in other fixed-income investments not described above, such as straight or convertible debt securities and straight or convertible preferred stocks.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         17

                                                                      PROSPECTUS

 ...............................................................................

Generally, the Fund will invest no more than 5% of its total assets in either
(i) securities rated lower than BBB by Standard & Poor's or Baa by Moody's, or
(ii) unrated securities whose credit quality, in the Advisor's opinion, is below the credit quality of securities rated BBB by Standard & Poor's or Baa by Moody's. See "Appendix A -- Description of Bond Ratings" in the Statement of Additional Information for more information concerning ratings of debt securities. As of November 30, 1996, the portfolio securities in the Bond Fund had an average credit quality of A1; the average effective portfolio maturity for the Fund was 7.9 years.

The Bond Fund may not invest more than 25% of its total assets in any one industry, except for U.S. Government Securities. In applying this limitation, utility companies will be divided according to their services, and financial services companies will be classified according to the end users of their services. For example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry, as will auto finance, bank finance, and diversified finance.

- THE GOVERNMENT SECURITIES FUND seeks as high a level of current income as is consistent with safety of principal by investing primarily in U.S. Government Securities. To a limited extent, the Fund may also invest in repurchase agreements with respect to these securities. In addition, the Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities. These include bank money market instruments, commercial paper or other short-term corporate obligations listed in the highest rating categories by nationally recognized statistical rating organizations. Money market instruments may be used as a means of making short-term investments.
THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES

The Fund may also use repurchase agreements as a means of making short-term investments, and will invest only in repurchase agreements with durations of seven days or less, only where the collateral securities are U.S. Government Securities, and in aggregate amounts of not more than 25% of the Fund's net assets. Further information concerning repurchase agreements is set forth on page 22 below.

U.S. Government Securities include the following:

   1.U.S. TREASURY BILLS, NOTES AND BONDS. These are obligations issued directly by the U.S. Treasury and have maturities of less than one year for Bills, one to ten years for Notes, and ten to thirty years for Bonds.

   2.OBLIGATIONS GUARANTEED BY THE U.S. GOVERNMENT. These include securities issued or guaranteed by certain agencies and instrumentalities of the U.S. government as to which the U.S. government guarantees repayment of principal and payment of interest. These securities include fully modified pass-through mortgage-backed certificates whose principal and interest are guaranteed by the Government National Mortgage Association ("GNMA Certificates").
U.S. GOVERNMENT SECURITIES INCLUDE A WIDE ARRAY OF INVESTMENTS

   3.OBLIGATIONS OF U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. These include obligations issued or guaranteed by U.S. government agencies and instrumentalities, supported by any of the following: (i) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (ii) discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; or (iii) the full faith and credit of the agency or instrumentality.

The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities described above. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. As of November 30, 1996, the Fund's average effective portfolio maturity was 7.9 years.

At times, the Fund may make investments in GNMA Certificates and other mortgaged-backed U.S. Government Securities ("Mortgage-Backed Securities"). Each GNMA Certificate is backed by a pool of mortgage loans insured by the Federal Housing Administration and/or the Veterans Administration.

18
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

GNMA Certificates provide for the payment of fixed monthly installments of principal and interest to the registered holder of the security. As noted above, timely repayment of principal and payment of interest is guaranteed by the full faith and credit of the U.S. government.
THE FUND MAY INVEST SUBSTANTIALLY IN MORTGAGE-BACKED SECURITIES

In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to the repayment of principal and payment of interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

While the maximum life of a Mortgage-Backed Security is typically 30 years, its average life varies with the maturities of the underlying mortgage instruments. Average life is likely to be substantially less than the original maturity of the mortgage pools underlying the Mortgage-Backed Security, due to prepayments, refinancing or foreclosure of these mortgage loans. Prepayments are passed through to the registered holder along with regularly scheduled repayments of principal and payments of interest.

In general, if prevailing interest rates are significantly below the rates on mortgages underlying the Mortgage-Backed Securities, the Mortgage-Backed Securities are likely to have higher prepayment rates than if prevailing rates are at or above the interest rates on the underlying mortgages. Prepayment possibilities reduce the potential of Mortgage-Backed Securities to appreciate in market value during periods of falling interest rates, while the risk of decline in market value during periods of rising interest rates may be comparable to other debt securities of similar maturities.

The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements. With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securities.

- THE SHORT MATURITY GOVERNMENT FUND seeks as high a level of current income as is consistent with safety of principal by investing primarily in U.S. Government Securities. This Fund will invest at least 65% of its assets in U.S. Government Securities with average maturities of from 2 to 5 years. The remainder of the Fund's assets may be invested in U.S. Government Securities with other maturities, and the Fund may also invest to a limited extent in repurchase agreements with respect to these securities. In addition, like the Government Securities Fund, the Short Maturity Government Fund may invest up to 20% of its net assets in high quality money market instruments which are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.
THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT SECURITIES WITH LIMITED MATURITIES

The Fund may also use repurchase agreements as a means of making short-term investments, in the same way as described for the Government Securities Fund above.

U.S. Government Securities include the types of securities described above under "The Government Securities Fund".

The Fund is not required to maintain a set amount in any of the various types of U.S. Government Securities. The types of U.S. Government Securities selected for purchase will depend on market conditions and the Advisor's outlook for interest rates and the economy. At times, the Fund may make investments in Mortgage-Backed Securities, as described above under "The Government Securities Fund". As of November 30, 1996, the Fund's average effective portfolio maturity was 2.7 years.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         19

                                                                      PROSPECTUS

 ...............................................................................

The Fund does not intend to enter into options or futures transactions with respect to U.S. Government Securities, lend its securities to others, or enter into reverse repurchase agreements. With respect to repurchase agreements, the Fund might incur time delays or losses in the event of the failure of the other party to the agreement to repurchase the securities.

The Fund is not guaranteed or insured by the U.S. Government, and the value of the Fund's shares will fluctuate.

The Short Maturity Fund was known as the Short-Intermediate Government Fund until February 3, 1997.

- THE TREASURY FUND seeks as high a level of current income as is consistent with safety of principal and the maintenance of liquidity by investing solely in short-term obligations of the U.S. Treasury. Such obligations include U. S. Treasury Bills, U. S. Treasury Notes and U. S. Treasury Bonds with remaining maturities of 397 days or less. Securities that comprise the Fund may earn less income than longer term securities or lower quality securities that have less liquidity, greater market risk and greater market value fluctuations.
THE FUND INVESTS SOLELY IN SHORT-TERM U.S. TREASURY SECURITIES

The Fund will seek to maintain a net asset value of $1.00 per share, by using the amortized cost method of valuing its securities. In accordance with rules adopted by the Commission, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less and to purchase only instruments having remaining maturities of 397 days or less. For more information about the amortized cost method, see "Determination of Net Asset Value" herein and in the Statement of Additional Information.

In many states, the Fund's income dividends may be exempt from state and local income taxes, but subject to federal income taxes. For more information on state and local tax exemption, see "Taxes" herein.
INCOME MAY BE EXEMPT FROM STATE AND LOCAL TAXES

- THE TAX-FREE INCOME FUND seeks as high a level of current income, exempt from federal income taxes, as is consistent with capital preservation, by investing primarily in a diversified portfolio of municipal bonds. These investments may include obligations of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. The payments from these investments, in the opinion of the issuer's bond counsel, are exempt in their entirety from federal income tax.
THE FUND INVESTS FOR CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES

At least 80% of the total assets of the Tax-Free Income Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories of either Moody's or Standard & Poor's, except to the extent the Fund is invested in defensive investments, as described below. See "Appendix A -- Description of Bond Ratings" in the Statement of Additional Information for more information regarding ratings of debt securities.

The Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the Fund's total assets may be invested in securities rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1996, the portfolio securities of the Tax-Free Income Fund had an average rating of Aa; the average effective portfolio maturity of the Fund was 11.9 years.

20
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

- THE NEW YORK FUND seeks as high a level of current interest income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with liquidity and capital preservation, by investing substantially all of its assets in obligations issued by or on behalf of the State of New York and its political subdivisions, agencies, authorities, and instrumentalities ("New York Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and New York State and City personal income tax. The New York Fund normally will invest substantially all of its net assets in New York Obligations with maturities of more than one year at the time of investment. The Fund may, however, invest up to 20% of its net assets in short-term New York Obligations.
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND NEW YORK STATE AND CITY INCOME TAXES

At least 80% of the total assets of the New York Fund will, at all times, be invested in municipal bonds rated within the four highest rating categories, or obligations of issuers having an issue of outstanding municipal bonds rated within the four highest rating categories, of either Moody's or Standard & Poor's, except to the extent the New York Fund is invested in defensive investments, as described below. See "Appendix A -- Description of Bond Ratings" to the Statement of Additional Information for more information regarding ratings of debt securities.


The New York Fund also may invest in unrated municipal bonds if the Advisor believes the credit characteristics are at least equivalent to those of municipal bonds ranked in the fourth highest rating category of either Moody's or Standard & Poor's. Although this is not a fundamental policy, no more than 5% of the New York Fund's total assets may be invested in securities rated below investment-grade or unrated securities that the Advisor believes are not equivalent in credit quality to municipal bonds in the fourth highest rating category. As of November 30, 1996, the portfolio securities of the New York Fund had an average rating of A; the average effective maturity of the Fund was 12.3 years.

Due to the New York Fund's concentration in New York Obligations, the Fund is more susceptible to factors adversely affecting issuers of New York Obligations than a municipal bond fund which is diversified nationally. Because the Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of the State of New York. For example, the economic condition of a significant industry within New York may have a corresponding effect on specific issuers within New York or on anticipated revenue to the State. Other factors that may negatively affect economic conditions in New York include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing. In recent years, New York State, New York City and other New York public bodies have encountered financial difficulties, and New York City is currently encountering financial difficulties, which could have an adverse effect with respect to the performance of the Fund. On January 17, 1995, Standard & Poor's placed the City's general obligation bonds on Credit Watch with negative implications. The Advisor does not believe, however, that the current economic conditions in New York will have a significant adverse effect on the Fund's ability to invest in high quality New York Obligations. For additional information pertinent to investment in New York Obligations, see "Appendix B -- Economic Conditions in New York" to the Statement of Additional Information.

- THE PENNSYLVANIA FUND seeks as high a level of current interest income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with liquidity and capital preservation, by investing substantially all of its assets in obligations issued by or on behalf of the Commonwealth of Pennsylvania (the "Commonwealth" or "Pennsylvania") and its political subdivisions, agencies, authorities and instrumentalities ("Pennsylvania Obligations"), the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income tax and Pennsylvania personal income tax. A general discussion of municipal bonds is contained in the description of the New York Fund, above.

THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND PENNSYLVANIA INCOME TAXES

The Pennsylvania Fund normally will invest substantially all of its net assets in Pennsylvania Obligations with maturities of more than one year. The Fund may, however, invest up to 20% of its net assets in short-term Pennsylvania Obligations. All of the Pennsylvania Obligations in which the Pennsylvania

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         21

                                                                      PROSPECTUS

 ...............................................................................

Fund invests will be rated in the top four rating categories by Moody's or Standard & Poor's or, if unrated, possess equivalent investment characteristics, as determined by the Advisor. See "Appendix A -- Description of Bond Ratings" to the Statement of Additional Information for more information regarding ratings of debt securities. As of November 30, 1996, the portfolio securities of the Pennsylvania Fund had an average rating of Aa1; the average effective portfolio maturity for the Fund was 11.7 years.

At least 75% of the Pennsylvania Fund's assets will be invested in (a) municipal obligations rated "A" or higher by Moody's or by Standard & Poor's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; (b) municipal notes rated "SP-1" or higher by Standard & Poor's or "MIG-2" or higher by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics; and (c) tax-exempt commercial paper rated "A-1" or higher by Standard & Poor's or "Prime-1" by Moody's or, if not rated, that, in the opinion of the Advisor, possess equivalent investment characteristics. The Pennsylvania Fund cannot invest in municipal obligations or notes rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or unrated securities that possess investment characteristics equivalent to these securities, in the opinion of the Advisor.

Due to the Pennsylvania Fund's concentration in Pennsylvania Obligations, the Fund is more susceptible to factors adversely affecting issuers of Pennsylvania Obligations than a municipal bond fund which is diversified nationally. Because the Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic condition and governmental policies of Pennsylvania. For example, the economic condition of a significant industry within Pennsylvania may have a corresponding effect on specific issuers within Pennsylvania or on anticipated revenue to Pennsylvania.

Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing. For additional information pertinent to investment in Pennsylvania Obligations, see "Appendix C -- Economic Conditions in Pennsylvania" to the Statement of Additional Information.

 ...............................................................................

FURTHER INFORMATION RELEVANT TO THE INVESTMENT PRACTICES OF THE FUNDS AND ASSOCIATED RISKS

INFORMATION RELEVANT TO ALL FUNDS

Depending upon the Advisor's appraisal of the availability of attractive securities and upon its judgment with respect to market conditions, a Fund may be less than fully invested.

There can be no assurance that a Fund's objective will be attained.

None of the Funds may invest in illiquid securities, or engage in short sales of securities.
PERIODICALLY THE FUNDS MAY BE LESS THAN FULLY INVESTED

All of the Funds, except the Treasury Fund, may also invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases fixed-income securities and simultaneously agrees to resell these holdings to the counterparty at a prearranged time and specific price. If the counterparty defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying securities would be less than the repurchase price stated in the agreement. Bankruptcy or insolvency of such a defaulting counterparty may cause a Fund to delay or limit its rights concerning these securities. For more information about repurchase agreements, please refer to the Statement of Additional Information.

The Common Stock, Balanced, Growth, Small Company and Bond Funds may invest in securities of foreign issuers, although only where such securities are trading in the United States (or in the case of the Bond Fund, on the Eurodollar market), and only where trading is denominated in U.S. dollars. The World Fund invests in securities traded in foreign markets and denominated in foreign currencies.

22
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)
PROSPECTUS

 ...............................................................................

Investing in foreign securities involves certain special risk considerations which normally are not associated with investing in U.S. securities, including, but not necessarily limited to, those listed below. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. When investing in foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty with the execution of judgments against foreign issuers, imposition of the withholding of taxes prior to payment of dividends or other distributions, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.


The World Fund may in addition be affected favorably or unfavorably by changes in currency rates or exchange control regulations, and may incur costs in connection with conversions between various currencies. In general, securities listed on foreign stock exchanges are less liquid and more volatile than securities listed on U.S. stock exchanges due to, for example, substantially lower trading volume. Such lower volume could result in the World Fund's obtaining lower sales prices in the event of forced liquidation of securities to meet unanticipated cash requirements. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. stock exchanges, and there is less supervision and regulation of such exchanges.

INFORMATION RELEVANT TO THE EQUITY FUNDS

Investments in equity securities of small and medium-sized companies typically involve more risk than investments in equity securities of larger companies, because they generally have limited financial resources and narrower product lines and may have less seasoned managers. In addition, their securities may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

INFORMATION RELEVANT TO THE FIXED-INCOME FUNDS

The market prices of debt securities, including those issued by the U.S. government, are inversely affected by interest rate changes. As a result, the net asset value of the shares of Funds holding debt securities will fluctuate with conditions in the debt securities market. Debt securities with longer maturities and longer effective durations (a measure of an instrument's sensitivity to changes in interest rates) generally have higher yields and are subject to greater price fluctuation due to interest rate changes than debt securities with shorter maturities or shorter effective durations.

The Bond, New York and Tax-Free Income Funds, and the bond portion of the Balanced Fund, may invest without limitation in debt securities in the fourth highest rating category of Moody's and Standard & Poor's. The Pennsylvania Fund may invest up to 25% of its assets in such debt securities. While considered "investment-grade", these securities may have more speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If a debt security in any of the Funds is downgraded below investment-grade, the Advisor will determine whether selling the security is in the shareholders' best interest. To arrive at this decision, the Advisor will consider several factors, including price, credit risk, market conditions and the prospective trend in interest rates.

In the fiscal year ended November 30, 1996, the Government Fund had portfolio turnover of 614%, the Bond Fund had portfolio turnover of 176%, the Tax-Free Income Fund had portfolio turnover of 112%, and the Balanced Fund had portfolio turnover of 83% (in the case of the Balanced Fund, this portfolio turnover results from portfolio turnover of 15% for the equity portion, and 191% for the bond portion). These Funds are actively managed, and their portfolios are constantly monitored and adjusted in an attempt to increase income, protect the income stream or improve the quality of the portfolios. This investment policy results in portfolio turnover that is considered high, but this need not adversely affect performance, because the Funds generally do not pay commissions; they deal directly with dealers acting as principals when buying or selling. Although the price of the securities may include a profit to the dealer, the Funds will only execute these transactions when the Advisor believes it will help the Funds to achieve their investment objectives. High portfolio turnover (i.e., greater than 100% per year) may result in earlier recognition of capital gains or capital losses for tax purposes than would otherwise

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         23

                                                                      PROSPECTUS

 ...............................................................................

be the case. However, the Funds monitor their trading activity so as to comply with the federal tax requirement that less than 30% of gross income be derived from gains from the sale or other disposition of securities held for less than three months.


The assets of the Bond, New York, Pennsylvania, Tax-Free Income, Government Securities and Short Maturity Government Funds and the bond portion of the Balanced Fund may include securities that have been purchased on a when-issued or delayed-delivery basis. Delivery of and payment for these securities could take place a month or more after the date of the transaction. During this time, the value of the purchase commitment will fluctuate with the market for comparable securities. However, when the Fund makes a commitment to purchase the securities, the payment and interest terms of these issues are fixed. A Fund will make these commitments only with the intention of acquiring the securities, but may sell those holdings before settlement date if, in the Advisor's opinion, such action would benefit shareholders. When a Fund purchases securities on a when-issued or delayed-delivery basis, it will provide its custodian with enough assets to pay the purchase price of these securities upon delivery. Payment would be in the form of cash, cash equivalents, or short-term, high grade, fixed-income securities. This policy ensures that the use of when-issued or delayed-delivery purchases does not have the effect of leveraging the portfolio.


The Bond, Government Securities, Short Maturity Government and Balanced Funds may also enter into "dollar rolls". A dollar roll occurs when a Fund sells mortgage-backed or U.S. Treasury securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed or U.S. Treasury securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll in which the proceeds of a dollar roll are held in a segregated account with liquid, short-term, high grade debt securities. Dollar rolls in which the Funds may invest will be limited to covered rolls.

INFORMATION RELEVANT TO THE TAX-EXEMPT FUNDS

Interest income on certain "private activity" bonds is a preference item for shareholders subject to the alternative minimum tax ("AMT"). Municipal bonds whose interest is a preference item for AMT purposes will comprise less than 20% of each of the Tax-Free Income and New York Funds' total assets. From their inceptions through March 31, 1997, the Tax-Free Income and New York Funds did not hold private activity bonds. However, past investment strategies are not necessarily indicative of the Funds' future investment program. The Pennsylvania Fund does not presently intend to purchase bonds subject to the AMT. For more information on private activity bonds, refer to the section entitled "Taxes" below.


In general, any gain or loss from the sale of a tax-exempt security will generally be treated as either a short-term or long-term capital gain or loss for the Fund, depending on the holding period. Capital gains distributions are fully taxable.


Should the Advisor anticipate a rise in interest rates, and a corresponding decline in value of long-term municipal bonds, the Tax-Free Income, New York and Pennsylvania Funds may invest temporarily in short-term debt obligations, including taxable investments, to help protect shareholder capital. Such investments may include notes issued by or on behalf of municipal issuers, U.S. Government Securities, instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments.
STRATEGIES TO PROTECT SHAREHOLDER CAPITAL IN TIMES OF MARKET WEAKNESS

Under these conditions, the Pennsylvania Fund will limit its investments in securities other than Pennsylvania obligations to 20% of its assets. With respect to non-governmental issuers, the Pennsylvania Fund will limit these investments to obligations of issuers whose quality rating at the time of purchase is within the two highest categories of either Standard & Poor's or Moody's.

24
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

The interest on municipal obligations issued by states other than New York or Pennsylvania, for the New York and Pennsylvania Funds, respectively, is exempt only from federal income tax. Interest on certain qualifying U.S. Government Securities, but not all such securities, is exempt only from state personal income tax. Interest on instruments of domestic banks, repurchase agreements, domestic commercial paper, and other cash-type investments are generally fully subject to both federal and any applicable state income taxes.

The New York and Pennsylvania Funds are subject to the risks relating to concentration in New York Obligations or Pennsylvania Obligations, as described on pages 21 and 22 above.

The New York, Pennsylvania and Tax-Free Income Funds may purchase and sell certain exchange-traded financial futures contracts and related options for the following reasons:

- to hedge against adverse changes in interest rates;

- to protect against depreciation of municipal bond investments; or

- to hedge against increases in the cost of prospective municipal bond investments.

None of the New York, Pennsylvania or Tax-Free Income Funds will purchase and sell financial futures contracts or related options if, immediately after purchase, the sum of the amount of initial margin on existing futures positions and premiums paid for outstanding options exceeds 5% of the Fund's total assets.

RISKS ASSOCIATED WITH THESE OPTIONS AND FUTURES TRANSACTIONS. Options and futures transactions involve certain risks; however, the Advisor believes that since the New York, Pennsylvania and Tax-Free Income Funds will engage in these transactions for hedging purposes only, these portfolio strategies will not subject these Funds to the risks frequently associated with the speculative use of options and futures transactions. However, there are certain risks related to futures transactions used for hedging purposes that you should understand. These include: (i) incorrect forecasts of interest rates by the Advisor, which may result in the hedge being ineffective; (ii) possible lack of a liquid secondary market for a financial futures contract, which may result if the particular market exceeds its daily price fluctuation limit, or for other reasons, in which case the New York, Pennsylvania or Tax-Free Income Fund may be adversely affected by its inability to close out its futures position; and (iii) imperfect correlation between the change in the market value of a Fund's municipal bonds and the prices paid for futures contracts, which may result in the hedge being ineffective. From their inceptions through March 31, 1997, none of the New York, Pennsylvania or Tax-Free Income Funds has engaged in any of the hedging transactions described above. For further information on financial futures contracts and options, please refer to "Investment Objectives and Policies" in the Statement of Additional Information.

 ...............................................................................

MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS -- BOARD OF TRUSTEES

The Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund (together, the "Boards") consist of thirteen individuals, three of whom are "interested persons" of the Funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Boards are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act.

INVESTMENT ADVISOR

The Advisor is a Vermont general partnership whose general partners are affiliates of three of the nation's major insurance companies, with aggregate assets of over $20.6 billion. The partners are:

- Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"),

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         25

                                                                      PROSPECTUS

 ...............................................................................

- ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company ("Provident Mutual"),
THE ADVISOR'S INDIRECT OWNERS ARE MAJOR INSURANCE COMPANIES WITH COMBINED ASSETS OF OVER $20.6 BILLION

- HTK of Delaware, Inc., an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual"), and

- Sentinel Management Company, a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual.

The principal business address of the Advisor is National Life Drive, Montpelier, Vermont 05604. Subject to the direction and control of the Boards, the Advisor makes the investment decisions for the Funds and provides certain administrative and related services. For these services to the Funds, the Advisor receives a fee, based on the aggregate average daily value of net assets of the Funds at the following annual rates:

    (1)
      With respect to the Small Company, Growth, World and Balanced Funds:
         0.70% per annum on the first $200 million of average daily net assets of such Funds in the aggregate;

         0.65% per annum on the next $100 million of such assets;
         0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million.

    (2)
      With respect to the Common Stock Fund:
         0.55% per annum on the average daily net assets of the Fund.

    (3)
      With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds:
         0.55% per annum on the first $200 million of average daily net assets of such funds in the aggregate;

         0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million.

    (4)
      With respect to the Pennsylvania Fund:
         0.55% per annum on the first $50 million of average daily net assets of such funds in the aggregate;

         0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

    (5)
      With respect to the Treasury Fund:
         0.40% per annum on the first $300 million of average daily net assets of the Fund; and
         0.35% per annum on such assets in excess of $300 million.

PORTFOLIO MANAGERS

The Common Stock Fund and the Small Company Fund are managed by teams of investment professionals led by Keniston P. Merrill. Mr. Merrill is Chairman of the Board of the Company and the Pennsylvania Fund and has been associated with the Advisor and its predecessor since 1982, serving as Chairman and Chief Executive Officer since 1986. He has a total of 39 years experience as an investment professional.

The portfolio manager for the Growth Fund is Robert L. Lee, Vice President of the Advisor. Mr. Lee is a Chartered Financial Analyst. Mr. Lee assumed responsibility for the Fund in November, 1993, when he joined the Advisor. Prior to that time he was a Vice President at Shawmut National Corporation.

The Balanced Fund's portfolio manager is Rodney A. Buck, Senior Vice President of the Advisor. Mr. Buck is a Chartered Financial Analyst, and has been the Fund's portfolio manager since 1982. He is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of National Life. Mr. Buck has been employed by the Advisor or its affiliates since 1972.

26
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

The portfolio manager for the Bond Fund and the Treasury Fund is Richard D. Temple, Vice President of the Advisor. He has been the Bond Fund's portfolio manager since 1985 and has been employed by the Advisor or its affiliates since 1969.

The portfolio manager of the Government Securities and Short Maturity Government Funds is David M. Brownlee, Vice President of the Advisor. Mr. Brownlee is a Chartered Financial Analyst. Prior to joining the Advisor in 1993, Mr. Brownlee was a Managing Director at Aetna Life and Casualty.

The portfolio manager of the Tax-Free Income, New York and Pennsylvania Funds is Kenneth J. Hart, Vice President of the Advisor. Mr. Hart has been with the Advisor since 1990, and prior to that he was employed by Sentinel Administrative Service Corporation and Shearson Lehman Brothers.

SUB-ADVISOR

With respect to the World Fund, the Advisor has entered into a sub-advisory agreement with the World Fund Sub-advisor, INVESCO Capital Management, Inc. Pursuant to such agreement, the World Fund Sub-advisor provides the Advisor with a continuous investment program consistent with the World Fund's stated investment objectives and policies. The sub-advisory agreement provides for a fee from the Advisor to the World Fund Sub-advisor of the greater of (a) a monthly fee equal to 0.03125% (0.375% per annum) of the average daily net assets of the Fund up to $500 million and 0.025% (0.30% per annum) of such average net assets in excess of $500 million, or (b) $20,000 per annum. INVESCO Capital Management, Inc. became the World Fund Sub-advisor on April 1, 1996, and the present sub-advisory agreement was approved by the shareholders of the World Fund at a meeting held on February 28, 1997. The previous sub-advisor to the World Fund, under an agreement with terms substantially similar to those of the present sub-advisory agreement, was Cashman Farrell and Associates, which resigned as Sub-advisor effective March 31, 1996. The effective fee rate paid by the Advisor to the World Fund Sub-advisor and Cashman Farrell and Associates for the fiscal year ended November 30, 1996 was 0.375% per annum.
INVESCO CAPITAL MANAGEMENT, INC. SERVES AS SUB-ADVISOR TO THE WORLD FUND


The World Fund Sub-advisor is located at 1315 Peachtree Street, Atlanta, GA
30309.


The World Fund's portfolio manager since June 1994 has been Erik B. Granade, International Equity Portfolio Manager of the World Fund Sub-advisor. Mr. Granade is a Chartered Financial Analyst. He was associated with Cashman Farrell and Associates from June, 1994 to March 31, 1996, when he moved to the World Fund Sub-advisor. Prior to June, 1994 he was an International Portfolio Manager with Provident Capital Management, Inc.

ADMINISTRATION

In accordance with Fund Services Agreements with the Funds, Sentinel Service serves as the transfer agent for the Funds and also provides the Funds with certain fund accounting, financial administration and shareholder relations services. To perform the transfer agency function, Sentinel Service utilizes the computer system of DST Systems, Inc., ("DST") on a remote basis through Investors Fiduciary Trust Company ("IFTC").

The Fund Services Agreements provide for the Company and the Pennsylvania Fund to pay to Sentinel Service fixed fees of $842,500 per year and $84,000 per year, respectively, for fund accounting and financial administration services. They also provide for annual fees payable by the Company and the Pennsylvania Fund for transfer agency and shareholder relations services of $2,563,000 and $37,000, respectively, plus an amount equal to an annual rate of $15 per shareholder account in excess of 106,500 and 1,500, respectively, as of the last day of the month preceding the installment due date. The fixed fees are subject to increase under inflation clauses approved by the Boards. The Funds must pay for remote access to the computer system of DST. Generally this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fees, as a percentage of net assets for transfer agency and shareholder servicing are somewhat higher than industry norms. However, the Boards believe that such fees are warranted in light of the level of service provided. Sentinel Service has voluntarily agreed to reimburse the Pennsylvania Fund, the Short Maturity Government Fund, and the New York Fund for expenses necessary to limit such Funds'

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         27

                                                                      PROSPECTUS

 ...............................................................................

individual expense ratios to 0.90%, 1.00% and zero, respectively, in each case after expense offset. Although Sentinel Service has no present intention to do so, these arrangements may be terminated at any time.


Sentinel Service is also a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.



 ...............................................................................

CUSTODIAN

IFTC serves as the Custodian and Dividend Paying Agent for the Funds. IFTC is an affiliate of State Street Bank.

 ...............................................................................

THE DISTRIBUTOR

The Distributor, Sentinel Financial Services Company, whose address is National Life Drive, Montpelier, Vermont 05604, serves as national distributor for the Funds under the terms of agreements which became effective March 1, 1993. The Distributor has the exclusive right to distribute shares of the Funds through broker-dealers with whom it has selling agreements. The Distributor is a general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

 ...............................................................................

DISTRIBUTION PLANS



On March 1, 1993, each of the Funds, except for the Treasury, Short Maturity Government and New York Funds, adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable to their Class A shares. On March 27, 1995, the Short Maturity Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 under the 1940 Act, applicable only to it and both the Short Maturity Government Fund and the New York Fund became subject to the existing distribution plan for all of the other Funds. Effective April 1, 1996, the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds adopted a Class B Distribution Plan applicable only to the Class B shares of these Funds. These distribution plans are herein referred to as the "Plans". Neither the Class A nor the Class B shares of the Treasury Fund is a participant in the Plans and none of the fees paid by the other Funds pursuant to the Plans will be used to reimburse the Distributor for expenses incurred in connection with the distribution of Treasury Fund shares.


Under the Plans applicable to the Class A shares, each participating Fund will pay to the Distributor a monthly fee at the maximum annual rate of (a) .30% of average daily net assets in the case of the Small Company, Growth, World, Common Stock and Balanced Funds, (b) .20% of average daily net assets in the case of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, or (c) .35% of average daily net assets in the case of the Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the

28
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promoting and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, and any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for distribution to existing shareholders, and service fees paid to securities dealers who have executed a selling agreement with the Distributor.


Under the Plans applicable to the Class B shares, the Class B shares of each of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds will pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B shares, together with the cost of financing such payments, and for the other types of distribution, sales and marketing expenditures detailed in the preceding paragraph for the Plans applicable to the Class A shares.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

To dealers, the Distributor pays, in the case of the Class A shares of the Small Company, Growth, World, Common Stock and Balanced Funds, .20% per annum of average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993; in the case of the Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income and Government Securities Funds, .10% per annum of the Funds' average net assets owned by clients of the dealer who acquired such shares on or after March 1, 1993, or, in each case, who acquired their shares in the acquisitions of ProvidentMutual Fund or Independence Capital Group of Funds assets by the Funds; and in the case of the Short Maturity Government Fund, .25% per annum of the average net assets owned by clients of the dealer. In the case of Class B shares of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds, the Distributor pays to dealers a service fee which varies based on the total assets in Class B shares of such Funds for which each registered representative of such dealer is the registered representative of record at the time commissions are paid, as follows:

ASSETS IN CLASS B SHARES OF THE FUNDS                                                     ANNUAL
FOR WHICH A PARTICULAR INDIVIDUAL IS THE                                               BROKER-DEALER
REGISTERED REPRESENTATIVE OF RECORD                                                     SERVICE FEE
------------------------------------------------------------------------------------  ---------------
$0 - $99,999........................................................................          -0-
$100,000 - $199,999.................................................................         0.10%
$200,000 - $999,999.................................................................         0.25%
$1,000,000 and over.................................................................         0.50%

A selling dealer may elect to be paid a service fee on such Class B shares of 0.25% per annum, instead of the above arrangement. In no case will the Class B shares of any Fund pay service fees which total more than 0.25% per year. To the extent the above schedule requires a payment from the Distributor in an amount exceeding 0.25% of average daily assets of the Class B shares of any Fund, then the Distributor will make such payment and will not be entitled to recover the excess over 0.25% from the Funds under the Plans. The Class B share service fee for the first year after a purchase will be used to recover a portion of the cost of the dealer concession paid by SFSC to the selling dealer, which portion of the dealer concession is considered the service fee for the first year. No service fee is paid on Class B shares in house accounts, accounts in nominee name, or accounts in dealer street name.

The portion of the distribution fee consisting of service fees to dealers will be paid out of the general assets of the related Fund and therefore affects all shareholders of each such Fund equally, regardless of whether a service fee payment is made in respect to a particular shareholder's shares. The degree to which each Fund is affected will depend on the percentages of the shares of such Fund which are or are not subject to service fee payments.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         29

                                                                      PROSPECTUS

 ...............................................................................

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year for reimbursable expenses for any Fund that exceed the applicable 0.35%, 0.30%, 0.20% or 1.00% maximums.

 ...............................................................................

HOW TO PURCHASE SHARES

You can purchase shares of the Funds through any securities dealer who has a sales agreement with the Distributor. If you already have an account with Sentinel you can purchase shares by mailing your check directly to Sentinel Service.
OPENING AN ACCOUNT IS EASY

ALTERNATIVE PURCHASE OPTIONS

The Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds offer prospective investors a choice of two classes of shares, Class A and Class B, which incur sales charges in different forms and amounts and which bear different levels of expenses. These alternative purchase arrangements are designed to enable the investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which may include: the amount and intended length of the investment, the type of Fund, and whether the investor intends to utilize the exchange privilege. Generally, when making an investment decision, investors should at least consider the anticipated life of an intended investment in the Funds, the accumulated distribution fees plus CDSC on Class B shares, the initial sales charge, if any, plus accumulated distribution fees on Class A shares, the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, and the automatic conversion of Class B shares to Class A shares at certain specified times.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Class A Shares -- Reduced Sales Charges" and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC" below.

There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares accepted is $1,000,000. The Funds may refuse any order to purchase shares.


The Growth, New York, Pennsylvania, Government Securities and Short Maturity Government Funds offer only Class A shares. Class B shares of the Treasury Fund are offered only for exchanges from the Class B shares of other Funds, and are not offered for initial purchase, except in dollar-cost averaging programs into Class B shares of other Funds where the initial investment is a minimum of $10,000, each dollar-cost averaging transaction at least $1,000, and the program is completed within 24 months. A CDSC will apply to Class B shares in the Treasury Fund. See "Shareholder Services -- Exchange Privilege" below.


CLASS A SHARES

For all purchases of Class A shares, you pay the public offering price, which equals the net asset value per share (next computed following receipt of your order by Sentinel Service), plus a sales charge (except that in the case of the Treasury Fund, there is no sales charge).

The sales charge ranges from 5.0% to 0.0% of the offering price (5.3% to 0.0% of the net amount invested). The size of your purchase will determine the amount of your sales charge.

30
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

CLASS A SHARES -- SALES CHARGES


The table below shows the schedule of sales charges for the Common Stock, Balanced, Growth, Small Company and World Funds:

                                                                                SALES       DEALER
SALE SIZE                                                                      CHARGE     REALLOWANCE
----------------------------------------------------------------------------  ---------  -------------

$0 to $100,000..............................................................       5.00%        4.50%
$100,001 to $250,000........................................................       4.00%        3.75%
$250,001 to $500,000........................................................       2.50%        2.25%
$500,001 to $999,999........................................................       2.00%        1.75%
$1,000,000 or more..........................................................     -0-          -0-


The schedule of sales charges for the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds is set forth in the table below:

                                                                                SALES       DEALER
SALE SIZE                                                                      CHARGE     REALLOWANCE
----------------------------------------------------------------------------  ---------  -------------

$0 to $100,000..............................................................       4.00%        4.00%
$100,001 to $250,000........................................................       3.50%        3.25%
$250,001 to $500,000........................................................       2.50%        2.25%
$500,001 to $999,999........................................................       2.00%        1.75%
$1,000,000 or more..........................................................     -0-          -0-


For the Short Maturity Government Fund, the sales charge for sales of up to $999,999 is 1.00%, with a dealer reallowance of 0.75%. For sales of $1,000,000 and over, there is no initial sales charge. There is no sales charge on purchases of shares of the Treasury Fund.

In cases in which there is no sales charge because the sale is in an amount of $1,000,000 or more, the Distributor will pay dealers compensation of 1.00% for sales of up to $4,999,999, and in an individually negotiated amount for sales of $5,000,000 and over. See "How to Redeem Shares -- Class A Shares Purchased in Amounts Over $1,000,000 -- CDSC", below.

Equity Services, Inc., 1717 Capital Management Company, Janney Montgomery Scott, Inc., and Hornor, Townsend & Kent, Inc., which are wholly-owned subsidiaries of the partners of the Advisor, receive a dealer reallowance equal to the entire sales charge on their sales of Fund shares. As a result, they may be considered underwriters of such shares. Because the Funds calculate the offering price per share by rounding to the nearest whole cent, the entire sales charge may be slightly more or less than the sales charge percentages set forth above.

CLASS B SHARES

For all purchases of Class B shares, you pay the current net asset value. There is no initial sales charge. A CDSC will be imposed on Class B shares (including Class B shares of the Treasury Fund), if you redeem shares during the applicable CDSC period, and no waiver of the CDSC applies. See "How to Redeem Shares -- Class B Shares -- CDSC" and "How to Redeem Shares -- Class B Shares -- Waiver or Reduction of the CDSC", below.


Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase. See "Distribution Plans" above. After such period, the Class B shares automatically convert to Class A shares and are no longer subject to such higher distribution fees. The holding period for Class B shares after which they automatically convert to Class A shares varies depending on the amount of the initial purchase payment. For purchase payments up to $250,000, the automatic conversion occurs at the end of the sixth year; for purchase payments from $250,001 to $500,000, the automatic conversion occurs at the end of the fifth year; and for purchase payments from $500,001 to $999,999, the automatic conversion occurs at the end of the fourth year. The holding period for Class B shares will include the holding period of Class B shares of another Fund from which they were exchanged.


FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         31

                                                                      PROSPECTUS

 ...............................................................................


Because the CDSC may be lower and the conversion to Class A shares may be faster for purchase amounts of over $250,000, it may be advantageous for a shareholder to use a Right of Accumulation ("ROA") or a Letter of Intent ("LOI") in connection with the purchase of Class B shares. These privileges are described below under "How to Redeem Shares -- Waiver or Reduction of the CDSC".


For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to selling broker-dealers, at the time a shareholder purchases Class B shares, of amounts equal to the following percentages of the purchase amount, for each of the Funds offering purchases of Class B shares:

                                                                                       BROKER-DEALER
AMOUNT OF PURCHASE PAYMENT                                                                PAYMENT
------------------------------------------------------------------------------------  ---------------

Up to $250,000......................................................................           4.0%
$250,001 to $500,000................................................................           2.5%
$500,001 to $999,999................................................................           2.0%


The Class B shares of the Treasury Fund are only available through exchange from the Class B shares of another Fund or in connection with a dollar-cost averaging program described on page 30. The Class B shares of the Treasury Fund do not bear the higher ongoing distribution expenses normally associated with the Class B shares. However, time during which assets are in the Class B shares of the Treasury Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. See "How to Redeem Shares -- Class B Shares -- CDSC", below.

CLASS A SHARES -- REDUCED SALES CHARGES

RIGHT OF ACCUMULATION. Quantity discounts begin with investments in Class A shares in excess of $100,000. This applies to purchases of Class A shares of one or more of the Funds at one time, or to purchases of either Class A shares or Class B shares combined over time by you, your spouse and children under the applicable age of majority, a trustee or other fiduciary account for these same persons. Additionally, accounts for charitable, religious, educational and similar corporations, associations, or foundations exempt under Section 501(c)(3) or (13) of the Code, retirement plans set up under the Self-Employed Individuals Tax Retirement Act of 1962, and Individual Retirement Accounts ("IRAs") set up under the Employee Retirement Income Security Act of 1974, as amended, may be linked to an individually owned account for this privilege. However, individually registered accounts may not be linked with a participant account in any plan which has multiple linked accounts except as noted below in the AG&T Advantage Program. Please note that, in order to take advantage of this privilege, you must advise your representative at the time of purchase that you are eligible for this privilege and must provide the fund name(s), registration of account(s), and account number(s).

YOU CAN RECEIVE A REDUCED SALES CHARGE FOR A NUMBER OF REASONS

LETTER OF INTENT. The LOI lowers your costs on Class A share investments of more than $100,000 or Class B share investments of more than $250,000 spread over 13 months or, in the case of corporate qualified plans, spread over 30 months. The LOI is not a binding commitment by you to purchase, or by the Fund to sell additional shares. All purchases made for your account within 13 months from the date of the LOI, or when applicable 30 months will be made at the reduced sales charge for the investment amount checked on the account application. Any dividends and distributions will be reinvested without a sales charge and will not be considered in determining whether the LOI has been completed.


Any purchases of the Sentinel Family of Funds (except the Treasury Fund) made by you within the 90 days preceding the date of your LOI may be included under it but do not qualify for the discount. You may also combine the value, at the current offering price, of any shares you own of other Sentinel Funds in order to determine the quantity discount which would apply under the LOI.


Two percent (2%) of the shares purchased under the LOI will be held in escrow by Sentinel Service and released at the end of the 13- or 30-month period or upon completion of the LOI.

32
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................



Upon expiration of the 13- or 30-month period a sales charge may be due if total purchases are less than the LOI amount indicated on the application. Sales charges are due within 20 days after notification to the account holder and may be paid either by check payable to Sentinel Service or by redemption of shares held in escrow to the extent necessary to pay such amount due. Upon payment of the balance due any remaining escrow shares will be released and free from further sales charges. The sale of shares for this purpose will be a taxable event.


GROUP INVESTMENTS. Any group of investors which notifies the Distributor that it will act as a group in purchasing Fund shares, in such a way as to result in reduced selling expenses, will be entitled to be treated as if it were a single entity for purposes of the reduced sales charges for quantity purchases, the ROA and the LOI.


AG&T ADVANTAGE PROGRAM. Employers establishing either SIMPLE IRA plans under the Small Business Protection Act of 1996 or Section 403(b) plans for which American Guaranty & Trust Company ("AG&T") is the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases under both the ROA and the LOI. Quantity discounts under this program are based upon amounts previously invested in the Funds. In addition, personal accounts for the employee and members of his or her immediate family, as defined above under "Right of Accumulation", may be grouped with the employee's SIMPLE IRA or Section 403(b) accounts for quantity purchases under both the ROA and LOI.


Certain investors, subject to limitations, may purchase Fund shares at net asset value. Such investors include current and former Directors of the Funds and predecessors to the Funds; certain current and retired directors, officers, employees and retirees of the general partners of the Advisor and their affiliates; directors, officers, employees and clients of the Sub-advisor; members of the immediate families of, or survivors of, all of the above-referenced individuals; registered representatives of securities dealers that have entered into a sales agreement with the Distributor, and who notify the Distributor of such status at the time of the purchase, and members of their immediate families or their survivors; non-profit organizations with which any of the above-referenced persons are actively involved; clients of dealers, brokers, registered investment advisors or registered investment advisor representatives who have entered into an agreement with the Distributor providing specifically for the use of shares of a Fund in particular investment programs or products (where such program or product already imposes a fee) made available to clients of such dealer, broker, registered investment advisor or registered investment advisor representative; purchasers who are investing section 403(b) loan principal repayments; purchasers who notify the Distributor that the funds being used for such purchase consist of redemption proceeds from other mutual fund shares for which a sales charge or CDSC has been paid, and such funds in fact come from such source; and investments being transferred from individually managed trust accounts at AG&T. If there is more than one person on an account registration, all persons named in the account registration must qualify. You must notify the Distributor at the time of purchase if you qualify for a front-end sales charge waiver.

OTHER MATTERS RELATING TO DISTRIBUTION OF FUND SHARES

The Distributor will reimburse all broker-dealers who agree with the Distributor to undertake activities designed to specifically promote the Funds, for costs incurred by such broker-dealers in the course of such activities. The Advisor has adopted a policy under which sales of shares of the Funds may be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

The Distributor is sponsoring a sales contest during the period February 3, 1997 to December 31, 1997, in which registered representatives of all broker-dealers who have elected to participate in the contest can qualify for a trip to a destination to be announced by achieving sales of shares of the Funds (other than the Treasury Fund) and sales of accounts managed by AG&T, the Distributor's trust company affiliate, aggregating at least $500,000, and may bring a guest at the Distributor's expense by achieving such sales of at least $750,000. In addition, registered representatives of all broker-dealers

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         33

                                                                      PROSPECTUS

 ...............................................................................

who have elected to participate in the contest can qualify for a second destination when said sales aggregate at least $1,000,000, and may bring a guest at the Distributor's expense by achieving such sales of at least $1,500,000. Branch managers of all branch offices which achieve such sales of at least $4,500,000 can also qualify for the trip and may bring a guest at the Distributor's expense.

Accounts may be opened with only $50 using the Automatic Investment Plan. Otherwise, the minimum initial investment in any Fund is $1,000, except as otherwise provided in the Statement of Additional Information and except for certain retirement plan accounts. The minimum subsequent investment is $50. The Funds reserve the right to reject any order and may charge a fee of $25 for each check or electronic payment returned unpaid due to insufficient funds.
OPEN AN ACCOUNT WITH AS LITTLE AS $50

PURCHASING SHARES BY CHECK

Make your checks payable to "Sentinel Administrative Service Company" and remit to:

    Sentinel Administrative Service Company
    P.O. Box 1499
    Montpelier, VT 05601-1499

All checks must be drawn in U.S. dollars on a U.S. bank. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until such check has cleared, which may take up to 15 days after the purchase date.

A purchase made by check is effected on the day when federal funds are made available to a Fund, usually within one business day after Sentinel Service receives the check. Federal funds are monies held by a commercial bank on deposit in one of the U.S. Federal Reserve branch banks (the "Federal Reserve Banks").

PURCHASING SHARES BY WIRE

You may purchase shares by wiring federal funds directly to Sentinel Service when the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open for business.
ANOTHER EASY WAY TO BUY SHARES

To make your initial purchase by wire, call our toll-free number noted below and obtain an account number. If you don't have an application, request one. Complete the application and return it promptly to Sentinel Service.

Your bank may charge you a fee to wire funds. Payments made by wire and received by Sentinel Service on any business day are available to the Fund on the next business day.

DEALER WIRE PURCHASE ORDERS

As a convenience to shareholders, the Distributor will, acting for the Funds without charge, ordinarily accept orders from dealers who have sales agreements with the Funds for the purchase of shares at the applicable offering price.

AUTOMATIC INVESTMENT PLAN

This feature affords you the opportunity to dollar-cost average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.


TELEPHONE INVESTMENT SERVICE
This feature enables you to purchase Fund shares via electronic funds transfers from your bank account simply by phoning Sentinel Service.


GOVERNMENT DIRECT DEPOSIT PRIVILEGE
Government Direct Deposit enables you to purchase Fund shares (minimum of $50.00 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your account. You may deposit as much of such payments as you elect. To enroll in Government Direct Deposit, you must complete and file with Sentinel Service a completed Direct Deposit Sign-Up Form for each type of payment that you desire to

34
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

include in this Privilege. The Direct Deposit Sign-Up Form may be obtained by contacting Sentinel Service or the appropriate Federal Agency for your type of payment. Death or legal incapacity will terminate your participation in this Privilege. You may elect to terminate your participation in this privilege by providing written notification to the appropriate Federal agency.

PAYROLL SAVINGS PLAN

Payroll Savings Plan permits you to purchase Fund shares (minimum of $50.00 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Sentinel account electronically through the Automated Clearing House system each pay period. To establish a Sentinel Payroll Savings Plan account, you must file an authorization form, available from Sentinel Service, with your employer's payroll department. Changes may be made through written notification to your employer.

 ...............................................................................

HOW TO REDEEM SHARES

If your shares are held by Sentinel Service, you can redeem your shares by providing Sentinel Service with the appropriate instructions by mail or otherwise.

If you are the shareholder of record and have a certificate representing ownership in a Fund, you can redeem your shares by either:
FOLLOW THESE EASY STEPS TO REDEEM SHARES

- Surrendering the certificate in person, to Sentinel Service (National Life Drive, Montpelier, Vermont),

  or

- Mailing the certificate to

  Sentinel Administrative Service Company P.O. Box 1499, Montpelier, VT
  05601-1499

WE SUGGEST SENDING CERTIFICATES BY CERTIFIED MAIL.

Sentinel Service is required to redeem your shares at net asset value, less any applicable CDSC, as of the close of business on the day such surrender or appropriate instructions are received, in "good order", prior to 4:00 p.m. on a day that the NYSE is open for business.

"Good order" means that the instructions must be signed by the registered owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution which meets Sentinel Service's requirements, unless an exception listed below applies. The seal or stamp of a notary public is not acceptable. You are not required to provide a signature guarantee when:
IMPORTANT INFORMATION FOR REDEEMING SHARES

- the proceeds of the redemption do not exceed $50,000 in any one day and the proceeds check is made payable to the registered owner(s) and mailed to the record address (provided the record address has not been changed within the past 30 days), or

- the proceeds of the redemption are payable to one of the Advisor's parent corporations or an affiliate.

CLASS B SHARES -- CDSC

If you redeem Class B shares, a CDSC may be imposed. Whether a CDSC is imposed and the amount of the CDSC depends on the amount of your purchases and the number of years since you made the

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         35

                                                                      PROSPECTUS

 ...............................................................................

purchase from which an amount is being redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. Purchases are subject to the CDSC according to the following schedules:

For purchase amounts of up to $250,000:

YEAR SINCE PURCHASE
PAYMENT WAS MADE                                                                     CDSC PERCENTAGE
---------------------------------------------------------------------------------  -------------------
First............................................................................               4%
Second...........................................................................               4%
Third............................................................................               3%
Fourth...........................................................................               2%
Fifth............................................................................               2%
Sixth............................................................................               1%

For purchase amounts from $250,001 to $500,000:

YEAR SINCE PURCHASE
PAYMENT WAS MADE                                                                     CDSC PERCENTAGE
---------------------------------------------------------------------------------  -------------------
First............................................................................             3.5%
Second...........................................................................               3%
Third............................................................................               2%
Fourth...........................................................................               1%
Fifth............................................................................               1%

For purchase amounts from $500,001 to $999,999:

YEAR SINCE PURCHASE
PAYMENT WAS MADE                                                                     CDSC PERCENTAGE
---------------------------------------------------------------------------------  -------------------
First............................................................................               3%
Second...........................................................................               2%
Third............................................................................               1%
Fourth...........................................................................               1%

In determining whether a CDSC is payable, redemptions are taken first from any shares acquired through reinvestment of distributions, or any other shares as to which a waiver of the CDSC is applicable. The purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected. The amount of the CDSC will be equal to the applicable CDSC percentage multiplied by the lower of the purchase price or the net asset value of the shares being redeemed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

If you exchange Class B shares into Class B shares of the Treasury Fund, or purchase Class B shares of the Treasury Fund in connection with a dollar-cost averaging program, the time during which these assets are held in the Class B shares of the Treasury Fund will not count either toward the time that must elapse before Class B shares are automatically converted to Class A shares of the same Fund, or toward the time that results in a declining CDSC. Therefore, if such Class B shares of the Treasury Fund are ultimately redeemed, a CDSC will apply in the amount that would have been applicable on the date the assets were exchanged into the Class B shares of the Treasury Fund, regardless of how long the Class B shares of the Treasury Fund were held. Also, if the Class B shares of the Treasury Fund are then further exchanged into Class B shares of another Fund, and such shares are ultimately redeemed, a CDSC will apply in the amount that would have been applicable if the total holding period for the shares was the period during which Class B shares of Funds other than the Treasury Fund were held. In such a case, the automatic conversion into Class A shares of the same Fund will occur only after Class B shares of Funds other than the Treasury Fund have been held for the six, five or four year period, as applicable.

36
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

CLASS B SHARES -- WAIVER OR REDUCTION OF THE CDSC

You are subject to a reduced CDSC for quantity purchases, as indicated above, or when you buy shares in connection with the ROA or a LOI. The ROA will apply to purchases of Class B shares when you and members of your family own Class A shares and Class B shares in the aggregate of more than $250,000. See "How to Purchase Shares -- Class A Shares -- Reduced Sales Charges" for more information on the ROA and the LOI.

The CDSC applicable to Class B shares may be waived in the following situations when the Funds have been notified at the time of redemption:


   1.Redemptions of shares acquired from the reinvestment of income distributions and/or capital gains distributions;

   2.Redemptions from the account of a shareholder (including one who owns the shares as joint tenant with his or her spouse) following his or her death, provided the redemption is requested within one year of the shareholder's death;

   3.Redemptions which result from ERISA or IRS requirements that mandate that a distribution be made from a qualified retirement plan or individual retirement account;

   4.Redemptions that occur as a result of a loan taken from an account established as a retirement plan account for an employee of a tax-exempt organization under section 403(b)(7) of the Code; and

   5.Redemptions in amounts up to 10% annually of the account's then current net asset value.

The Distributor may require documentation prior to waiver of the CDSC, including, without limitation, certification by plan administrators, applicable tax forms, or death certificates. The above CDSC waiver provisions will not apply to Class B shares initially invested in the Treasury Fund as part of a dollar-cost averaging program.

In addition, no CDSC will apply to Class B share accounts owned by affiliates of the Advisor, where the Distributor has not paid an initial commission to a selling dealer.

CLASS A SHARES PURCHASED IN AMOUNTS OVER $1,000,000 -- CDSC

In the case of a purchase of Class A shares with no front-end sales charge because the sale is in an amount of $1,000,000 or more, if the shares purchased are redeemed within one year of the purchase, a CDSC will be imposed in the amount of 1.00%. If the shares are redeemed during the second year after the purchase, a CDSC of 0.50% will be imposed. After the second year, no CDSC will apply. As with the CDSC payable on redemptions of Class B shares, the CDSC is imposed on the lower of the cost or the current net asset value of the shares redeemed. Partial redemption requests will be increased by the amount of CDSC due. CDSC balances due for full redemptions will be deducted from the redemption proceeds. The Distributor receives the entire amount of any CDSC paid. The CDSC is currently waived in all of the same circumstances as specified under "Class B Shares -- Waiver or Reduction of the CDSC" above. In determining whether a CDSC is payable, the Funds will first redeem shares not subject to any charge.

OTHER INFORMATION ON REDEEMING SHARES

Normally, Sentinel Service will mail you payment for such shares within seven days after it receives all documents required to process the redemption. Exceptions to this policy include any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on such Exchange is restricted, or the Securities and Exchange Commission (the "Commission") deems an emergency to exist.

Additional documentation may be required to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of redemptions where shares to be redeemed have

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         37

                                                                      PROSPECTUS

 ...............................................................................

been purchased by check within 15 calendar days prior to the date the redemption request is received. The Funds will not withhold redemption proceeds if they (or Sentinel Service) have been advised and have confirmed that such check has been cleared for payment.

If you write a check to redeem Class A shares (see "Shareholder Services -- Check Writing Privileges" below) in the Government Securities, Bond, New York, Pennsylvania, Tax-Free Income, Short Maturity Government or Treasury Funds, Sentinel Service normally will not honor the redemption check if those shares have been purchased less than 15 calendar days prior to the date the redemption request is presented to Sentinel Service.

Distributions from retirement plans may be subject to withholding by the Internal Revenue Service ("IRS") under the Internal Revenue Code of 1986, as amended (the "Code").

Due to the expense of maintaining accounts with small balances, the Funds reserve the right to liquidate and to charge an annual maintenance fee of up to $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months.

401(k), pension and profit-sharing plans which elect to have individually registered accounts for the benefit of plan participants will be assessed an annual service fee for each participant account. The fee will be deducted automatically from each participant account in June of each year unless prepaid. The fee assessed will vary based upon the average account value of all participant accounts within the plan, and will be as set forth below:

                                                                                       FEE PER
                                                                                     PARTICIPANT
AVERAGE ACCOUNT VALUE                                                                  ACCOUNT
--------------------------------------------------------------------------------  -----------------
$0 - $1000......................................................................      $   20.00
$1000 - $2999...................................................................      $   10.00
$3000 and over..................................................................         No fee

DEALER WIRE REDEMPTION ORDERS

For the convenience of shareholders, the Distributor, acting for the Funds without charge, ordinarily accepts orders from dealers who have sales agreements with the Funds for the repurchase of shares based on net asset value, less any applicable CDSC. (The net asset value may be more or less than your initial cost. It is computed as described below on days on which the NYSE is open.) Such orders to repurchase shares of the Funds are confirmed on the same basis as orders to purchase. Brokers are not prohibited from charging for their service for such a redemption.

TELEPHONE REDEMPTION

Unless otherwise specified when opening your account or by subsequently submitting a Telephone Authorization and Request with a proper signature guarantee and supporting documents where applicable, you may redeem up to $1,000,000 from your account each business day.
YOU CAN REDEEM
BY TELEPHONE

In such instances, you may request that the proceeds be sent directly to a predesignated commercial bank account. If you have not provided the name of a bank, the proceeds will be sent automatically to the address of record, provided the address has not been changed within the preceding 30 days.

You must furnish a signature guarantee when making any change in redemption instructions. To redeem shares by telephone, please call Sentinel Service.

If proceeds are wired to your bank, a fee normally not greater than $25 will be deducted from the proceeds. Neither the Funds, the Advisor nor Sentinel Service is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent such losses taking into account the cost of such procedures and the potential risk of loss. In processing telephone exchange or redemption requests, the Funds will determine that reasonable procedures are employed to confirm that such telephone instructions are genuine, and if such procedures are not employed, the Funds may be liable

38
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

for any resulting losses. Such procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.

No fees are charged for telephone redemptions; however, service fees described above may apply, and the CDSC described above under "How to Redeem Shares" may apply.
NO FEES FOR TELEPHONE REDEMPTIONS

 ...............................................................................

TAX-DEFERRED RETIREMENT PLANS

The federal tax laws provide for a variety of retirement plans offering tax benefits. Fund shares may be purchased by all types of tax-deferred retirement plans, including Keogh Plans, Individual Retirement Accounts ("IRAs"), SIMPLE IRAs, Simplified Employee Pension Plans, Section 403(b) Plans, Section 457 Plans, and other corporate pension and profit-sharing plans.
THE FUNDS CAN BE USED IN MANY TYPES OF PLANS

American Guaranty & Trust Company, a Delaware trust company and an affiliate of the Advisor, will act as a custodian for IRAs, SIMPLE IRAs, and 403(b) plans, if desired, and will charge an annual fee of $15 per individual (individuals with more than one account will be charged only one fee). This fee will be deducted automatically from the account in November of each year unless prepaid (in the case of more than one account owned by the same person, the fee will be deducted from the largest account). Sentinel Service will act as agent for the custodian and will receive from the custodian $12 of the above annual fee per participant. A fee of $15 is charged for each account when closing, however, a fee of $25 per transaction is assessed for transferring assets. Consult your tax advisor for details regarding deductibility of contributions to IRAs.

The Funds intend to enter into agreements with third parties who will provide administrative services to section 403(b) plans, which are qualified retirement savings plans for employees of governmental and charitable institutions. The Funds may assess an annual fee in an amount of up to $100 to accounts in 403(b) plans which have elected to obtain administrative services from third party administrators pursuant to the agreements between such administrators and the Funds. Such third party administrators may include both affiliates of the Advisor and nonaffiliates.

 ...............................................................................

DETERMINATION OF NET ASSET VALUE

Net asset value for each Fund is calculated once each business day at 4:00 p.m., Eastern Time, and becomes effective immediately upon its determination. The net asset value per share is computed by dividing the total value of the assets of each Fund, less its liabilities, by the total number of each Fund's outstanding shares. Securities that comprise the Funds are valued as shown below:
HOW THE VALUE OF FUND SHARES IS DETERMINED

   - Equity securities are valued at the latest transaction prices on the principal stock exchanges on which they are traded.

   - Unlisted and listed securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices.

   - Fixed-income securities are valued daily on the basis of valuations furnished by an independent pricing service.

   - Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

   - Exchange-traded options are valued at the last sale price unless there is no timely sale price, in which event current prices provided by market makers are used.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         39

                                                                      PROSPECTUS

 ...............................................................................

The Treasury Fund's assets are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument.

The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.

 ...............................................................................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund pays dividends substantially equivalent to its net investment income in accordance with the following schedule:
WHEN THE FUNDS PAY DIVIDENDS

FUND                                                                                 DIVIDENDS PAID
-----------------------------------------------------------------------------------  --------------

Growth Fund........................................................................     Annually
Small Company Fund.................................................................     Annually
World Fund.........................................................................     Annually
Common Stock Fund..................................................................    Quarterly
Balanced Fund......................................................................    Quarterly
Bond Fund..........................................................................     Monthly
Government Securities Fund.........................................................     Monthly
Short Maturity Government Fund.....................................................     Monthly
Tax-Free Income Fund...............................................................     Monthly
New York Fund......................................................................     Monthly
Pennsylvania Fund..................................................................     Monthly


The Treasury Fund's net income is determined as of the close of business, 4:00 p.m. Eastern Time, on each day the NYSE is open. The Fund declares dividends of all of its daily net income to shareholders of record as of the close of business the preceding business day. Dividends are declared and accrued each day the NYSE is open and are payable monthly. The amount of the dividend may fluctuate daily and dividends will not be paid on days when net realized losses on securities in the portfolio or expenses exceed the Fund's income.


Distributions of any net realized gains for a fiscal year are paid in December, following the November 30th fiscal year-end. Income dividends and capital gains distributions will be reinvested automatically in Fund shares at net asset value at the close of business on the designated record date, unless you elect otherwise (see "Shareholder Services -- Distribution Options" below). You may also elect to have dividends sent directly to your bank account through electronic funds transfer. Any dividend or distribution of less than $10.00 must be reinvested.

ALLOCATION OF INCOME, GAINS, LOSSES AND EXPENSES. Allocation of income, gains and losses of each Fund shall be allocated pro rata according to the net assets of each class.

Allocation of expenses not allocated to a specific class of each Fund other than the Treasury Fund shall be allocated according to the net assets or number of shareholder accounts, each on a pro rata basis, of each class. Allocations in the case of the Treasury Fund, except for class specific expenses, shall be made
(i) to each share without regard to class, provided that the Fund has received undertakings from the Advisor or any other provider of services to the Fund, agreeing to waive or reimburse the Fund for payments to such service provider by one or more classes, as allocated as described above, to the extent necessary to assure that all classes of the Funds maintain the same net asset value per share, or (ii) on the basis of relative net asset value.

40
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

TAXES

GENERAL. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Code. Qualifying Funds (but not their shareholders) are free from federal income tax on net ordinary income and net realized capital gains distributed to shareholders. The Funds intend to distribute substantially all of this income and gain.
HOW INCOME AND GAINS ARE TAXED

Unless your shares are held in a tax-deferred retirement plan, or in the New York, Pennsylvania or Tax-Free Income Funds, which are discussed below, you are subject to ordinary income tax for federal income tax purposes on dividends from investment income and distributions made from an excess of net short-term capital gains over net long-term capital losses (together referred to as "ordinary income dividends"). Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options and futures) ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time you have owned your shares. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

Any loss incurred on the sale or exchange of shares of a Fund held for six months or less will be treated as a long-term capital loss for federal income tax purposes to the extent of any capital gain dividends received with respect to such shares. For the New York, Pennsylvania and Tax-Free Income Funds, such loss will be disallowed to the extent of any "exempt-interest dividends" paid, as defined in section 852(b)(5) of the Code, with any additional loss not disallowed under this rule treated as long-term capital loss to the extent of capital gain dividends received.

No gain or loss will be recognized by Class B shareholders for federal income tax purposes on the conversion of their Class B shares into Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period for the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange for federal income tax purposes will be reduced (or the gain increased) to the extent of the sales charge the shareholder would have owed in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed for federal income tax purposes if other shares of the same Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends generally are taxable to shareholders even though they are reinvested in additional shares (unless they are designated as exempt-interest dividends). Each Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends, capital gain dividends, and, if applicable, exempt-interest dividends, no later than 60 days after the close of its taxable year.

A portion of a Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as if it were paid by the Fund and received by its shareholders on December 31st of the year in which the dividend was declared.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         41

                                                                      PROSPECTUS

 ...............................................................................

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding include the following:

   - Those for whom no certified taxpayer identification number is on file with Sentinel Service,

   - Those who have furnished Sentinel Service with an incorrect certified taxpayer identification number, and

   - Those identified by the IRS.

When establishing an account, you must certify, under penalty of perjury, that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

Ordinary income dividends paid to nonresident alien shareholders or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If you are a nonresident alien shareholder, consult your tax advisor concerning the applicability of the United States withholding tax.

By law, interest income from obligations of the U.S. Treasury is exempt from state and local taxes. Many states with income taxes permit this exemption to be passed through to dividends of regulated investment companies that invest in such securities. Therefore, many shareholders can expect to receive Treasury Fund dividends and a significant portion of Government Securities Fund and Short Maturity Government Fund dividends free of state and local taxes. If you live in a state that imposes income taxes, consult with your tax advisor to determine whether all or part of the dividends from the Treasury Fund, the Government Securities Fund or the Short Maturity Government Fund are exempt from state and local taxation. In any case, such income will not be exempt from federal income tax. Furthermore, capital gains, if any, realized by such Funds will not be exempt from federal taxes or, generally, from state and local taxes.

Dividends and/or interest received by the World Fund and to a lesser extent, the Bond Fund and to a much smaller degree, the Balanced Fund and the Common Stock Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the World Fund. If more than 50% in value of the World Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of such fund will be required to include their proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the World Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The World Fund will report annually to its shareholders the amount per share of such withholding taxes.

Under Code Section 988, gains or losses of the World Fund from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will generally increase or decrease the amount of the World Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the World Fund would not be

42
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's fund shares and resulting in a capital gain for any shareholder who received a distribution greater than the shareholder's tax basis in fund shares (assuming the shares were held as a capital asset).

The foregoing description relates only to federal income taxes. You should consult with your tax advisor as to the availability of any exemptions from state or local taxes.

NEW YORK, PENNSYLVANIA AND TAX-FREE INCOME FUNDS.

Each of the New York, Pennsylvania and Tax-Free Income Funds intends to invest a sufficient portion of its assets in municipal bonds and notes to qualify to pay "exempt-interest dividends" to shareholders. Such dividends are excludable from gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of an individual's Social Security benefits and Railroad Retirement benefits subject to federal income taxes. All or a portion of the New York, Pennsylvania and Tax-Free Income Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income for federal income tax purposes rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends.

The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g. bonds used for commercial or housing purposes). Income received on such bonds is classified as an item of "tax preference" which would subject investors in such bonds, including shareholders of the New York, Pennsylvania and Tax-Free Income Funds, to an AMT. Each of the New York, Pennsylvania and Tax-Free Income Funds may purchase private activity bonds and will report to shareholders within 60 days after their taxable year-end on the portion of its dividends declared during the year which is a tax preference item for AMT purposes. The Code further provides that corporations are subject to an AMT based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's adjusted current earnings. Because an exempt-interest dividend paid by the New York, Pennsylvania or Tax-Free Income Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay AMT on exempt-interest dividends paid by any such Fund. Persons who may be substantial users (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by the New York, Pennsylvania or Tax-Free Income Fund should consult their tax advisors before purchasing Fund shares.

The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the New York, Pennsylvania and Tax-Free Income Funds during the taxable year.

The New York Fund intends to invest primarily in New York Obligations. Distributions from the New York Fund which are attributable to interest income received from such obligations also will be exempt from New York State and New York City personal income tax. The Pennsylvania Fund, likewise, intends to invest primarily in Pennsylvania Obligations. Distributions from the Pennsylvania Fund which are attributable to interest income received from such obligations also will be exempt from Pennsylvania personal income tax. Distributions from the New York and Pennsylvania Funds which are attributable to interest received from qualifying obligations of the U.S. government, its agencies and instrumentalities

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         43

                                                                      PROSPECTUS

 ...............................................................................

similarly will be exempt from New York State and New York City or from Pennsylvania personal income tax, respectively. Distributions from these Funds may, however, be subject to taxation at a local level within either New York State (but outside New York City) or Pennsylvania.


Exempt-interest dividends paid to a corporate shareholder in the New York Fund will be subject to New York State corporation franchise tax and New York City general corporation tax. To the extent exempt-interest dividends paid to a shareholder of the Pennsylvania Fund are excluded from taxable income for federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. However, an investment in the Pennsylvania Fund by a corporate shareholder may not qualify as an exempt asset for purposes of apportionment of the Pennsylvania capital stock/foreign franchise tax.


Distributions from the Pennsylvania Fund will be exempt from the Philadelphia School District investment income tax for individual residents of the City of Philadelphia to the extent that such distributions are attributable to interest received from Pennsylvania Obligations or from qualifying obligations of the U.S. Government, its agencies and instrumentalities, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes. Shares of the Pennsylvania Fund will be exempt from Pennsylvania county personal property tax to the extent Pennsylvania Fund assets are comprised of Pennsylvania Obligations and qualifying obligations of the U.S. government, its agencies and instrumentalities on the annual assessment date.


If the New York and Pennsylvania Funds invest in obligations and allowable investments other than New York Obligations and Pennsylvania Obligations, respectively, a portion of the income distributed to shareholders may be subject to federal, state and local taxes. Shareholders of the New York and Pennsylvania Funds who are subject to taxation by states other than New York or Pennsylvania will realize a lower after-tax return than New York or Pennsylvania shareholders, respectively, since the dividends distributed by the New York and Pennsylvania Funds generally will not be exempt, to any significant degree, from income taxation by such other states. The New York and Pennsylvania Funds will inform shareholders annually as to the portion of such Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from New York or Pennsylvania personal income taxes.

Consult with your tax advisor regarding specific questions about federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and U.S. Treasury regulations, and relevant state and local tax laws presently in effect. For the complete provisions, refer to the pertinent Code sections and the U.S. Treasury regulations promulgated thereunder, and relevant state and local tax laws. The Code and U.S. Treasury Regulations, and relevant state and local tax laws are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.
CONSULT WITH YOUR TAX ADVISOR ABOUT TAX IMPLICATIONS OF CERTAIN DISTRIBUTIONS

 ...............................................................................

SHAREHOLDER SERVICES

When you establish a new account, all dividends and any capital gains distributions are reinvested at net asset value and without charge to purchase additional shares, unless you elect another option. Many other features are available to you, as described below. Minimum account values apply for some.

DISTRIBUTION OPTIONS: Several options for receiving dividends and capital gains distributions are available, including the ability to reinvest dividends and distributions from shares of one Fund into shares of the same class in another Fund.

MANY CONVENIENT SHAREHOLDER SERVICES ARE AVAILABLE


CHECK WRITING PRIVILEGES: Check writing is offered without charge to holders of Class A shares of the Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short Maturity Government and Treasury Funds.

44
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

EXCHANGE PRIVILEGE: Once every 15 days, you may exchange shares of one Fund for shares of the same class of another Fund, without charge, by phoning Sentinel Service or by providing appropriate instructions in writing to Sentinel Service. Because Class B shares in the Growth, New York, Pennsylvania, Government Securities and Short Maturity Government Funds are not currently offered, holders of Class B shares in the other Funds may not exchange into these Funds. Funds are only available for exchange for residents of states in which such Funds are registered. In the case of purchases of less than $1 million of the Short Maturity Government Fund, however, shares purchased (other than by exchange from another Fund other than the Treasury Fund) must remain in the account for 90 days before they are eligible for the exchange privilege. Also, where Class A shares in the Treasury Fund, which were not acquired in exchange for shares of another Fund, are exchanged for Class A shares of another Fund, you will be required to pay a sales charge equal to what the sales charge would have been for an initial purchase of the shares into which Treasury Fund shares are being exchanged. In determining the holding period for Class B shares, the holding period for shares which have been exchanged into the then currently held shares will be included, except that the time that an investment is in the Class B shares of the Treasury Fund will not count toward the time necessary to reduce or eliminate any applicable CDSC, or to be converted into Class A shares. The normal minimum account sizes apply to new accounts opened by exchange.

New purchases must remain in an account for 15 days before they can be exchanged to another Fund. All shareholders automatically receive the privilege to make exchanges over the telephone by calling Sentinel Service. See "How to Redeem Shares -- Telephone Redemption" above for a statement of the Funds' liability disclaimer policy for unauthorized telephone instructions. Although the Funds and Sentinel Service will attempt in good faith to provide adequate telephone exchange service at all times, telephone exchanges may be difficult to implement in times of drastic economic change. In the event you cannot contact Sentinel Service by telephone, you may effect an exchange by sending a written request to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499. Please be certain to specify which account options are desired on any newly established account. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Commission (the current rules of the Commission require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

SYSTEMATIC EXCHANGE: This feature enables you to sell a specified number or dollar-value of shares in one of the Funds periodically and use the proceeds to purchase the same class of shares in another Fund.

TRANSFERS: When you need to change ownership of or the name on an account, a Sentinel Service representative will provide you with the necessary assistance.

SYSTEMATIC WITHDRAWAL PLAN: If you want to have regular withdrawals from your account, this feature will enable you to have shares sold regularly with the proceeds directed as you elect. Each withdrawal constitutes a taxable event. You must reinvest dividends and capital gains distributions to use a systematic withdrawal plan.

REINSTATEMENT PRIVILEGE: If you redeem shares or receive dividends or capital gains distributions in cash and subsequently want to reinvest your proceeds, you may do so within 365 days at net asset value, without paying any additional sales charge.

To learn more about these services or to find out how to add any of them to your account, please refer to the Shareholder Services Guide and/or the Statement of Additional Information.

 ...............................................................................

PERFORMANCE DATA

Periodically, the Funds include average annual total return in advertisements or in information distributed to existing and prospective shareholders.

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         45

                                                                      PROSPECTUS

 ...............................................................................

Average annual total return quotations are calculated by determining the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period.
HOW THE FUNDS COMPUTE TOTAL RETURN

Included in the calculation are all applicable recurring and nonrecurring expenses, and it is assumed that all dividends and distributions are reinvested.

To better illustrate the performance of money already invested in the Funds, the Funds may also periodically advertise total return for specified periods without subtracting sales charges.

Periodically, the Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short Maturity Government and Treasury Funds may also quote yields in advertisements. Yields are computed by dividing net investment income for a recent 30-day (or one month) period by the product of the average daily number of shares outstanding during that period and the maximum offering price per share on the last day of the period. The result is then annualized. (The amount of income generated during the 30-day period is assumed to be earned, reinvested at a constant rate at the end of such period and compounded semi-annually.)

HOW THE FUNDS COMPUTE YIELD

The Funds listed above may also show comparable yields to those shareholders already invested in the Funds by using the net asset value per share instead of maximum offering price in the above calculations. This has the effect of raising the quoted yields.

The Small Company, Growth, Common Stock and Balanced Funds may compare their performance to the following indices:

   - The Dow Jones Industrial Average

   - The Standard & Poor's 500 Stock Index

   - The Russell 2000 Index

The World Fund may compare its performance to the "EAFE" (Europe, Australia, Far
East) Index.

The Bond, New York, Pennsylvania, Tax-Free Income, Government Securities, Short Maturity Government, and Treasury Funds may compare their performance to the following indices:

   - Lehman Aggregate Bond Index

   - Lehman Municipal Bond Index

   - Lehman Government Bond Index

   - IBC/Donoghue's Money Fund Report

In addition, the New York, Pennsylvania and Tax-Free Income Funds may quote tax-equivalent yields in advertisements.

To determine the tax-equivalent yield of the Tax-Free Income Fund, divide the tax-exempt part of the Fund's yield by an amount which is one minus a stated tax rate, and add the result to that part, if any, of the Fund's yield that is taxable.
HOW THE FUNDS COMPUTE TAX-EQUIVALENT YIELD

To determine the tax-equivalent yields of the New York or Pennsylvania Funds, the yield as calculated above is increased by the amount necessary to reflect the payment of federal and either New York State and City or Pennsylvania state taxes, as applicable, at a stated tax rate.

Note: The tax-equivalent yields for the New York, Pennsylvania and Tax-Free Income Funds will always be higher than their yields. (For more information on performance data, please refer to "Total Return, Yield and Tax-Equivalent Yield Information" in the Statement of Additional Information.)

46
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

 ...............................................................................

ORGANIZATION OF THE FUNDS

All of the Funds except the Pennsylvania Fund are series of the Company. The Company was originally incorporated in Delaware as Group Securities, Inc. in 1933. The Company sold its first shares to the public in January 1934, and became a Maryland corporation in 1973. Effective February 3, 1997, the name of the Sentinel Short-Intermediate Government Fund was changed to Sentinel Short Maturity Government Fund. Previously, it was known as Sentinel Short-Intermediate Government Fund. Effective March 31, 1997, the Sentinel Small Company Fund began doing business under its present name. Previously, it was known as Sentinel Emerging Growth Fund. When the Articles of Amendment are filed, the Charter will reflect the new names.

HISTORICAL INFORMATION ABOUT THE FUNDS

The Company's stock is fully paid and non-assessable. Each share of the Company entitles its shareholders to one vote for each dollar of net asset value per share for all purposes.

In the case of dissolution or other liquidation of the Company, shareholders are entitled to receive (ratably per share) the net assets of each Fund in which they are invested, with any general assets distributed ratably per share, regardless of the Fund. Voting rights are non-cumulative.

The Pennsylvania Fund is a separate trust formed under Pennsylvania law in 1986. Its shares of beneficial interest are fully paid and non-assessable. Each share of beneficial interest is entitled to one vote for all purposes. Voting rights are non-cumulative. The Fund became a member of the Sentinel Family of Funds on March 1, 1993, when the Advisor and the Distributor assumed responsibility for the Fund. Previously, the Fund was known as "ProvidentMutual Pennsylvania Tax-Free Trust".

FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES
1-800-282-FUND (3863)                                                         47

                                                                      PROSPECTUS

 ...............................................................................

THE SENTINEL FUNDS
National Life Drive
Montpelier, VT 05604

INVESTMENT ADVISOR
Sentinel Advisors Company
National Life Drive
Montpelier, VT 05604

PRINCIPAL UNDERWRITER
Sentinel Financial Services Company
National Life Drive
Montpelier, VT 05604

COUNSEL
Brown & Wood LLP
One World Trade Center
New York, NY 10048

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

FUNDS' CUSTODIAN AND DIVIDEND PAYING AGENT
*Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO 64105

TRANSFER AGENT, SHAREHOLDER SERVICING AGENT AND ADMINISTRATOR
Sentinel Administrative Service Company
*National Life Drive
Montpelier, VT 05604
800-282-FUND (3863)
------------

* All mail and correspondence should be sent to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, VT 05601-1499

48
FOR INFORMATION AND ASSISTANCE CALL YOUR FINANCIAL ADVISOR OR INVESTOR SERVICES 1-800-282-FUND (3863)

PROSPECTUS

                         STATEMENT OF ADDITIONAL INFORMATION

                                    MARCH 31, 1997


                                  THE SENTINEL FUNDS
                                 NATIONAL LIFE DRIVE
                              MONTPELIER, VERMONT 05604
                                (800) 282-FUND (3863)



Sentinel Common Stock Fund (the "Common Stock Fund")
Sentinel Balanced Fund (the "Balanced Fund")
Sentinel Growth Fund (the "Growth Fund")
Sentinel Small Company Fund (the "Small Company Fund")
Sentinel World Fund (the "World Fund")
Sentinel Bond Fund (the "Bond Fund")
Sentinel Government Securities Fund (the "Government Securities Fund")
Sentinel Short Maturity Government Fund (the "Short Maturity Government Fund") Sentinel U.S. Treasury Money Market Fund (the "Treasury Fund")
Sentinel Tax-Free Income Fund (the "Tax-Free Income Fund")
Sentinel New York Tax-Free Income Fund (the "New York Fund")
Sentinel Pennsylvania Tax-Free Trust (the "Pennsylvania Fund")



Each of SENTINEL GROUP FUNDS, INC. (the "Company") and the Pennsylvania Fund is a managed, open-end investment company, which continuously offers its shares to investors. The Company consists of eleven separate and distinct funds, ten of which are diversified (the New York Fund being non-diversified), and the Pennsylvania Fund is a separate, non-diversified fund. The eleven funds of the Company and the Pennsylvania Fund are referred to hereinafter collectively as the "Funds", and individually as a "Fund". The Funds are described in a Prospectus of the Funds dated March 31, 1997 (the "Prospectus"). Each of the Funds has different investment objectives and risk characteristics.

Sentinel Advisors Company (the "Advisor") acts as the investment advisor to the Funds. Shares of the Funds are distributed by Sentinel Financial Services Company ("SFSC"). Both the Advisor and SFSC are partnerships whose partners are affiliates of National Life Insurance Company ("National Life"), Provident Mutual Life Insurance Company ("Provident Mutual") and The Penn Mutual Life Insurance Company ("Penn Mutual").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus. The Prospectus, which has been filed with the Securities and Exchange Commission (the "SEC"), can be obtained upon request and without charge by writing to the Funds at the above address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

The Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . .    3
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .   13
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . .   15
The Investment Advisory Contracts. . . . . . . . . . . . . . . . . . . . .   20
The Distribution Contracts . . . . . . . . . . . . . . . . . . . . . . . .   22
The Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . .   22
The Fund Services Agreements . . . . . . . . . . . . . . . . . . . . . . .   24
Portfolio Transactions and Brokerage Commissions . . . . . . . . . . . . .   25
Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
How To Purchase Shares and Reduce Sales Charges. . . . . . . . . . . . . .   28
Issuance of Shares at Net Asset Value. . . . . . . . . . . . . . . . . . .   28
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . .   29
Computation of Maximum Offering and Redemption Prices. . . . . . . . . . .   30
Dividends and Capital Gains Distributions. . . . . . . . . . . . . . . . .   32
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Total Return, Yield and Tax-Equivalent Yield Information . . . . . . . . .   39
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
Appendix A - Description of Bond Ratings . . . . . . . . . . . . . . . . .   44
Appendix B - Economic Conditions in New York . . . . . . . . . . . . . . .   48
Appendix C - Economic Conditions in Pennsylvania . . . . . . . . . . . . .   56

                                      THE FUNDS

    Originally incorporated in the State of Delaware on December 5, 1933 as Group Securities, Inc., the Company became a Maryland corporation on February 28, 1973. On November 30, 1973, the Company's name was changed to USLIFE Funds, Inc. On September 30, 1976, the Company's name was changed to Sentinel Group Funds, Inc.

    On March 31, 1978, Sentinel Bond Fund, Inc. (formerly Sentinel Income Fund, Inc.) and Sentinel Growth Fund, Inc., both managed, open-end, diversified investment companies incorporated in Maryland on October 24, 1968, were merged into the Company as separate classes of stock. On March 27, 1986, the Board of Directors created, as a new class of stock of the Company, the Government Securities Fund. The Board of Directors created the Tax-Free Income Fund as a new class of the Company's stock on June 14, 1990.

    The Pennsylvania Fund is a trust formed under the laws of Pennsylvania in 1986. The Fund became a member of the Sentinel Family of Funds on March 1, 1993. On that date the Advisor and SFSC became the investment advisor and distributor, respectively, to the Fund. Immediately prior to March 1, 1993, the investment advisor to the Fund was ProvidentMutual Management Co., Inc. ("PMMC"), and its distributor was ProvidentMutual Financial Services, Inc., both of which are affiliates of Provident Mutual.

    On March 1, 1993, the Company completed the acquisition of substantially all of the assets of eight ProvidentMutual Funds, and Sentinel Cash Management Fund, Inc., ("SCMF") in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on August 13, 1992 the Board of Directors authorized the creation of three new classes of stock of the Company, namely, the Small Company, World and Treasury Funds. On the same date, the Investment Advisory Agreement between the Company and Sentinel Advisors, Inc., ("Sentinel Advisors"), an indirect wholly-owned subsidiary of National Life, and the Distribution Agreement between the Company and Equity Services, Inc. ("ESI"), also an indirect wholly-owned subsidiary of National Life, terminated, and were replaced by the arrangements described in the Prospectus under "Management of the Funds" and "How to Purchase Shares".


    On March 27, 1995, the Company completed the acquisition of substantially all of the assets of seven funds of The Independence Capital Group of Funds, Inc., in exchange solely for common stock of the corresponding Funds of the Company that acquired such assets. In order to facilitate the acquisitions, on December 15, 1994, the Board of Directors authorized the creation of two new classes of stock of the Company, namely, the New York and Short Maturity Government Funds.

                          INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and certain fundamental policies of each of the Funds are set forth in the Prospectus.

GENERAL CONSIDERATIONS

    Each Fund's fundamental policies and investment objectives as they affect each such Fund cannot be changed without the approval of the lesser of (i) 67 percent or more of the voting securities of each such Fund present at a meeting if the holders of more than 50 percent of the outstanding voting securities of each such Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of each such Fund. With respect to the submission of a change in fundamental policy or investment objective of each such Fund, such matter shall be deemed to have been effectively acted upon with respect to any such Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matters, notwithstanding (1) that such matter has not been approved by a majority of the outstanding voting securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Company. Fundamental policies adopted with respect to each Fund, except the Pennsylvania Fund and the New York Fund, provide that no Fund shall concentrate its investments in a particular industry or group of industries nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.

CONSIDERATIONS APPLICABLE TO THE FIXED-INCOME FUNDS

    Each of the Bond Fund, the New York Fund, the Tax-Free Income Fund, and the fixed income portion of the Balanced Fund may invest up to 5% of its total assets in debt securities which are rated below "investment grade", i.e., lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Ratings Services ("Standard & Poor's") or which, in the Advisor's judgment, possess similar credit characteristics.
See Appendix A - "Description of Bond Ratings" for additional information regarding ratings of debt securities. The Advisor considers the ratings assigned by Standard & Poor's or Moody's as one of several factors in its independent credit analysis of issuers. Such securities are considered by Standard & Poor's and Moody's to have varying degrees of speculative characteristics. Consequently, although securities rated below investment grade can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated debt securities. Investments in such securities will be made only when in the judgment of the Advisor, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Funds do not intend to purchase debt securities that are in default or which the Advisor believes will be in default.

    Each of the Funds to a limited extent may enter into repurchase agreements with selected banks and broker-dealers under which the Fund purchases securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") and agrees to resell the securities at an agreed upon time and an agreed upon price. The difference between the amount a Fund pays for securities and the amount it receives upon resale is interest income to a Fund. Failure of the seller to repurchase the securities as agreed may result in a loss to a Fund if the market value of the securities has fallen to less than the repurchase price. In the event of such a default, a Fund may also experience certain costs and be delayed or prevented from recovering or liquidating the collateral securities, which could result in further loss to a Fund. The Funds will use repurchase agreements as a means of making short-term investments of seven days or less and in aggregate amounts of not more than 25% of the net assets of the Fund. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always will be at least equal to 102% of the repurchase price. The Advisor will monitor on a continuing basis the creditworthiness of all parties with which it might enter into repurchase agreements and will enter into repurchase agreements only if it determines that the credit risk of such a transaction is minimal.

CONSIDERATIONS APPLICABLE TO THE TAX-EXEMPT FUNDS

    As described in the Prospectus, the Tax-Free Income Fund, the Pennsylvania Fund and the New York Fund (together, the "Tax-Exempt Funds") may purchase and sell exchange-traded financial futures contracts ("financial futures contracts") to hedge their portfolios of municipal bonds against declines in the value of such securities and to hedge against increases in the cost of securities they intend to purchase. To hedge their portfolios, the Tax-Exempt

Funds may take an investment position in a financial futures contract which will move in the opposite direction from the portfolio position being hedged. While the use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Tax-Exempt Funds anticipate that their net asset values will fluctuate. Set forth below is information concerning financial futures transactions.

    DESCRIPTION OF FINANCIAL FUTURES CONTRACTS.   A financial futures contract
is an agreement between two parties to buy and sell a security, or in the case of an index-based financial futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in financial futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Financial futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission (the "CFTC").

    The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the financial futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price for the futures contract fluctuates and makes the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the position realizes a loss or a gain. In addition, a nominal commission is paid on each completed sale transaction.

    The Tax-Exempt Funds may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (the "CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue bonds and general obligations bonds. Each bond included in the Municipal Bond Index must be rated "A" or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

    The Municipal Bond Index financial futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under financial futures contracts through a clearing corporation, a non-profit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    The Tax-Exempt Funds may purchase and sell financial futures contracts on U.S. Government Securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government Securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Tax-Exempt Funds may purchase and write call and put options on financial futures contracts on U.S. Government Securities in connection with their hedging strategies.

    The Tax-Exempt Funds also may engage in other financial futures contracts transactions, such as financial futures contracts on other municipal bond indices which may become available, if the Advisor should determine that there is normally a sufficient correlation between the prices of such financial futures contracts and the municipal bonds in which the Tax-Exempt Funds invest to make such hedging appropriate.

    FUTURES STRATEGIES A Tax-Exempt Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of their investments in municipal bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such municipal bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Funds' portfolio securities as a result of the shortening of maturities. The sale of financial futures contracts provides an alternative means of hedging against declines in the value of their investments in municipal bonds. As such values decline, the value of the Funds' positions in the financial futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Funds' municipal bond investments which are being hedged. While the Tax-Exempt Funds will incur commission expenses in selling and closing out financial futures contract positions, commissions on financial futures contract transactions are lower than transaction costs incurred in the purchase and sale of municipal bonds. In addition, the ability to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Funds. Employing futures as a hedge also may permit the Tax-Exempt Funds to assume a defensive posture without reducing the yield on their investments beyond any amounts required to engage in futures trading.

    When the Tax-Exempt Funds intend to purchase municipal bonds, they may purchase financial futures contracts as a hedge against any increase in the cost of such municipal bonds, resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the municipal bonds and the financial futures contracts, subsequent increases in the cost of municipal bonds should be reflected in the value of the futures held by the Tax-Exempt Funds. As such purchases are made, an equivalent amount of financial futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a financial futures contract position may be terminated without a corresponding purchase of portfolio securities.

    CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS The Tax-Exempt Funds also may purchase and sell exchange-traded call and put options on financial futures contracts on U.S. Government Securities. The purchase of a call option on a financial futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the financial futures contract on which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the financial futures contract or the underlying debt securities. Like the purchase of a financial futures contract, a Tax-Exempt Fund will purchase a call option on a financial futures contract to hedge against a margin advance when it is not fully invested.

    The writing of a call option on a financial futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the financial futures contract. If the futures price at expiration is below the exercise price, the Tax-Exempt Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

    PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS   The purchase of a put option
on a financial futures contract is analogous to the purchase of a protective put option on a portfolio security. The Tax-Exempt Funds may purchase put options on financial futures contracts to hedge the Funds' portfolios against the risk of rising interest rates.

    The writing of a put option on a financial futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Tax-Exempt Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal bonds which the Funds intend to purchase.

    The writer of an option on a financial futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to financial futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a financial futures contract involves risks similar to those relating to financial futures contracts.

    RESTRICTIONS ON USE OF FUTURES TRANSACTIONS   Regulations of the CFTC
applicable to the Tax-Exempt Funds provide that the Tax-Exempt Funds may purchase and sell financial futures contracts and options thereon either (a) for bona fide hedging purposes or (b) for non-hedging purposes, provided that the aggregate initial margins and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of a Tax-Exempt Fund's portfolio assets after taking into account any unrealized profits and losses on such contracts or options. (However, as stated above, the Tax-Exempt Funds intend to engage in futures and options transactions for hedging purposes only.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

    When the Tax-Exempt Funds purchase a financial futures contract or a call option with respect thereto or write a put option on a financial futures contract, an amount of cash, cash equivalents or short-term, high-grade, fixed-income securities will be deposited in a segregated account with the Funds' custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of their broker, equals the market value of the financial futures contract, thereby ensuring that the use of such futures is unleveraged.

    RISK FACTORS IN FUTURES AND OPTIONS TRANSACTIONS Investment in financial futures contracts involves the risk of imperfect correlation between movements in the price of the financial futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the financial futures contract moves more than the price of the hedged security, the Tax-Exempt Funds will experience either a loss or gain on the financial futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Tax-Exempt Funds may purchase or sell financial futures contracts in a greater dollar amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than that of the financial futures contracts. Conversely, the Tax-Exempt Funds may purchase or sell fewer financial futures contracts if the volatility of the price of the hedged securities is historically less than that of the financial futures contracts.

    The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Tax-Exempt Funds. As a result, each Fund's ability to hedge effectively all or a portion of the value of its municipal bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the municipal bonds held by that Fund. The correlation may be affected by disparities in the average maturity, ratings, geographic mix or structure of such Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between financial futures contracts on U.S. Government Securities and the municipal bonds held by the Tax-Exempt Funds may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such financial futures contracts and the prices of the municipal bonds held by the Tax-Exempt Funds may be greater.

    The Tax-Exempt Funds expect to liquidate a majority of the financial futures contracts they enter into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular financial futures contract at any specific time. Thus, it may not be possible to close out a financial futures contract position. In the event of adverse price movements, the Tax-Exempt Funds would continue to be required to make daily cash payments of variation margin. In such situations, if a Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out financial futures contract positions also could have an adverse impact on a Fund's ability to hedge effectively its investments in municipal bonds. The Tax-Exempt Funds will enter into a financial futures contract position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such financial futures contracts.

    The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open financial futures contract positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

    The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a financial futures contract or option is held by the Tax-Exempt Funds or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

    Because of low initial margin deposits made on the opening of a financial futures contract position, futures transactions involve substantial leverage.
 As a result, relatively small movements in the price of the financial futures contracts can result in substantial unrealized gains or losses. Because the Tax-Exempt Funds will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Funds or decreases in the price of securities that the Funds intend to acquire.

    The amount of risk the Tax-Exempt Funds assume when they purchase an option on a financial futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a financial futures contract also entails the risk that changes in the value of the underlying financial futures contract will not be fully reflected in the value of the option purchased.

    Municipal Bond Index financial futures contracts only recently have been approved for trading and therefore have little trading history. It is possible that trading in such financial futures contracts will be less liquid than trading in other futures contracts. The trading of financial futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.


    TAX-EXEMPT OBLIGATIONS   The Tax-Exempt Funds may invest in municipal
obligations that constitute "private activity bonds" under the Internal Revenue Code of 1986, as amended (the "Code") which could subject holders of certain private activity bonds to an alternative minimum tax ("AMT"). The provisions of the Code relating to private activity bonds generally apply to bonds issued after August 15, 1986, with certain transitional rule exemptions. Private activity bonds are eligible for purchase by the Tax-Exempt Funds provided that the interest paid thereon qualifies as exempt from federal income taxes (and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively). It is the position of the SEC and the Funds that municipal obligations that generate income subject to the AMT should not be counted as tax-exempt for the purpose of determining whether 80% of a Fund's net assets are invested in tax-exempt obligations.

    Tax-exempt obligations held by the Tax-Exempt Funds generally will consist of investment grade municipal obligations with maturities of longer than one year. Long-term obligations normally are subject to greater market fluctuations as a result of changes in interest rates and market conditions than are short-term obligations. The two principal classifications of municipal obligations which may be held by the Tax-Exempt Funds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power in support of the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Tax-exempt private activity bonds (including industrial development bonds) are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds usually is related directly to the credit standing of the corporate user of the facility involved. In addition, the Tax-Exempt Funds may invest in short-term municipal obligations (commonly referred to as municipal notes). Municipal notes often are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include variable and floating rate demand obligations, tax anticipation notes, revenue anticipation notes, construction loan notes and bond anticipation notes.

    The Pennsylvania Fund will attempt to invest 100% of its assets in Pennsylvania Obligations (as defined in the Prospectus), and the New York Fund will attempt to invest 100% of its assets in New York Obligations (as defined in the Prospectus). As a matter of fundamental policy, the Pennsylvania and New York Funds, under normal market conditions, will invest at least 80% of their net assets in tax-exempt Pennsylvania Obligations or New York Obligations, respectively, in each case which are rated within the top four rating categories by a nationally recognized statistical rating organization or, if not rated, which, in the opinion of the Advisor, possess equivalent investment characteristics. The fourth grade is considered medium-grade and has speculative characteristics. The Pennsylvania Fund may invest up to 25% of its assets in securities rated at this fourth grade, and the New York Fund may invest without limitation in securities rated at this fourth grade. These bond ratings are described in Appendix A to this Statement of Additional Information.

    During temporary defensive periods when, in the Advisor's opinion, suitable Pennsylvania or New York Obligations are unavailable, or the Advisor anticipates an increase in interest rates, the Pennsylvania and New York Funds may invest not more than 20% of their assets in obligations, the interest on which is exempt only from federal income taxes (such as obligations issued by states other than Pennsylvania or New York) or is exempt only from Pennsylvania or New York personal income taxes (such as obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities). Moreover, under such conditions, all three

Tax-Exempt Funds may make temporary investments in high-quality obligations, the interest on which is not exempt from either federal or any state personal income taxes. Such investments will consist of debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Standard & Poor's or Moody's, certificates of deposit, banker's acceptances, or repurchase agreements.

    VARIABLE OR FLOATING RATE NOTES   The Tax-Exempt Funds may invest in
variable or floating rate demand obligations, which are securities that provide for adjustment in their interest rates at intervals ranging from daily to up to one year based upon prevailing market rates for similar investments and an adjustment formula that is intended to maintain the market value of the security at par. These obligations normally have a stated maturity in excess of one year but permit the holder to demand repayment of principal plus payment of accrued interest at any time upon a specified number of days' notice. The Tax-Exempt Funds will have the right to receive repayment of principal and payment of accrued interest within seven days. Some notes may be rated by credit rating agencies but unrated notes purchased by the Funds, in the Advisor's opinion, will be of comparable quality at the time of purchase to instruments that are rated as high quality. Where necessary to ensure that an unrated note is of high quality, the Funds will require that the issuer's obligation to pay the principal of the note be backed by an unconditional domestic or foreign bank letter or line of credit, guarantee or commitment to lend. In such a case, the quality of the bank will be looked to for purposes of satisfying the Funds' quality standards.
In addition, the Advisor will consider that foreign banks are not subject to the same regulations as are domestic banks and may be involved in different business activities and have different risks. Although there may be no active secondary market for a particular instrument, the Funds may, upon notice, exercise a note's demand feature or resell the note at any time to a third party. If a significant portion of a Fund's assets were invested in notes of a single issuer, however, the issuer's ability to meet the demand feature could affect that Fund's liquidity. Included in the variable and floating rate demand instruments that the Tax-Exempt Funds may purchase are participations in municipal obligations purchased from and owned by financial institutions, primarily banks, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income taxes and in the case of the New York and Pennsylvania Funds, New York State and City, and Pennsylvania, personal income taxes, respectively. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

    MUNICIPAL BOND INSURANCE.   Certain of the municipal obligations held in
the portfolios of the Tax-Exempt Funds may be insured. Different types of such insurance include a "New Issue Insurance Policy", a "Mutual Fund Insurance Policy" or a "Secondary Market Insurance Policy".

    A New Issue Insurance Policy is obtained by the issuer of the securities, and all premiums for such a policy are paid in advance by the issuer. Such policies are generally used by an issuer to increase the credit rating of a lower-rated security, and therefore may increase both the purchase price and the subsequent resale value of a security for a Fund's portfolio. They are non-cancellable and continue in force as long as the securities are outstanding and the respective insurers remain in business. Premiums for issuer insurance are paid in advance by the issuer and are reflected in a somewhat higher purchase price paid by the Tax-Exempt Funds for these obligations. The creditworthiness of the issuer will be evaluated in order to determine its ability to meet its obligations to pay interest and repay principal. The insurance covers the event that the issuer defaults on an interest payment or principal repayment; if this occurs, the insurer will be notified and will make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. These insurance policies do not protect bondholders from adverse changes in interest rates.

    A Mutual Fund Insurance Policy is used to guarantee specific bonds only while owned by a mutual fund. If a Fund were to purchase such a policy, payment of the annual premiums would reduce such Fund's current yield. The Tax-Exempt Funds have no plans to purchase a Mutual Fund Insurance Policy at this time.

    A Secondary Market Insurance Policy is purchased by an investor subsequent to a security's issuance and generally insures a particular security for the remainder of its term. The Tax-Exempt Funds may purchase securities which already have been insured under a Secondary Market Insurance Policy by a prior investor, or such Funds may purchase such a policy from a vendor providing such a service.

    OTHER MATTERS SPECIFIC TO THE NEW YORK FUND. The New York Fund is a non-diversified series of the Company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the New York Fund could invest all of its assets in securities of a single issuer. However, as the Fund intends to comply with Subchapter M of the Code, at least 50% of its total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund's total assets and not more than 10% of the issuer's outstanding voting securities. Those issues which represent more than 5% of the New York Fund's total assets must be limited in the aggregate to 50% of such Fund's total assets, provided, however, that no more than 25% of the Fund's total assets may be invested in any one issuer. For these purposes, a security is considered to be issued by the governmental entity (or entities) whose assets or revenues back the security, or with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In accordance with SEC regulations, the guarantor of a guaranteed security may be considered to be an issuer in connection with such guarantee. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the New York Fund is more susceptible to economic, political and regulatory developments and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject its net asset value per share to greater fluctuations.

    Because the New York Fund invests at least 80% of its assets in New York Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the State of New York. See Appendix B - "Economic Conditions in New York" for additional information regarding these factors.


    OTHER MATTERS SPECIFIC TO THE PENNSYLVANIA FUND.   The Pennsylvania Fund
is registered as a non-diversified, open-end investment company under the 1940 Act. Therefore, the Pennsylvania Fund could invest all of its assets in securities of a single issuer. However, as the Pennsylvania Fund also intends to comply with Subchapter M of the Code, it must observe the same diversification restrictions set forth in the preceding section for the New York Fund. Since investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio, the Pennsylvania Fund is also more susceptible to economic, political and regulatory developments, and the change in value of any one security will affect the overall value of a non-diversified portfolio and thereby subject the Pennsylvania Fund's net asset value per share to greater fluctuations.

    Because the Pennsylvania Fund invests at least 80% of its assets in Pennsylvania Obligations, its net asset value is particularly sensitive to changes in the economic conditions and governmental policies of the Commonwealth of Pennsylvania ("Pennsylvania"). See Appendix C -"Economic Conditions in Pennsylvania" for additional information regarding these factors.

    The Pennsylvania Fund's portfolio turnover rate generally will not exceed 100%. A portfolio turnover rate of 100% or higher will result in higher transaction costs, which must be borne directly by the Pennsylvania Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The Fund will, however, comply with the federal income tax requirement that less then 30% of its gross income be derived from the sale or other disposition of securities held for less than three months.

    In addition, the Pennsylvania Fund does not intend to (i) invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, or
(ii) invest in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years. The Pennsylvania Fund would seek to notify shareholders before changing any of these policies.

CONSIDERATIONS APPLICABLE TO THE WORLD FUND

    FOREIGN CURRENCY TRANSACTIONS.   The value of the assets of the World Fund
as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies.


    The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio securities or prevent loss if the prices of such securities should decline.


    The World Fund may enter into forward foreign currency exchange contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. The Fund will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions; in this manner the Fund will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.


    Second, when the Advisor or the Subadvisor (as defined in the Prospectus) believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of those securities may change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Advisor does not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interest of the Fund. The Fund's custodian bank segregates cash or equity or debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into under the second circumstance. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts. Under normal circumstances, the Fund expects that any appreciation (depreciation) on such forward exchange contracts will be offset approximately by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.


    The Fund will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the Fund's net assets on a daily basis, thereby providing an appropriate measure of the Fund's financial position and changes in financial position.

FOREIGN SECURITIES FOR FUNDS OTHER THAN THE WORLD FUND

    Before foreign securities are purchased for Funds other than the World Fund, the differences between them and U.S. securities are considered. This includes possible differences in taxation, regulation, trading volume and currency controls, the possibility of expropriation and lack of uniform accounting and reporting standards. While there may be investment opportunities in foreign securities, there also may be investment risks not usually associated with U.S. securities. At November 30, 1996, the Common Stock Fund had 3.7%, the Balanced Fund had 4.5%, the Bond Fund had 12.4% of its net assets invested in foreign securities; the Small Company, Growth, Tax-Free Income, Pennsylvania, New York, Treasury, Government Securities and Short Maturity Government Funds had no such investments as of that date.

                               INVESTMENT RESTRICTIONS

    The Company. Certain By-Laws of the Company, which may be changed only by a shareholder vote, prohibit the purchase of the securities of any company not in operation continuously for at least three years (including any predecessor company) and, except for U.S. Government Securities and obligations of the government of Canada, forbid the purchase of the securities of any one issuer, if the market value of such securities exceeds 5% of the total market value of all of the Company's securities and cash.

    The Company's Board of Directors has also adopted a policy under which each of the Common Stock Fund, Balanced Fund, Growth Fund and Bond Fund cannot purchase securities of any one issuer if the market value of such securities exceeds 5% of the total market value of each such Fund's securities and cash.

    It is also a fundamental policy of the Company that it may not borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and it may not purchase securities on margin. Also, the Company may not lend its cash or securities, may not deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Company, or the Advisor or underwriter, or any of their officers or directors, any securities other than shares of the Company's capital stock. None of its Funds may deal in options, commodities or commodities contracts except to the extent the Tax-Exempt Funds may enter into futures transactions and related options for hedging purposes as described above. None of the Funds may invest in oil, gas or other mineral exploration or development programs or leases. None of the Funds will invest more than 5% of its net assets in warrants valued at the lower of cost or market, or more than 2% of its net assets in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

    The Company's By-Laws also prohibit the purchase or retention of the securities of any one issuer if officers and directors of the Company, its Advisor or underwriter owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The Company may not purchase more than 10% of the voting securities of any issuer. The Company may not invest in companies for purposes of exercising control or management and may not invest in any securities of any issuer which the Company is restricted from selling to the public without registration under the Securities Act of 1933. It also may not purchase for any Fund securities of any issuer beyond a market value of 5% of such Fund's net assets, and may not invest in securities which are not readily marketable. The Company may not make short sales of securities.

    Although not a fundamental policy, so long as the Common Stock Fund is used as the underlying investment vehicle for a National Life separate account, it is the view of management that its investment policies will be affected by insurance laws of certain states, principally New York, which, among other things, may limit most of the Common Stock Fund's investment in common stocks to the common stocks of listed companies meeting certain earnings tests. These essentially are qualitative limitations imposed upon the investments of life insurance companies in order to reduce the risk of loss.

    Restrictions and policies established by resolution of the directors may be changed by the Board, with any material changes to be reported to shareholders. Those presently in effect provide that under circumstances that the directors with the advice of independent investment counsel determine to be extraordinary, assets of all Funds may be invested entirely or in part in U.S. Government Securities or an agency thereof, or held as cash deposits in a bank or trust company having resources of not less than $2,000,000. The securities of foreign companies or governments may be selected as being suitable for one or more of the Funds.

    THE PENNSYLVANIA FUND. The following investment limitations are applicable to the Pennsylvania Fund, and may not be changed without a vote of the Pennsylvania Fund's shareholders.

    The Pennsylvania Fund may not:

    1. Purchase or sell real estate, except that the Fund may invest in municipal obligations which are secured by real estate or interests therein.

    2. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

    3. Underwrite the securities of other issuers, except to the extent that the acquisition or disposition of municipal obligations or other securities directly from the issuer thereof in accordance with the Fund's investment objective and policies might be deemed to be an underwriting.

    4.  Purchase securities of companies for the purpose of exercising control.

    5. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets.

    6. Purchase securities on margin, make short sales of securities or maintain a short position, provided that the Fund may enter into futures contracts.

    7. Issue senior securities except insofar as borrowing in accordance with the Fund's investment objective and policies might be considered to result in the issuance of a senior security; provided that the Fund may enter into futures contracts.

    8. Invest in or sell interests in oil, gas or other mineral exploration development programs.

    9. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations.

    The above investment limitations are considered at the time that portfolio securities are purchased.

    If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

    In order to permit the sale of Pennsylvania Fund shares in certain states, the Pennsylvania Fund may make commitments more restrictive than the investment policies and limitations described above. Should the Pennsylvania Fund determine that any such commitment is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of its shares in the state involved.

                               MANAGEMENT OF THE FUNDS

    Management is made up of (i) the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees, which consist of the same thirteen individuals and which are responsible for the Funds' operations; (ii) the officers of the Company and the Pennsylvania Funds, who are responsible to the Boards; and (iii) the Advisor which, under agreements with the Company and the Pennsylvania Fund, supervises and assists in the management of the Funds and the purchase and sale of securities. In addition, the Advisor has retained the services of the Sub-advisor with respect to the World Fund. See the "The Investment Advisory Contracts", below. Set forth below is information regarding the directors/trustees and officers of the Company and the Pennsylvania Fund, their ages and their principal occupations during the past five years. As of March 1, 1997, the Company's and the Pennsylvania Fund's directors/trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. In addition, as of such date, National Life and its affiliates, each of whose address is National Life Drive, Montpelier, Vermont 05604, except for American Guaranty & Trust Company, whose address is 220 Continental Drive, Newark, Delaware 19713 owned of record and beneficially 33,432,906.644 shares amounting to 16.3% of the outstanding shares of the Company (10% of the voting power) which included 2,728,470.011 shares of the Common Stock Fund amounting to 7.6% of such class, 1,969,167.420 shares of the Balanced Fund amounting to 11.6% of such class, 955,754.938 shares of the Growth Fund amounting to 20% of such class, 872,830.984 shares of the Small Company Fund amounting to 4.4% of such class, 1,329,147.696 shares of the World Fund amounting to 26% of such class, 3,592,170.375 shares of the Bond Fund amounting to 22% of such class, 864,829.360 shares of the Government Securities Fund amounting to 10% of such class, 219,586.555 shares of Short Maturity Fund amounting to 5.2% of such class, 20,222,739.080 shares of the Treasury Fund amounting to 24% of such class, 606,681.695 shares of the Tax-Free Income Fund amounting to 8.5% of such class, and 4,933.643 shares of the New York Fund amounting to 1.0% of such class. National Life and its affiliates also owned 66,594.887 shares of the Pennsylvania Fund amounting to 2.6% of the outstanding shares on such date.


KENISTON P. MERRILL* - CHAIRMAN AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 60
Sentinel Advisors Company - Chairman and Chief Executive Officer, 1993 to present; Sentinel Advisors, Inc. - Chairman and Chief Executive Officer, 1986 to 1993, President and Chief Operating Officer, 1982 to 1986, Director, 1982 to present; National Life - Executive Vice President and Chief Investment Officer, February, 1994 to 1995, Senior Vice President and Chief Investment Officer, 1989 to February, 1994, Senior Vice President-Investments, 1986 to 1989, Vice President, 1982 to 1986; National Life Investment Management Company, Inc. - Chairman and Chief Executive Officer, 1990 to 1995, President and Chief Executive Officer, 1986 to 1990,
Director, 1982 to present;    Sentinel Cash Management Fund, Inc. - Chairman
and Director, 1990 to 1993, President and Director, 1987 to 1990; American Guaranty & Trust Company - Director, 1993 to present.


JOSEPH M. ROB - PRESIDENT AND DIRECTOR/TRUSTEE
National Life Drive
Montpelier, Vermont  05604
Age 54
Sentinel Management Company - Chief Executive Officer, 1993 to present; Sentinel Financial Services Company - Chief Executive Officer, 1993 to present; Sentinel Administrative Services Company - Chief Executive Officer, 1993 to present; ESI - Chairman, Chief Executive Officer, and Director, 1985 to present, President, 1986 to present; Sentinel Administrative Service Corporation - Chairman of the Board, 1988 to 1993; Sentinel Cash Management Fund, Inc. - President, 1990 to 1993, Vice President, 1985 to 1990; American Guaranty & Trust Company - Chairman, 1993 to present; LSW National Holdings, Inc. - Director, 1996 to present; Life Insurance Company of the Southwest - Director, 1996 to present.


RICHARD J. BORDA - DIRECTOR/TRUSTEE
P. O. Box 6091
Carmel, California  93923
Age 65
National Life - Former Vice Chairman of the Board, 1985 to 1990, Director, 1975 to 1991; Sentinel Cash Management Fund, Inc. - Chairman, 1987 to 1990,
President 1985 to 1987, Director, 1985 to 1993;    National Life Investment
Management Company, Inc. - Chairman, 1986 to 1990, President, 1985 to 1986, Director, 1985 to 1990; Sentinel Advisors, Inc. - Chairman, Chief Executive Officer, 1985 to 1986, Director, 1985 to 1987, 1988 to 1990; ESI - Director, 1985 to 1987, 1988 to 1990; The Monterey Institute for International Studies
- Vice Chairman, Director and Trustee, 1991 to present; Air Force Aid Society
- President, 1980 to 1995.


DR. KALMAN J. COHEN - DIRECTOR/TRUSTEE
2312 Honeysuckle Court
Chapel Hill, North Carolina  27514-1711
Age 66
Distinguished Bank Research Professor Emeritus, The Fuqua School of Business, Duke University, 1993 to present; Distinguished Bank Research Professor, 1974 to 1993; USLIFE

Income Fund, Inc. - Director, 1973 to present; Sentinel Cash Management Fund, Inc. -Director, 1981 to 1993.


RICHARD D. FARMAN - DIRECTOR/TRUSTEE
555 West Fifth Street, 29th Floor
Los Angeles, California  90013-1011
Age 61
President, Chief Operating Officer and Director - Pacific Enterprises, 1993 to present; Chairman and Chief Executive Officer - Southern California Gas Company, 1989 to 1993; Chairman - KCET Public Service Television; Director and Executive Committee Member - Los Angeles Area Chamber of Commerce; Director - Union Bank; Past Chairman and Director - American Gas Association; Director - Interstate Natural Gas Association of America.


JOHN D. FEERICK - DIRECTOR/TRUSTEE
140 West 62nd Street
New York, New York  10023
Age 60
Fordham University School of Law - Dean, 1982 to present; Sentinel Cash Management Fund, Inc. -Director, 1984 to 1993; American Home Products Corporation - Director, 1987 to present; The Association of the Bar of the City of New York - President, 1992 to 1994; New York State Commission on Government Integrity - Chairman, 1987 to 1990.


RICHARD I. JOHANNESEN, JR. - DIRECTOR/TRUSTEE
87 Whitney Lane
Stowe, Vermont  05672
Age 62
Retired; Former Vice President and Manager - Bond Market Research Department, Salomon Brothers Inc.


ROBERT B. MATHIAS - DIRECTOR/TRUSTEE
7469 East Pine Avenue
Fresno, California  93727
Age 66
Sports Consultant; formerly Executive Director - National Fitness Foundation; former U.S. Congressman; ProvidentMutual Investment Shares, Inc. - Director, 1990 to 1993; ProvidentMutual Growth Fund, Inc. - Director, 1990 to 1993.


DEBORAH G. MILLER - DIRECTOR/TRUSTEE
3 Bates Street
Cambridge, Massachusetts  02140
Age 47
Digital Equipment Corporation - Vice President-Americas Systems Business Unit, 1995 to present; Miller Van Buren, Inc. - Chief Executive Officer, 1994 to 1995; Silicon Graphics - Vice President, 1991 to 1994; International Business Machines Corporation - General Manager, 1984 to 1987.


STANLEY R. REBER - DIRECTOR/TRUSTEE
1600 Market Street
Philadelphia, Pennsylvania  19103
Age 53

Provident Mutual Life Insurance Company - Executive Vice President, 1988 to present; prior thereto, Senior Vice President; President and Director of Market Street Fund, Inc.; President, CEO and Director of Sigma American Corporation; Director of Providentmutual Life and Annuity Company of America, Providentmutual Investment Management Company, Providentmutual Holding Company, 1717 Capital Management Company, Software Development Corp., and Provestco, Inc.


SUSAN M. STERNE - DIRECTOR/TRUSTEE
5 Glen Court
Greenwich, Connecticut  06830-4505
Age 51
Economic Analysis Associates, Inc. - President and Chief Economist, 1979 to present; Sentinel Cash Management Fund, Inc. - Director, 1990 to 1993.


ANGELA E. VALLOT - DIRECTOR/TRUSTEE
Arent Fox Kintner Plotkin & Kahn
1675 Broadway, 25th Floor
New York, NY  10019
Age 40
Arent Fox Kintner Plotkin & Kahn - Lawyer, 1990 to present; Trustee, District of Columbia Retirement Board; Acting Director of the Office of White House Liason-Clinton-Gore Transition Team, 1993; Member of the Steering Committee of the NAACP Legal Defense Fund.


JOHN RAISIAN, Ph.D. - DIRECTOR/TRUSTEE
Hoover Institution, Stanford University
Serra and Galvey Streets
Stanford, California  94305-6010
Age 47
Director and Senior Fellow - Hoover Institution, 1991 to present; Director, Stanford Faculty Club, 1994 to present; Member of the Editorial Board, Journal of Labor Research, 1983 to present; Member, American Economic Association, World Affairs Council, Council of Foreign Relations, National Association of Scholars.


JOHN M. GRAB, JR., C.P.A. - VICE PRESIDENT
National Life Drive
Montpelier, Vermont  05604
Age 50
Sentinel Management Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Company - Senior Vice President, 1993 to present; Sentinel Administrative Service Corporation - Senior Vice President and Chief Financial Officer, 1988 to 1993; ESI - Senior Vice President and Chief Financial Officer, 1988 to present; American Institute of Certified Public Accountants; The Vermont Society of Certified Public Accountants.


MARVIN ABER - VICE PRESIDENT AND TREASURER
National Life Drive
Montpelier, Vermont  05604
Age 60
Sentinel Administrative Service Company - Vice President, 1993 to present; ESI - Vice President, 1988 to present, Treasurer, 1974 to 1988; Sentinel Administrative Service Corporation - Vice President, 1988 to 1993; National Life Investment Management Company,

Inc., - Treasurer, 1980 to 1988; Sentinel Cash Management Fund, Inc. - Treasurer, 1981 to 1993, Assistant Secretary, 1984 to 1993.


D. RUSSELL MORGAN - SECRETARY
National Life Drive
Montpelier, Vermont  05604
Age 41
National Life - Counsel, 1994 to present; Associate Counsel, 1990 to 1994, Assistant Counsel, 1986 to 1990, Attorney 1985 to 1986; Sentinel Cash Management Fund, Inc. - Secretary, 1986 to 1993; ESI - Counsel, 1986 to present; Sentinel Advisors, Inc. - Counsel, 1986 to 1993; Sentinel Advisors Company - Sentinel Financial Services Company - Sentinel Administrative Service Company - Counsel, 1993 to present; Life Insurance Company of the Southwest - Director, 1996 to present; LSW National Holdings, Inc. - Secretary, 1996 to present.


*As of March 1, 1997, National Life, with which Mr. Merrill and Mr. Rob are affiliated, together with National Life's affiliates, owned of record and beneficially the number of shares of the Funds described on pages 15-16 of this Statement of Additional Information.

"Interested Persons" (as defined in the 1940 Act).

    The officers and directors/trustees of the Funds who are employees of National Life, Provident Mutual, Penn Mutual, or their respective subsidiaries do not receive any compensation from the Funds. The Company pays to each director who is not an affiliate of the Advisor an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended by the director, and the Pennsylvania Fund pays to each such trustee an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended by
such trustee.   The Company and the Pennsylvania Fund also reimburse
directors/trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The aggregate remuneration paid by the Funds during the fiscal year ended November 30, 1996 to the officers and directors/trustees of the Funds as a group was $265,033.

    The following table sets forth for the fiscal year ended November 30, 1996 compensation paid by the Company and by the Pennsylvania Fund to the Directors/Trustees who are not affiliated with the Advisor:

                                                          Pension or      Total
                                       Aggregate          Retirement      Compensation
                                       Compensation       Benefits        from Fund
Name of                 Aggregate      From               Accrued as      and Sentinel
Director/               Compensation   Pennsylvania       Part of Fund    Pennsylvania
Trustee                 from Company   Tax-Free Trust     Expense         Tax-Free Trust
-------                 ------------   --------------     -------         --------------
Kalman J. Cohen         $22,000        $3,300             None            $25,300
Richard J. Borda        $23,500        $3,500             None            $27,000
Richard D. Farman       $20,500        $3,100             None            $23,600
John D. Feerick         $23,500        $3,500             None            $27,000
Richard I. Johannesen   $23,500        $3,500             None            $27,000
Robert B. Mathias       $23,500        $3,500             None            $27,000
Deborah G. Miller       $23,500        $1,233             None            $24,733
Susan M. Sterne         $22,000        $3,300             None            $25,300
Angela E. Vallot        $ 4,000        $  625             None            $ 4,625

CODE OF ETHICS

    The Boards of the Funds have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, and the Advisor has adopted a similar Code of Ethics (together, the "Codes of Ethics"). The Codes of Ethics significantly restrict the personal investing activities of all employees of the Advisor.

    The Codes of Ethics require that all employees preclear any personal securities transaction (with limited exceptions, such as mutual funds and government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed transaction. The substantive restrictions include a ban on acquiring any securities in an initial public offering, and a prohibition on profiting from short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold by any mutual fund advised by the Advisor. Furthermore, the Codes of Ethics provide for seven day trading "blackout periods" which prohibit trading by employees of the Advisor in proximity to periods of trading by mutual funds managed by the Advisor in the same (or equivalent) security.

                          THE INVESTMENT ADVISORY CONTRACTS

    The Advisor provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its advisory agreement, the Company will pay to the Advisor a monthly fee determined as follows: (1) With respect to the Small Company, Growth, World and Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to the Common Stock Fund:
0.55% per annum on the aggregate average daily net assets of the Fund. (3) With respect to the Bond, New York, Tax-Free Income, Government Securities and Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such funds in the aggregate; 0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (4) With respect to the Treasury
Fund: 0.40% per annum on the first $300 million of aggregate average daily net assets; and 0.35% per annum on such assets in excess of $300 million.
For the fiscal year ended November 30, 1996, such fees aggregated $11,732,548, for the fiscal year ended November 30, 1995, such fees aggregated $10,156,497, and for the fiscal year ended November 30, 1994, such fees aggregated $9,511,387.


    As compensation in full for services rendered under its advisory agreement, the Pennsylvania Fund pays to the Advisor a monthly fee of 0.55% per annum on the first $50 million of aggregate average daily net assets of the Fund; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million. For the fiscal years ended November 30, 1996, November 30, 1995 and November 30, 1994, the Pennsylvania Fund paid advisory fees of $189,231, $182,103 and $182,041, respectively.


    Under the Company's advisory agreement, fees are allocated to the various Funds of the Company which share common fee schedules in proportion to such Funds' net assets. Each advisory agreement provides a guarantee by the Advisor that if expenses (including the management fee but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expenses) borne by a Fund in any fiscal year exceed the expense limitations applicable to such Fund imposed by various state securities regulations, as such limitations may be lowered or raised from time to time, the Advisor will reimburse such Fund for any excess. Currently, the most stringent state expense limitation is 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets of each Fund. The Advisor has agreed to reimburse each Fund for any expenses in excess of such limitation annually before publication of such Fund's Annual Report. Each of the Funds' expenses during the past fiscal year were below the prescribed limitation and therefore no reimbursement was necessary.

    The Company's advisory agreement, which was approved by the Company's shareholders on November 30, 1992, must be approved annually by vote of the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the applicable Fund, but in either event it must also be approved by a vote of a majority of the directors who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval. With respect to the submission of the Company's advisory agreement for approval by the shareholders, such matters shall be deemed to be acted upon effectively with respect to any class of the Company if a majority of the outstanding voting securities of such class vote for approval of such matter, notwithstanding (A) that such matter has not been approved by a majority of the outstanding voting securities of any other class affected by such matter, and (B) that such matter has not been approved by a vote of a majority of the outstanding voting securities of the Company.

    The Pennsylvania Fund's advisory agreement, which was approved by the shareholders of the Fund on February 19, 1993, must be approved annually by vote of the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Pennsylvania Fund, but in either event it must also be approved by a vote of a majority of the trustees who are not parties to the contract, or "interested persons", as defined in the 1940 Act, of any such party cast in person at a meeting called for the purpose of voting on such approval.

    Each advisory agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board, or, with respect to a particular Fund, by a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Fund.

    As described in the Prospectus, with respect to the World Fund only, the Advisor has entered into a sub-advisory agreement with the Sub-advisor dated March 1, 1997. In accordance with this sub-advisory agreement, the Sub-advisor provides the World Fund with a continuous investment program consistent with its stated investment objectives and policies. The Advisor pays to the Sub-advisor a fee equal to the greater of (i) 0.375% per annum of the World Fund's aggregate average daily net assets up to $500 million, and 0.30% per annum of such net assets in excess of $500 million, or (ii) $20,000 per year. Such fee is paid monthly in arrears. The sub-advisory agreement must be approved annually in one of the same ways as for the Company's advisory agreement as described above. The sub-advisory agreement also may be terminated by either the Sub-advisor or by action of the Board of Directors of the Company or the shareholders of the World Fund on 60 days' written notice, without penalty, and terminates automatically in the event of its assignment. For the period April 1, 1996 to February 28, 1997, the Sub-advisor provided the same services under an identical sub-advisory agreement dated April 1, 1996, and prior to that, Cashman Farrell & Associates was the Sub-advisor under a similar sub-advisory agreement. The fees paid to the Sub-advisor and Cashman Farrell by the Advisor were $166,806 to INVESCO for the period April
1, 1996 to November 30, 1996, and $66,645 to Cashman Farrell for the period December 1, 1995 to March 31, 1996, for a total of $233,451 for the fiscal year ended November 30, 1996, $165,408 to Cashman Farrell for the fiscal year ended November 30, 1995, and $122,288 to Cashman Farrell for the fiscal year ended November 30, 1994.

                              THE DISTRIBUTION CONTRACTS

    SFSC acts as the principal underwriter of shares of the Funds, and the Funds receive the net asset value, as determined for the purpose of establishing the offering price, of each share sold. SFSC has advised the Funds that it allows dealer concessions as shown in the Prospectus, except that items of a promotional nature amounting in value to not more than $100 may be given from time to time as a sales incentive to registered representatives. SFSC has advised the Funds that its receipts from the sale of shares, before expenses and after allowance by it of the dealer concession, were $181,026, $127,814 and $121,401 for the fiscal years ended November 30, 1996, 1995 and 1994, respectively. During such periods, ESI received reallowances of $2,788,185, $2,332,813 and $2,733,451, respectively, 1717 Capital Management Company received reallowances of $521,911, $799,854 and $1,102,934, respectively. For the fiscal year ended November 30, 1996, Janney Montgomery Scott and Hornor Townsend & Kent received reallowances of $442,399 and $582,120, respectively; and during the period from March 27, 1995 to November 30, 1995 they received reallowances of $148,021 and $156,325, respectively.



    The distribution contracts of the Company and the Pennsylvania Fund may be terminated by either party thereto on 60 days' written notice, without penalty, and they terminate automatically in the event of their assignment. The distribution contracts must be approved annually in one of the same ways as described above for the advisory agreements.

                               THE DISTRIBUTION PLANS

    The Company and the Pennsylvania Fund have adopted several plans pursuant to Rule 12b-1 under the 1940 Act. One such plan applies to the Class A shares of the Company's Funds (other than the Treasury Fund). In addition, the Short Maturity Government Fund has a separate Supplemental Distribution Plan applicable only to it. The Pennsylvania Fund has a Distribution Plan applicable only to it. Finally, the Class B shares of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds have adopted a Class B Distribution Plan, effective April 1, 1996 (all of these plans are collectively hereinafter referred to as the "Plans"). See "Distribution Plans" in the Prospectus.


    The Class A and Class B shares of each Fund (except for the Treasury
Fund) paid fees under the Class A Plan in the amounts set forth below for the periods indicated:


FUND                                                      TOTAL 12b-1 FEES

                             Year Ended               Year Ended          Year Ended
                             November 30, 1996        November 30, 1995   November 30, 1994
                             ---------------------    -----------------   -----------------
                             A Shares     B Shares
Common Stock                 $3,345,000   $85,382     $2,545,000          $1,161,000
Balanced                        835,591    31,780        741,076             544,500
Growth                          189,755      --          145,000              83,500
Small Company                   278,965     6,630        281,355             290,100
World                           183,351    10,900        132,778              96,797
Bond                            204,195    14,799        196,750             141,500
Government Securities           199,480      --          210,478             240,000
Short Maturity (1)              123,929      --           48,200                --
Tax-Free Income                 207,052     2,765        211,125             211,325
New York (2)                     11,005      --            6,666                --


                                      22



Pennsylvania                     68,800      --           66,219              62,300


(1) Commenced operations on March 24, 1995
(2) Commenced operations on March 27, 1995


    The Plan applicable to the Class B shares of the Small Company, World, Common Stock, Balanced, Bond and Tax-Free Income Funds became effective on April 1, 1996. It is expected that the amounts payable to SFSC under this Class B Plan will be equal to 1.00% of the net assets of the Class B shares of the relevant Funds. SFSC will use such payments to recoup the cost of commissions paid to brokers at the time of sale of the Class B shares, service fees to brokers with respect to the Class B shares, and the same types of other marketing expenses for which SFSC receives reimbursement under the Plans applicable to the Class A shares.

    The Boards of the Funds believe that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and for the Funds to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. Since SFSC receives no other compensation from the Funds, the Boards believe it would benefit the Funds to have monies available for the direct distribution activities of SFSC in promoting the sale of shares of the Funds.

    The Plans have been approved by the Company Board of Directors and the Pennsylvania Fund's Board of Trustees, including all of the directors/trustees who are not interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Boards, including a majority of the directors/trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plans. It is also required that the selection and nomination of such directors/trustees be done by the disinterested directors/trustees. The Plans and any distribution agreement may be terminated at any time, without penalty, by such directors/trustees on 60 days' written notice. SFSC or any dealer may also terminate their respective distribution agreement at any time upon written notice.

    The Plans and any distribution agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Funds' outstanding shares, and all such material amendments to any Plan or any distribution agreement also shall be approved by a vote of a majority of the disinterested directors/trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

    SFSC is required to report in writing to the Board of Directors of the Company and the Board of Trustees of the Pennsylvania Fund at least quarterly on the amounts and purpose of any payments made under the Plans and any distribution agreement, as well as to furnish the Boards with such other information as reasonably may be requested in order to enable the Boards to make informed determinations of whether the Plans should be continued.

                             THE FUND SERVICES AGREEMENTS

    Sentinel Administrative Service Company ("Sentinel Service"), in accordance with its Fund Services Agreements with the Funds, provides the Funds with certain fund accounting, financial administration, transfer agency and shareholder relations services. Sentinel Service performs the transfer agency responsibilities utilizing, through Investors Fiduciary Trust Company ("IFTC"), the computer system of DST Systems, Inc. ("DST") on a remote basis.

    For these services, the Fund Services Agreements provide for the Funds to pay to Sentinel Service fixed fees totalling $926,500 per year for fund accounting and financial administration services. The Agreements also provide for an annual fee for transfer agency and shareholder relations services to the Company and the Pennsylvania Fund of $2,563,000 and $37,000, respectively, plus amounts equal to annual rates of $15 per shareholder account in excess of 106,500 and 1,500, respectively, in each case as of the last day of the month preceding the installment due date. Each Fund also is responsible for the charges for remote access to the computer system of DST. Generally, this is a fixed annual charge per shareholder account, plus certain out-of-pocket expenses, minus certain credits. The fixed fees are subject to increase under inflation clauses for fiscal years beginning December 1, 1994, and thereafter, to the extent approved by the Board of Directors or Board of Trustees. Fees are payable monthly in arrears.

    Total fees payable to Sentinel Service under the Fund Services Agreements for the years ended November 30, 1996, 1995 and 1994 were $3,526,500, $3,470,333 and $3,358,000, respectively.

    Sentinel Service is a Vermont general partnership of which affiliates of National Life, Provident Mutual and Penn Mutual are the general partners.

    The Company's Fund Services Agreement was approved by the Company's shareholders on November 30, 1992, and the Pennsylvania Fund's Fund Services Agreement was approved by that Fund's shareholders on February 19, 1993. The agreements were approved by the Company's Board of Directors and the Pennsylvania Fund's Board of Trustees on August 13, 1992 and August 14, 1992, respectively. Each agreement must be approved annually by vote of the Board or by the vote of a majority of the outstanding voting securities of each Fund, but in either event it must also be approved by a vote of a majority of the directors/trustees who are not parties to the contract, or interested persons, as defined in the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Fund Services Agreements will terminate automatically in the event of their assignment and are terminable at any time without penalty by the applicable Board or, as to a particular Fund, by a majority of the applicable Fund's outstanding voting securities on not more than 60 days' written notice to Sentinel Service and by Sentinel Service on 60 days' notice to the Fund.

                                PORTFOLIO TRANSACTIONS
                              AND BROKERAGE COMMISSIONS

    The Funds' policy in the case of listed securities is to place its orders with firms that are members of a stock exchange on which such securities are listed or traded and in the case of securities traded in the over-the-counter market to deal directly with dealers who are primary market makers in such securities, without the use of a broker unless the Funds can obtain better price or execution through the use of a broker. Purchases are made for investment and not for trading purposes, except for the Bond Fund where trading may be an important factor. Subject to the direction and control of the Boards and in accordance with its advisory agreements, the Advisor supervises the investments of the Funds and, as an essential feature thereof, places orders for the purchase and sale of portfolio securities and supervises their execution, including negotiating the amount of the commission rate paid, in each case at prices it believes to be the best then available, taking into consideration such factors as price, commission, size of order, difficulty of execution and skill required of the executing broker-dealer as well as the extent to which a broker capable of satisfactory execution may provide research information and statistical and other services to the Advisor. Sales of shares of the Funds may also be considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds, subject to the conditions that commissions paid to such broker-dealers be no higher than would otherwise be paid, and that the prices be, in the judgment of the Advisor, the best then available.

    In making such purchases and sales, the brokerage commissions are paid by the Funds. The Funds may also buy or sell securities from, or to, dealers acting as principals.

    Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which was enacted by Congress in connection with the elimination of fixed commission rates on May 1, 1975, provides that, except as agreements such as investment advisory contracts otherwise provide, money managers such as the Advisor will not be deemed to have acted unlawfully or to have breached a fiduciary duty if, subject to certain conditions, a broker-dealer is paid in return for brokerage and research services an amount of commission for effecting transactions for accounts, such as the Funds, in excess of the amount of commission another broker-dealer would charge for effecting the transaction. In order to cause the Funds to pay such greater commissions, the Advisor has to determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Funds and to its other clients.

    Brokerage and research services, as provided in Section 28(e) of the 1934 Act, include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

    Although research and market and statistical information from brokers and dealers can be useful to the Funds and to the Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Advisor's own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff.

    The Funds obtain Lipper Directors' Analytical Data from Lipper Analytical Distributors, Inc., in exchange for fund brokerage commissions, presently in the amount of $22,000 per year. This service is available only for brokerage commissions.


    Except for implementing the policies stated above, there is no commitment to place portfolio transactions with brokers or dealers who provide investment research. The Advisor has advised the Funds that it is not feasible to assign any precise value to services provided by such brokers and dealers to it, nor does the use of such services reduce its expense by any measurable or significant amount. For the years ended November 30, 1996, 1995 and 1994, the Funds paid total brokerage commissions of $1,156,527, $1,102,148 and $909,949, respectively. Brokerage commissions paid by each Fund were as follows:


                                                                 YEAR ENDED
Fund                                          11/30/96   11/30/95    11/30/94
----                                          --------   --------    --------
Common Stock                                  $656,739   $650,368    $414,244
Balanced                                        91,540    109,898     115,112
Growth                                         135,426    108,107     105,150
Small Company                                  162,972    126,348     131,104
World                                          109,850    107,427     144,339
Bond                                             ---        ---         ---
Government Securities                            ---        ---         ---
Short Maturity Gov't (1)                         ---        ---         N/A
Treasury                                         ---        ---         ---
Tax-Free Income                                  ---        ---         ---
New York (2)                                     ---        ---         N/A
Pennsylvania                                     ---        ---         ---

(1)  Commenced operations on March 24, 1995.
(2)  Commenced operations on March 27, 1995.


    Such commissions were allocated on the basis of research and statistical or other services provided by the dealer, although selling group dealers may have participated therein. Of the total commissions paid by the Funds, approximately 100% was allocated in 1996, 1995 and 1994 to brokers or dealers whose furnishing of research information was a factor in their selection.

                                  PORTFOLIO TURNOVER


    Purchases for the Small Company, Growth, Common Stock, World, Balanced and Pennsylvania Funds are made for long-term investment, and not for short-term trading profits. However, during rapidly changing conditions, there necessarily may be more portfolio changes than in a more stable period and these may result in short-term gains or short-term losses. The rates of portfolio turnover for each of the Funds during the fiscal years ended November 30, 1996, 1995 and 1994 were as follows:


                                            Year Ended Year Ended  Year Ended

Fund                                          11/30/96   11/30/95    11/30/94
----                                          --------   --------    --------
Common Stock                                     22%        22%         15%
Balanced                                         83%       110%         66%
Growth                                           98%        84%         58%
Small Company                                    60%        79%         46%
World                                            14%        32%         30%
Bond                                            176%       237%        133%
Government Securities                           614%       367%        149%
Short Maturity Gov't(1)                         120%        58%        N/A
Treasury                                        N/A        N/A         N/A
Tax-Free Income                                 112%       112%         92%
New York(2)                                      48%        32%        N/A
Pennsylvania                                     56%        80%         56%


(1)  Commenced operations on March 24, 1995.
(2)  Commenced operations on March 27, 1995.


    In pursuit of the investment objectives of the Bond, Government Securities, Short Maturity Government, Tax-Free Income and New York Funds, it is expected that assets will be managed actively. In order to maximize income and protect the income stream or improve the quality of the portfolio, in light of market and economic conditions as interpreted or anticipated by the Advisor, these Funds' portfolios will be monitored constantly and will be adjusted when deemed appropriate in furtherance of the Funds' investment objectives. Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to average monthly market value, not including short-term securities. One of the requirements under the Code for qualification as a regulated investment company is that less than 30% of a Fund's gross income may be derived from gains from the sale or disposition of securities held for less than three months.

Accordingly, a Fund may be restricted in effecting portfolio turnover transactions with regard to items that have been held in such Fund for less than three months.

                                    CAPITALIZATION

    Shares of the Company's common stock and shares of beneficial interest in the Pennsylvania Fund are fully paid and non-assessable. Each such share is freely assignable to another bona fide investor by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and, also, by an investor who has held such Fund shares for not less than 30 days. Each share of the Company is entitled to one vote per dollar of net asset value per share, on matters on which all Funds of the Company vote as a single class. Each share of the Pennsylvania Fund entitles the holder to one vote for all purposes.

    The proceeds from the sale of shares of each Fund or class of shares of the Company and all income, earnings and profits therefrom irrevocably appertain to the Fund or class of shares. Each such Fund or class of shares records all liabilities (including accrued expenses) in respect of such Fund or class of shares, as well as a share of such liabilities (including general liabilities of the Company) in respect to two or more Funds or classes of shares, in proportion to their average net assets, or in proportion to the number of their respective shareholders. The Company's Board has adopted an "Amended Rule 18f-3 Plan" under which the methods of allocating income and expenses among classes of shares of each Fund which has both Class A and Class B shares is specified, and the Company intends to comply fully with the provisions of Rule 18f-3 under the 1940 Act in allocating income and expenses among the classes of Funds offering both Class A and Class B shares. If any reasonable doubt exists as to the Fund or class of shares to which any asset or liability appertains, the Board may resolve such doubt by resolution.

    In the case of dissolution or liquidation of the Company, the shareholders of each Fund of the Company are entitled to receive ratably per share the net assets of such Fund, with any general assets of the Company distributed ratably per share, regardless of the Fund.

    Voting rights are non-cumulative, meaning that the holders of more than 50% of the shares voting for the election of directors/trustees can elect 100% of the directors/trustees being voted upon if they choose to do so, and, in such event the holders of the remaining minority of the shares voting for the election of directors/trustees will not be able to elect any person or persons to the Board. As of March 1, 1997, none of the approximately 103,188 shareholders owns as much as 5% of the voting stock of any Fund except National Life and its affiliates, whose holdings are set forth on pages 15-16 of this Statement of Additional Information, and except for the following shareholders of the New York Fund: Mr. Louis P. Dicerbo, 261 Madison Avenue, New York, New York 10016-2303 - 134,546.765 shares amounting to 27% of the class; Ms. Arlene Federico, 39 Fruitledge Road, Brookville, New York 11545-3315 - 63,087.643 shares amounting to 12.5% of the class; Ms. Donna Bernstein, 15 Parkway Drive, Roslyn Heights, New York 11577-2705
-31,798.680 shares amounting to 6.3% of the class, and Ms. Mary Vezza, 1 Hillandale Close, Scarsdale, NY 10583-7659 - 52,706.206 shares amounting to 10% of the class.

                                HOW TO PURCHASE SHARES
                                         AND
                                 REDUCE SALES CHARGES

    Shares of the Funds may be purchased at the public offering price from any authorized investment dealer as described in the Prospectus. The public offering price of Class A shares, which are offered by every Fund, is the sum of the current net asset value per share plus a sales charge which ranges from 5.0% to 0% of the purchase price. The public offering price of

Class B shares, which are offered by the Common Stock, Balanced, Small Company, World, Bond, and Tax-Free Income Funds, is equal to the current net asset value per share. A contingent deferred sales charge ("CDSC") may apply to redemptions of Class B shares, or to redemptions of Class A shares where the initial sales charge was zero based on a purchase of $1,000,000 or more. See "How to Purchase Shares" in the Prospectus.

    THE GROUP PURCHASE PROGRAM - Clients of a single registered representative or group of affiliated registered representatives who make purchases by opening new accounts within a 60-day period and whose funds for such purchases all originate from a single other source may aggregate such purchases for purposes of determining the applicable sales charge level or CDSC schedule for such purchases.

                        ISSUANCE OF SHARES AT NET ASSET VALUE

    Subject to the applicable provisions of the 1940 Act, certain investors may purchase Class A shares of the Funds at net asset value. Such investors are listed in the Prospectus. See "How to Purchase Shares - Reduced Sales Charges" in the Prospectus.

                                 HOW TO REDEEM SHARES

    The Funds normally will buy back your shares on demand on any business day (as defined below). Class A shares are repurchased at current net asset value; a CDSC may be payable on redemptions of Class B shares, and will be deducted from the redemption proceeds. For further information, please refer to the Prospectus.

                           DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Fund or class of shares is computed by dividing the total value of the assets of that Fund or class of shares, less its liabilities, by the total number of such Fund's or class of shares' outstanding shares. Equity securities which are traded on a national securities exchange are valued at the last reported sale price each business day at the regular close of trading, currently 4:00 p.m. Eastern time.
Equity securities for which there were no sales during the day are valued at the mean between the latest available bid and asked prices. Fixed-income securities are valued daily on the basis of valuations furnished by a pricing service which determines valuations for normal institutional-sized trading units of debt securities, without exclusive reliance upon quoted prices.
These valuations by the pricing service are believed to reflect more accurately the fair market value of such securities. Net asset value is calculated once each business day, at 4:00 p.m. Eastern time, and becomes effective immediately upon its determination. Orders to purchase shares of the Funds received by dealers prior to 4:00 p.m. Eastern time will be confirmed on the basis of such closing price, provided they are received by the Distributor prior to the close of its business day. Orders received by dealers after 4:00 p.m. Eastern time will be confirmed on the same basis as previously stated with respect to the next business day. "Business day" means a day on which the New York Stock Exchange is open. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The Treasury Fund values its portfolio securities based on their amortized cost in accordance with SEC regulations. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During such periods the yield to investors in the Treasury Fund may differ somewhat from that obtained in a similar investment company which uses mark-to-market value for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Treasury Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company which utilizes mark-to-market values and existing investors would receive less (more) investment income. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of $1.00.

    In accordance with the SEC rule permitting the use of the amortized cost method of valuation, the Treasury Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and must purchase instruments having remaining maturities of 397 days (13 months) or less. In addition, the Directors of the Company have established procedures designed to stabilize, to the extent reasonably possible, the Treasury Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Company's Directors will review periodically the Treasury Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the directors determine that a deviation exists which may result in material dilution or other unfair results to existing shareholders, the Treasury Fund will take such corrective action as it regards as necessary and appropriate, including (i) the reduction of the number of outstanding shares of the Treasury Fund by having each shareholder proportionately contribute shares to the Treasury Fund's capital, (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (iii) the withholding of dividends or (iv) the establishment of a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Treasury Fund's capital the number of shares which represent the difference between the amortized cost valuation and the market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Treasury Fund.

    Since the net income of the Treasury Fund is determined and declared as a dividend immediately prior to each time the asset value of the Treasury Fund is determined, the net asset value per share of the Treasury Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in the Treasury Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Treasury Fund in that shareholder's account and any decrease in the value of a shareholder's investment may be reflected by a reduction in the number of shares in the account. See "Taxes" below.

                COMPUTATION OF MAXIMUM OFFERING AND REDEMPTION PRICES
                                 AT NOVEMBER 30, 1996


Class A Shares:


(Reduced offering prices apply on purchases of $100,000 or more of shares of the Funds, as described in the prospectus.)

---------------------------------------------------------------------------------------------------
                          Common                                         Small
                          Stock           Balanced        Growth         Company        World
                          Fund            Fund            Fund           Fund           Fund
Net assets               $1,306,592,040   $297,287,616    $69,816,281    $99,392,706    $71,457,559

Shares outstanding           32,181,137     16,027,384      3,974,158     19,207,900      4,554,373
Net asset value per
 share (redemption
 price)                          $40.60         $18.55         $17.57          $5.17         $15.69
Maximum offering
price per share*                 $42.74         $19.53         $18.49          $5.44         $16.52
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                           Government     Short Maturity
                            Bond           Securities     Gov't.              Treasury
                            Fund           Fund           Fund                Fund
Net assets                  $99,408,280    $92,299,021    $36,473,694         $80,804,137
Shares outstanding           15,657,296      9,233,946      3,718,756          80,804,137
Net asset value per
  share (redemption
  price)                          $6.35         $10.00          $9.81               $1.00
Maximum offering
price per share*                  $6.61         $10.42          $9.91               $1.00
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------
                             Tax-Free
                             Income         New York       Pennsylvania
                             Fund           Fund           Fund

Net assets                  $99,967,359     $5,748,597    $35,545,252
Shares outstanding            7,389,500        490,673      2,674,841
Net asset value per
  share (redemption
  price)                         $13.53         $11.72         $13.29
Maximum offering
price per share*                 $14.09         $12.21         $13.84

CLASS B SHARES:

----------------------------------------------------------------------------------------------------
                             Common                         Small
                             Stock          Balanced        Company        World          Bond
                             Fund           Fund            Fund           Fund           Fund

Net assets                   $27,257,478    $10,948,196     $1,943,029     $3,187,686     $4,714,358
Shares outstanding               671,906        589,175        379,304        204,653        741,210
Net asset value per
 share (redemption
 price)                      $     40.57    $     18.58     $     5.12     $    15.58     $     6.36
Maximum offering
price per share*             $     40.57    $     18.58     $     5.12     $    15.58     $     6.36
----------------------------------------------------------------------------------------------------
                                               Tax-Free
                              Treasury         Income
                              Fund             Fund

Net assets                    $3,160,340       $765,605
Shares outstanding             3,160,340         56,555
Net asset value per
 share (redemption
 price)                       $     1.00       $  13.54
Maximum offering
price per share*              $     1.00       $  13.54

----------------------------------------------------------------------------------------------------

*For the Small Company Fund, Growth Fund, World Fund, Common Stock Fund and Balanced Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Bond Fund, Tax-Free Income Fund, New York Tax-Free Income Fund, Government Securities Fund and Pennsylvania Tax-Free Trust, the maximum offering price is 1000/960 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share. For the Treasury Fund, the maximum offering price per share is equal to the net asset value per share.

**In the case of Class B shares, the maximum offering price is equal to the net asset value per share.


                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Dividends, as explained in the Prospectus, are paid annually for the Class A and Class B shares of the Small Company, World and Growth Funds, quarterly for the Class A and Class B shares of the Balanced and Common Stock Funds, and monthly for the Class A and Class B shares of the Bond, Tax-Free Income, Government Securities, Short Maturity Government, Pennsylvania and New York Funds. Distributions of any net realized gains on sales of investments of any Fund for a fiscal year ordinarily are paid in the month of December immediately following the November 30th fiscal year-end. Dividends for the Treasury Fund are declared daily and paid monthly, as described in the Prospectus.

     Except where the shareholder, in the manner described below, has elected otherwise, any income dividends or capital gains distributions of a Fund will be made in shares of such Fund at the net asset value at the close of business on the designated record date, resulting in the automatic reinvestment of cash dividends and distributions. Such an acquisition of shares involves no sales charge. Unless the shareholder is participating in a Systematic Withdrawal Plan, the shareholder may elect to receive in cash either both income dividends and capital gains distributions or only income dividends or only capital gains. Such election may be made by written notice to Sentinel Service or by phoning Investor Services and will take effect for distributions for which the record date is more than ten days after the receipt by Sentinel Service of such written notice. The election will remain in effect until revoked by similar notice.


                                      TAXES

GENERAL

     Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. Under that section, if it so qualifies, a Fund will not be subject to federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class B shareholders. The Company intends to distribute substantially all of such income.

     As discussed in the Prospectus, the Company consists of eleven separate Funds. Each such Fund is treated as a separate corporation for federal income tax purposes. Each such Fund is thus considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than at the Company level.

     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends"), are taxable to shareholders as ordinary income for federal income tax purposes, except that "exempt-interest dividends" (as defined in Section 852(b)(5) of the Code) not subject to federal income tax are expected to be paid by the Tax-Free Income Fund, "exempt-interest dividends" not subject to either federal income tax or Pennsylvania personal income tax are expected to be paid by the Pennsylvania Fund, and "exempt-interest dividends" not subject to either federal income tax or New York State and City personal income tax are expected to be paid by the New York Fund, as described in the Prospectus. Distributions made from an excess of net long-term capital gains over net short-term capital losses (hereinafter referred to as "capital gain dividends") are taxable to shareholders as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned such Fund's shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder for federal income tax purposes (assuming the shares are held as a capital asset).

     With the exception of exempt-interest dividends paid by the Tax-Exempt Funds, dividends are taxable to shareholders for federal income tax purposes even though they are reinvested in additional shares of the Funds. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends, capital gain dividends, tax-exempt dividends and the portion of any ordinary income dividends eligible for the dividends received deduction allowed to corporations under the Code. Generally, distributions by the Tax-Exempt Funds, the World Fund, the Bond Fund, the Government Securities Fund, the Short Maturity Fund and the Treasury Fund will not be eligible for the dividends received deduction allowed to corporations under the Code. The Funds will allocate any dividends eligible for dividends received deduction between the Class A and Class B shareholders according to a method (which they believe is consistent with SEC Rule 18f-3 which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class B shares during the taxable year, or such other method as the Internal Revenue Service may prescribe. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as having been paid by the RIC and received by its shareholders on December 31st of the year in which the dividend was declared.

     If the value of assets held by the Treasury Fund declines, the Board of Directors may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares will, for federal income tax purposes, be added to the basis of shareholders' remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Distributions, including distributions reinvested in additional shares of the Fund, will nonetheless be fully taxable for federal income tax purposes, even if the number of shares in shareholders' accounts has been reduced as described above.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on most ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Company, or who, to the Company's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     Dividends and interest received by the World Fund (and to a lesser extent, some of the other Funds) may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the World Fund may be able to claim United States foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their United States income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. Additionally, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. The World Fund (and other Funds to the extent applicable) will report annually to shareholders the amount per share of such withholding taxes. For this purpose, the World Fund will allocate foreign taxes and foreign source income between the Class A and Class B shares according to a method similar to that described above for the allocation of dividends eligible for the dividends received deduction.

     If a shareholder exercises an Exchange Privilege as described below within 90 days of acquiring such shares, then the loss such shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Company reduces any sales charge such shareholder would have owed the Company for the shares of the new Fund in the absence of the Exchange Privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires each Fund to pay a non-deductible 4% excise tax to the extent it does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains and foreign currency gains, determined on a November 30th year end, plus certain undistributed amounts from previous years. The Company anticipates that the Funds will make sufficient timely distributions to avoid the imposition of the excise tax. Since the required distributions are based only on taxable income, the excise tax generally will not apply to the Tax-Exempt Funds, discussed below.


     At November 30, 1996, the Bond, Government Securities and Short Maturity Government Funds had capital loss carryforwards for federal income tax purposes of $4,488,182, $6,539,561 and $1,173,287, respectively.

TAX-EXEMPT FUNDS

     The Tax-Exempt Funds intend to continue to qualify to pay exempt-interest dividends. The relevant Code provision states that if, at the close of each quarter of the respective Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from federal income tax ("tax-exempt obligations") under Section 103(a) of the Code
(relating generally to obligations of a state or local governmental unit), such Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Tax-Exempt Fund which are attributable to interest on tax-exempt obligations and designated by the Company as exempt-interest dividends in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. For this purpose, each Tax-Exempt Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) between the Class A and Class
B shareholders according to a method (which it believes is consistent with SEC Rule 18f-3, which authorizes the issuance and sale of multiple classes of shares) that is based on the gross income allocable to the Class A and Class
B shares during the taxable year, or such other method as the Internal
Revenue Service may prescribe. Exempt-interest dividends may be treated by shareholders for all purposes as items of interest excludable from their federal gross income under Code Section 103(a). Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends will not be deductible by the shareholder for federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax advisor with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder were to be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by the Tax-Exempt Funds.

     All or a portion of the Tax-Exempt Funds' gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of these Funds.

     Any loss upon the sale or exchange of Tax-Exempt Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

     The Code subjects interest received on certain otherwise tax-exempt securities to an AMT. The AMT applies to interest received on private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (E.G., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Funds, to an AMT. The Tax-Exempt Funds may purchase such private activity bonds, and will report to shareholders within 60 days after the Tax-Exempt Funds' respective taxable year-ends the portion of such Fund's dividends declared during the year which constitutes an item of tax preference for AMT purposes. The Code further provides that corporations are subject to an AMT based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Tax-Exempt Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay the AMT on exempt-interest dividends paid by such Funds.

     The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Tax-Exempt Funds during the taxable year.

     The Code previously imposed a deductible tax (the "Environmental Tax") on a corporation's AMT income (computed without regard to the alternative tax net operating loss deduction) at a rate of $12 per $10,000 (0.12%) of AMT income in excess of $2,000,000. The Environmental Tax has expired but may be reinstated in the future. The tax was imposed even if the corporation was not required to pay an AMT because the corporation's regular income tax liability exceeded its minimum tax liability. The Code provides, however, that RICs (such as the Tax-Exempt Funds) would not be subject to the Environmental Tax. However, exempt-interest dividends paid by the Tax-Exempt Funds that create alternative minimum taxable income for corporate shareholders (as described above) could subject corporate shareholders of such Funds to the Environmental Tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Tax-Exempt Funds may purchase or sell financial futures contracts and call and put options on financial futures contracts. In general, unless an election is available to a fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, I.E., each such option or financial futures contract will be treated as having been sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Tax-Exempt Funds may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Funds solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles", may affect the taxation of the Tax-Exempt Funds' sales of securities and transactions in financial futures contracts or options thereon and the World Fund's sales of securities and transactions in forward foreign exchange contracts, discussed below. Under Section 1092, the Tax-Exempt Funds may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in financial futures contracts or options thereon. The World Fund likewise may be required to postpone recognition of losses in connection with its forward foreign exchange contracts.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Tax-Exempt Funds may be restricted in effecting closing transactions within three months after entering into an options or financial futures contract.

FOREIGN CURRENCY TRANSACTIONS

     A forward foreign exchange contract held by the World Fund that is a
Section 1256 contract will be marked to market, as described under "Tax Treatment of Options and Futures Transactions". However, the character of gain or loss from such a contract will generally be ordinary under Code Section 988. The Fund may, nonetheless, elect to treat the gain or loss from certain forward foreign exchange contracts as capital. In this case, gain or loss realized in connection with a forward foreign exchange contract that is a Section 1256 contract will be characterized as 60% long-term and 40% short-term capital gain or loss.

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the World Fund.

     Under the Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U. S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code
Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the World Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code section and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government Securities. State law varies as to whether dividend income attributable to U.S. Government Securities is exempt from state income taxes.

     Shareholders are urged to consult their tax advisors regarding specific questions as to federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Funds.


                              SHAREHOLDER SERVICES

     OPEN ACCOUNT An open account is established automatically for each new investor, unless elected otherwise, in which all income dividends and any capital gains distributions are reinvested in additional shares, without charge, at the then current net asset value. Purchases made in this account will be made at the offering price on the day federal funds are available to the Funds as described in the Prospectus.

     The Funds reserve the right at any time to vary the initial and subsequent investment minimums of any Fund and to reject any purchase order.

     Policyowners of National Life, Provident Mutual or Penn Mutual who invest policy dividends may open an account in any of the Funds with a minimum initial purchase of $50 or more of policy dividends and subsequent assignment of dividends to the Funds.

     Stock certificates will be issued upon written request and without charge.

     Except for confirmation of purchases made under the Open Account, the cost of these shareholder services are borne by the Funds.

     AUTOMATED CLEARING HOUSE ("ACH") The ACH Network expedites the transfer of monies by electronically transmitting funds between member financial institutions. To take advantage of this convenient fund transfer method, you must provide Sentinel Service with a pre-designated destination. There is no charge for this service.

     DISTRIBUTION OPTIONS Shareholders of the Funds may elect to reinvest automatically their income dividends and any capital gains distributions in additional full and fractional shares of any one of the other Funds at the net asset value of the selected Fund at the close of business on the valuation date for the dividend, without the payment of any charge. Before exercising this option, shareholders should read the portions of the Prospectus relating to the selected Fund's objectives and policies. The target and original accounts for dividends must be in different Funds.

     AUTOMATIC INVESTMENT PLAN See the Prospectus for information and an application. The minimum initial investment and subsequent investment is $50.

     TELEPHONE INVESTMENT SERVICE See the Prospectus for information and an application.

   CHECK WRITING SERVICE (BOND, GOVERNMENT SECURITIES, SHORT-INTERMEDIATE GOVERNMENT, TREASURY, TAX-FREE INCOME, NEW YORK AND PENNSYLVANIA FUNDS) A special feature of the Class A shares of these Funds is the Check Writing privilege available through IFTC. Any shareholder who would like to draw checks on his account should check the box on the application captioned "Check Writing Service" or subsequently, make a written request to the Funds. Checks then will be provided by IFTC. These checks may be made payable in any amount not less than $500, except for the Treasury Fund which has a minimum amount of not less than $250. Withdrawals by check may not be made until shares have been in the account for at least fifteen (15) days. The price at which shares will be redeemed to cover a check will be the net asset value determined on the day the check clears. Potential fluctuations in net asset value of the Funds' shares should be taken into account when writing checks. If a dividend or capital gains distribution is paid during the period between writing and clearing of a check, the shareholder will be entitled to the dividend or distribution, but the net asset value of the shares will be reduced by the amount of the dividend payment. Because shareholders cannot determine the exact redemption price of their shares at the time a check is written, closing an account through check writing is not possible.

     There is no fee for check writing, but, upon notice, a fee for this service may be charged in the future. Fees are charged for stop payments, insufficient funds or other valid reasons.

     EXCHANGE PRIVILEGE This privilege also permits a shareholder whose financial needs have changed to transfer an investment from a National Life Variable Annuity account (presently the only such entity is the Variable Annuity Account I). Such transfers from a National Life Variable Annuity account are made without a sales charge on the basis of respective net asset values after payment of a fee of $75 (in addition to any applicable transfer taxes) to Sentinel Service for such transfer.

     An exchange is a taxable transaction for income tax purposes and any gain or loss realized is recognizable for such purposes.

     REINSTATEMENT PRIVILEGE Shareholders who have redeemed all or part of their shares may reinvest all or part of the redemption proceeds at the current net asset value without charge if a written request is received or is postmarked within one year after the redemption. Short-Intermediate Government Fund shareholders who have held their shares for 90 days or less, however, may only use the reinstatement privilege to reinvest in the Short-Intermediate Government Fund. The privilege may be exercised only once by a shareholder as to any of the Funds except where the sole purpose of the transaction is to transfer the shareholder's interest or a portion thereof in the Funds to a trustee or custodian for such shareholder's Self-Employed Retirement Plan or IRA. If the shareholder realizes a gain on redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If the shareholder realizes a loss on redemption and subsequently uses the reinstatement privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested.

     If the reinstatement is made for the purpose of effecting a rollover into an IRA, as described in Section 408(d)(3) of the Code, of a distribution from a tax sheltered retirement plan which had been invested in shares of the Funds, such reinvestment of redemption proceeds may be made any time within 60 days from the date on which the investor received the distribution.

            TOTAL RETURN, YIELD AND TAX-EQUIVALENT YIELD INFORMATION

     Each of the Funds (except the Treasury Fund) from time to time may include its average annual total return in advertisements or information furnished to present or prospective shareholders. The average annual total return for each of the Funds for the one, five and ten year periods ended November 30, 1996 were:

                                                 Average Annual Total Return for the
                                                 -----------------------------------

                                   One Year Ended      Five Years Ended     Ten Years Ended
                                   November 30, 1996   November 30, 1996    November 30, 1996
                                   -----------------   -----------------    -----------------
Common Stock Fund-A                20.81%              14.87%              12.46%
Common Stock Fund-B                14.90%(5)

Balanced Fund-A                    10.73%              10.36%               9.62%
Balanced Fund-B                     9.58%(5)

Growth Fund-A                      16.48%              10.40%               9.54%

Small Company Fund-A               15.97%               9.47%(1)             N/A
Small Company Fund-B                6.22%(5)

World Fund-A                        9.68%              13.75%(1)             N/A
World Fund-B                        7.52%(5)

Bond Fund-A                         0.31%               7.12%               7.89%
Bond Fund-B                         4.49%(5)

Gov. Sec. Fund-A                   (1.02%)              6.00%               7.27%

Short Maturity Fund-A               4.58%               6.50%(2)             N/A

Tax-Free Income Fund-A              0.52%               6.40%               7.34%(3)
Tax-Free Income Fund-B              4.48%(5)

New York Fund-A                     0.48%               5.01(4)              N/A

Pennsylvania Fund-A                 0.76%               5.77%               6.17%


(1) For the period from March 1, 1993 (commencement of operations) through November 30, 1996.

(2) For the period from March 24, 1995 (commencement of operations) through November 30, 1996.

(3) For the period from October 1, 1990, when Sentinel Tax-Free Income Fund commenced operations, through November 30, 1996.

(4) For the period from March 27, 1995 (commencement of operations) through November 30, 1996.

(5) For the period from April 1, 1996 (commencement of operations) through November 30, 1996 (not annualized).

     The above amounts were computed by assuming a hypothetical initial payment of $1,000. From this $1,000 the maximum sales load of $50 (5.0% of the public offering price for the Class A shares of the Common Stock, Balanced, Growth, Small Company and World Funds; $40 (4.0% of the public offering price for the Class A shares of the Bond, Government Securities, Tax-Free Income, New York and Pennsylvania Funds); and $10 (1% for the Class A shares of the Short Maturity Government Fund) was deducted. It then was assumed that all of the dividends and distributions by each of the Funds over the relevant time period were reinvested. It then was assumed that at the end of the one-, five- or ten-year period, after taking into account all applicable recurring and nonrecurring expenses, the entire amount was redeemed. The average annual total return then was calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return). For the Class B shares, the maximum offering price is equal to the net asset value.

     Each Fund's average annual total return and current yield will vary depending upon market conditions, the securities comprising such Fund's portfolio, such Fund's operating expenses and the amount of net capital gains or losses realized by such Fund during the period. An investment in any of the Funds will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     Each of the Funds also from time to time may advertise its total return for specified periods without subtracting the sales load, to illustrate better the performance of money already invested in the Fund during those periods.

     On occasion, the Funds may compare their average annual total return figures to mutual fund averages such as those compiled by Lipper Analytical Services, Inc., and to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 and the Shearson Lehman Aggregate Bond Index.

     The Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds' annualized yields for the 30-day period ended November 30, 1996 were:

                    Class A Shares      Class B Shares
Bond Fund                5.93%               5.03%
Tax-Free Income          4.18%               2.92%
Pennsylvania             4.37%               N/A
New York                 4.16%               N/A
Gov.'t Securities        5.67%               N/A
Short Maturity           5.81%               N/A


The average daily number of shares outstanding during the period that were eligible to receive dividends were:

                       Class A Shares     Class B Shares
Bond Fund                15,690,518          707,350
Tax-Free Income          7,411,988           53,781
Pennsylvania             2,669,089           N/A

New York                 502,087             N/A
Gov.'t Securities        9,309,373           N/A
Short Maturity           3,683,026           N/A

Income was computed by totalling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield then was annualized on a bond equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

     These Funds also may show yield to those already invested in the Funds by using the net asset value per share instead of the maximum offering price per share in the above calculations, which has the effect of raising the quoted yields. Using net asset values, the yields of the Class A shares of the Bond, Tax-Free Income, Pennsylvania, New York, Government Securities and Short Maturity Government Funds as of November 30, 1996 were 6.17 %, 4.35%, 4.55%, 4.33%, 5.91% and 5.87%, respectively. In addition, the Tax-Free Income, Pennsylvania and New York Funds may quote tax-equivalent yield in advertisements. The calculation of tax-equivalent yield is described in the Prospectus. As of November 30, 1996, the tax-equivalent yield of the Tax-Free Income Fund was 6.80%, the tax-equivalent yield of the Pennsylvania Fund was
7.31%, and the tax-equivalent yield of the New York Fund was 7.58%.   For
purposes of the above tax-equivalent yield calculations the assumed federal tax rate is 36%.

     The Treasury Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. In accordance with regulations adopted by the SEC, the Treasury Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The SEC also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

     The yield quoted should not be considered a representation of the yield of the Treasury Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Treasury Fund and changes in interest rates on such investments, but also on changes in the Treasury Fund's expenses during the period.

     Yield information may be useful in reviewing the performance of the Treasury Fund and for providing a basis for comparison with other investment alternatives. However, the Treasury Fund's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.


                               GENERAL INFORMATION

     Copies of the Amended and Restated Articles of Incorporation and the By-Laws of the Company, the Amended and Restated Declaration of Trust and the Code of Regulations of the Pennsylvania Fund, and various agreements referred to in the Prospectus and this Statement of Additional Information are filed with the registration statement at the SEC to which reference is made for their full terms. Such documents and other information filed with the SEC may be obtained from the SEC upon payment of the fees prescribed by the Rules of the SEC and are also now available at the SEC's Internet Website at http://www.sec.gov. All cash and securities of the Funds, except for U.S.

Government Securities which are represented only in book entry form at the Federal Reserve Bank, are held by IFTC or in a central depository system in the name of Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105 as the Funds' Custodian. IFTC is also Dividend Disbursing Agent for the Funds' shares. Sentinel Service is Transfer Agent and Registrar for the Funds' shares. All correspondence regarding the Funds should be mailed to Sentinel Administrative Service Company, P.O. Box 1499, Montpelier, Vermont 05601-1499.

     The independent accountants for the Funds are Price Waterhouse LLP, located at 1177 Avenue of the Americas, New York, New York 10036. The independent accountants are responsible for auditing the annual financial statements of the Company and the Pennsylvania Fund.

     Counsel for the Funds is Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.


                              FINANCIAL STATEMENTS

     Audited financial statements for the Company and for the Pennsylvania Fund are incorporated by reference to the Funds' 1996 Annual Report to Shareholders.

                                   APPENDIX A

     DESCRIPTION OF BOND RATINGS -

     Moody's describes its ratings for corporate and municipal bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Rating Requirements: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard and Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     II - Nature of and provisions of the obligation.

     III - Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's describes its ratings for corporate and municipal debt as follows:

     AAA - Debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in a small degree.

     A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than are bonds in higher rated categories.

     BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher-rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated CCC has a CURRENTLY identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Indicates that continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     Provisional Ratings - The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the legal investment laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

                                   APPENDIX B


ECONOMIC CONDITIONS IN NEW YORK

     THE INFORMATION SET FORTH BELOW IS DERIVED FROM THE OFFICIAL STATEMENTS PREPARED IN CONNECTION WITH THE ISSUANCE OF NEW YORK OBLIGATIONS AND OTHER SOURCES THAT ARE GENERALLY AVAILABLE TO INVESTORS. THE FOLLOWING INFORMATION IS PROVIDED AS GENERAL INFORMATION INTENDED TO GIVE A RECENT HISTORICAL DESCRIPTION AND IS NOT INTENDED TO INDICATE FUTURE OR CONTINUING TRENDS IN THE FINANCIAL OR OTHER CONDITIONS OF NEW YORK CITY (THE "CITY") OR NEW YORK STATE (THE "STATE" OR "NEW YORK"). THE NEW YORK FUND HAS NOT INDEPENDENTLY VERIFIED THIS INFORMATION.

     In recent years, the State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Obligations in which the New York Fund invests.

NEW YORK CITY

     GENERAL. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995. The City's current four-year financial plan assumes that moderate economic growth will continue through calendar year 2000. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property taxes from those forecasted.

     For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by the State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1997 through 2000 contemplates the issuance of $9 billion of general obligation bonds and $3.8 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. The Transitional Finance Authority was proposed by the City to avoid its constitutional debt limit. Legislation creating the Transitional Finance Authority was signed into law by the Governor on March 5, 1997. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.

     1997-2000 FINANCIAL PLAN. On November 14, 1996, the City published the City Financial Plan for the 1997 through 2000 fiscal years, which is a modification to the City Financial Plan submitted by the City to the New York State Financial Control Board (the "Control Board") on June 21, 1996 (the "June Financial Plan"). The June Financial Plan set forth proposed actions by the City including cost containment in entitlement programs, City agency spending reductions, additional State aid, revenue initiatives and pension savings to close a previously projected gap of approximately $2.6 billion for the 1997 fiscal year (July 1, 1996-June 30, 1997). The City Financial Plan takes into account actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan and projects revenues and expenditures for the 1997 fiscal year balanced in accordance with GAAP. Changes since the June Financial Plan made in the City Financial Plan for the 1997 fiscal year include an increase in projected tax revenues, a delay in the assumed receipt of certain rent payments for the City airports from the 1997 fiscal year to the 1998 and 1999 fiscal years, a reduction in assumed State and Federal aid, increases in overtime, Board of Education and other expenditures, a reduction in pension costs, and additional agency actions including personnel reductions. The City Financial Plan also sets forth projections for the 1998 through 2000 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $1.2 billion, $2.1 billion and $3.0 billion for the 1998 through 2000 fiscal years, respectively, after successful implementation of the gap-closing program for the 1997 fiscal year.

     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, continuation of interest earning assumptions for pension funds assets, the ability of the City's hospital and educational entities maintain balanced budgets, provision and mandate relief of State and Federal aid, the impact of proposed Federal and State welfare reforms on City revenues and adoption of the budget by the City Council in substantially the form submitted by the Mayor.

     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain of the proposed actions are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2000 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996-1997 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.

     The City's financial plans have been the subject of extensive public comment and criticism. On December 10, 1996, the City Comptroller issued a report stating that the City Financial Plan includes potential risks of $200 million for the 1997 fiscal year. The City Comptroller's report also identified total budget risks of up to $1.88 billion, $2.89 billion and $3.59 billion for the City's 1998, 1999 and 2000 fiscal years, respectively. On December 17, 1996, the Control Board issued a report on the City Financial Plan which identified risks totaling $286 million, $1.2 billion, $1.3 billion and $1.1 billion for the 1997 through 2000 fiscal years, respectively. On December 12, 1996, the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report which reviewed the City Financial Plan and concluded that a budget gap of $38 million and net additional risks of $229 million exist for the 1997 fiscal year. The OSDC report projected budget gaps of $1.3 billion, $2.2 billion and $3.0 billion for the 1998 through 2000 fiscal years, respectively. It also identified net additional risks of $1.3 billion, $1.2 billion and $1.1 billion for the 1998 through 2000 fiscal years, respectively. On October 31, 1996, the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City as a result of recent Federal welfare reforms. Assuming continued moderate economic performance, the IBO report projects that the City's cost of providing welfare could increase by $33 million in 1999, growing to $269 million by 2002. Moreover, if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could total $723 million in 1999 and approximately $1 billion annually through 2002, reflecting substantial costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. It is reasonable to expect that such reports will continue to be issued and to engender public comment.

     RATINGS. As of January 28, 1997, Moody's Investors Services, Inc. ("Moody's") rated the City's outstanding general obligation bonds "Baa1", Standard & Poor's Ratings Services ("Standard & Poor's") rated such bonds "BBB+" and Fitch Investors Service ("Fitch") rated such bonds "A--". On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from "A--" to "BBB+". On November 25, 1996, Standard & Poor's issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause deterioration in the City's infrastructure and significant cutbacks in the City's capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     OUTSTANDING INDEBTEDNESS. As of September 30, 1996, the City had approximately $25.1 billion of long-term debt and as of October 24, 1996, the New York City Municipal Water Finance Authority (the "Water Authority") had approximately $6.6 billion of aggregate principal amount of outstanding bonds and $400 million aggregate principal amount of outstanding commercial paper notes.

     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City's current efforts are directed toward protection of the watershed area. The City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, relating to such matters as land use and sewage treatment, will preserve the need for filtration. The U.S. Environmental Protection Agency has granted the City a waiver of filtration regulations through December 15, 1996 and has stated it will issue a waiver through April, 2002 if the City and State implement certain protective actions estimated to cost approximately $400 million. Preliminary estimates of the costs of such filtration are from $4 to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.

     LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1996, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.8 billion.

NEW YORK STATE

     CURRENT ECONOMIC OUTLOOK. The national economy began to expand in 1991 and has added over 11 million jobs since early 1992. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the state has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.

     The State expected New York's economy to continue to expand modestly during 1996. Moderate growth is projected to continue in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. On an average annual basis, the State's employment growth is projected to be 0.7 percent in 1996, 0.8 percent in 1997, and 0.6 percent in 1998 while personal income growth is projected to be 5.2 percent in 1996, 4.5 percent in 1997, and 4.2 percent in 1998.

     STATE FINANCIAL PLAN FOR THE 1996-1997 FISCAL YEAR. The State's budget for its 1996-1997 fiscal year (April 1, 1996-March 31, 1997) was enacted by the State Legislature on July 13, 1996, more than three months after the start of the fiscal year. Prior to adoption of the budget, the State Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.
The State Financial Plan for the 1996-1997 fiscal year (the "State Financial Plan") is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results through the third quarter of the 1996-1997 fiscal year.

     The State Financial Plan projects a General Fund balanced on a cash basis with total projected receipts of $34.159 billion and total projected disbursements of $32.895 billion. The State of Financial Plan includes gap-closing actions to offset a previously projected budget gap of $3.9 billion. Such gap-closing actions include, among others, reductions in the State workforce, spending reductions in health care and education programs, projected increases in tax collections, and pension and debt service savings. Despite a projected budget surplus in the 1996-1997 fiscal year, there can be no assurance that additional gap-closing measures will not be required and there is no assurance that any such measures will enable the State to achieve a balanced budget for its 1996-1997 fiscal year.

     On January 14, 1997, the Governor released the Executive Budget for the State's 1997-1998 fiscal year (the "Executive Budget") which the State Legislature must enact and the Governor must sign in order to become law. The 1997-1998 Financial Plan projects General Fund receipts of $32.88 billion, a decrease of $88 million from the 1996-1997 fiscal year projected level. General Fund disbursements are projected at $32.84 billion, a decrease of $56 million from projected spending levels for the 1996-1997 fiscal year. The Executive Budget projects balance on a cash basis but identifies a potential budget gap of approximately $2.3 billion due primarily to the effect of implementation of previously enacted tax reduction programs, the loss of non-recurring revenues available in the 1996-1997 fiscal year, growth in Medicaid, collective bargaining agreements, and higher fixed costs such as pensions and debt service. Proposed gap-closing actions in the Executive Budget include cost containment in State Medicaid, spending reductions, the use of a portion of a projected 1996-1997 fiscal year budget surplus, and other actions. The Executive Budget also anticipates a significant increase in Federal aid to the State related to the Medicaid program and the new Federal welfare block grant. There can be no assurance that the Executive Budget will be enacted as proposed, the cost containment and spending reduction programs can be implemented as proposed or the anticipated increase in Federal aid will materialize as expected.

     The Executive Budget projects budget imbalances of $988 million for the 1998-1999 fiscal year and $1.224 billion for 1999-2000 which are expected to be closed primarily through spending reductions. The Executive Budget contains several new tax initiatives which are projected to reduce total receipts by $170 million in the 1997-1998 fiscal year. In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for the 1997-1998 fiscal year that, if enacted, could make it more difficult to achieve budget balance over this period.

     The State Financial Plan and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1996-1997 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     The State Financial Plan contains actions that provide nonrecurring resources or savings as well as actions that impose baseline losses of receipts. The Division of the Budget estimates the net amount of nonrecurring resources used in the State Financial Plan to be at least $1.3 billion and approximately $66 million for the State's 1997-1998 Financial Plan. In addition to these nonrecurring actions, the adoption of the three-year 20% reduction in the State's personal income tax in combination with business tax reductions enacted in 1994 will reduce State tax receipts by as much as $4.5 billion by the 1997-1998 fiscal year.

     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalances in the State's 1997-1998 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The State's 1997-1998 Financial Plan reflects, and the 1998-1999 Financial Plan is expected to reflect, a continuing strategy of substantially reduced state spending. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the Federal Aid to Families with Dependent Children program, and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed Federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to comply with the new Federal welfare reform law no later than July 1, 1997. States who fail to meet these Federally mandated job participation rates, or who fail to conform with certain other Federal standards, face potential sanctions in the form of a reduced Federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the Federal government as required under the new Federal welfare law. Submission of this plan to the Federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for approximately $2.36 million in Federal block grant funding. On December 13, 1996, the States's plan was approved by the Federal government. The Governor has introduced legislation necessary to conform with Federal law for consideration by the Legislature in the 1997 legislative session. Given the size and scope of the changes required under Federal law, it is likely that these proposals will produce extensive public discussions. There can be no assurances that the State legislature will enact welfare reform proposals as submitted by the Governor and as required under Federal law.

     It is expected that funding levels provided under the Federal TANF block grant will be higher than currently anticipated in the State Financial Plan. However, the net fiscal impact of any changes to the State's welfare programs that are necessary to conform with Federal law will be dependent upon such factors as the ability of the State to avoid any Federal fiscal penalties, the level of additional resources required to comply with any new State and/or Federal requirements, and the division of non-Federal welfare costs between the State and its localities.

     Uncertainties with regard to both the economy and potential decisions at the Federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the Federal level but not included in the State's current economic forecast would (if enacted) have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

     The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1996-1997 fiscal year. The State expects to issue $411 million in general obligations bonds (including $153.6 million for purposes of redeeming outstanding Bond Anticipation Notes ("BANs")), and $154 million in general obligation commercial paper. The Legislature has also authorized up to $101 million in certificates of participation during the State's 1996-1997 fiscal year for equipment purchases. Borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State are projected to aggregate $2.7 billion.

     PRIOR FISCAL YEARS. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

     In July 1995, the State Comptroller issued its audit of the State's 1994-1995 fiscal year prepared in accordance with generally accepted auditing standards. The State completed its 1994-1995 fiscal year with a General Fund operating deficit of $1.426 billion, as compared with an operating surplus of $914 million for the previous fiscal year. The 1994-1995 fiscal year deficit was caused by several factors, including the use of $1.026 billion of the 1993-1994 fiscal year surplus in the 1994-1995 fiscal year and the adoption of changes in accounting methodologies by the State Comptroller.

     LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistant Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.

     FINANCING ACTIVITIES. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     As of March 31, 1996, the total amount of outstanding general obligation debt was approximately $5.047 billion, including $293 million in BANs. The total amount of moral obligation debt was approximately $7.269 billion, and $20.343 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     PUBLIC AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, the most recent date for which such information is available, there were 17 public authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 17 public authorities was $73.45 billion. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.

     RATINGS. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds "A2", "A-" and "A+", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgement of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the New York State Obligations in which the New York Fund invests.

     LITIGATION. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. The State believes that the State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-1997 fiscal year. There can be no assurance, however, that an adverse decision in one or more legal proceedings would not exceed the amount of such reserves for the payment of judgments or materially impair the State's financial operations.

     OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1996-1997 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1996-1997 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                   APPENDIX C

                ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

     THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF COMMONWEALTH ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.

     Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0%, led by increases of 14.2% for protection of persons and property. A prison expansion program and other correctional program expenses are responsible for the large percentage increase in this area. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.

     The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from the balance of $87.5 million at June 30, 1992.

     Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Reserve Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues were $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from

Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.

     For GAAP purposes, the General Fund recorded a $49.8 million deficit for fiscal 1995, leading to a decline in the fund balance to $688.3 million at June 30, 1995. The two items which predominately contributed to the decline in the fund balance were (i) the use of a more comprehensive procedure to compute the liabilities for certain public welfare programs, leading to an increase for the year-end accruals, and (ii) a change in the methodology used to calculate the year-end accrual for corporate tax payables which increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

     The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,129.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.

     Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.

     For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due mainly to an accounting change in the way in which food stamps coupon revenue received from the federal government is counted as income to the Commonwealth). Expenditures and other uses increased by 8.6% for fiscal 1996.

     The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of .6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%. The revenue estimate includes provisions for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years will cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs, creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When these tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3%. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2% for 1996 and below 1.5 percent for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.

     Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructurings.

     Providing funding for certain programs increases required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves.

     The fiscal 1997 budget anticipated receiving $60 million of proceeds from the securitization of $151.7 million of loans held by the Sunny Day Fund. This fund was created to finance large-scale economic development loans to attract significant employment opportunities to the Commonwealth. Its funding was generally obtained from General Fund appropriations. The fund has been abolished and its loans have been transferred to the Pennsylvania Industrial Development Fund ("PIDA"). In September 1996, PIDA issued bonds secured by its loan revenues, including the Sunny Day Fund loans. These bond proceeds will be used to refund outstanding debt of the Commonwealth. The effect of this transaction on the fiscal 1997 budget is to reduce the amount of debt service needed to be appropriated from the General Fund by $84.7 million.

     The fiscal 1997 budget is based on the presumption that federally enacted reforms to Medicaid will raise the federal reimbursement percentage for those costs to 57% from an approximate 53% rate for fiscal 1996. The Higher reimbursement rate was anticipated to provide an additional $260 million of federal funds during fiscal 1997 and enable the Commonwealth to reduce its appropriations for the medical assistance program by a like amount for fiscal 1997. However, the U.S. Congress has not approved the legislation making these changes and current expectations are that additional federal funds will not be available at the time and in the amount as anticipated in the approved fiscal 1997 budget. The Commonwealth expects to use intergovernmental transfer funds obtained through a pooling transaction to help make up the loss of this funding.

     The fiscal 1997 budget assumes a drawdown of the $156.3 million fiscal year beginning unappropriated surplus to fund the enacted level of appropriations within the current estimate of revenues.

     Actual Commonwealth revenues for the fiscal year through January 1997 are $189.2 million above estimates levels. The higher than estimated revenues are attributed to economic conditions in the nation and the state exceeding the projections used to project revenues.

     On February 4, 1997, the Governor presented his proposed budget for fiscal 1998. Total Commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 million, 2.4% above revised estimates for fiscal 1997. Proposed appropriations total $16,915.7 million, a 2.7% increase over currently estimated fiscal 1997 appropriations. The proposed fiscal 1998 budget assumes a drawdown of the currently estimated $177.6 million unappropriated surplus at June 30, 1997. Four tax law proposals and a proposed increase transfer of taxes to a special purpose are included in the proposed budget. Together these items are estimated to reduce fiscal 1998 revenues by $66.9 million. All require legislative enactment.

     A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January, 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather-related conditions. A special session of the General Assembly was convened by the Governor to consider legislation to respond to these needs. Legislation was enacted that authorized $110 million of general obligation debt to provide for the state's share of the required match for federal public assistance and disaster mitigation funds. The legislation also appropriated $13 million from tax amnesty receipts to fund the state match for the federal individual assistance program, and authorized the use of current Motor License Fund revenues for capital projects to repair flood damaged state highways and bridges.

     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

     Nonagricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02%. This compares to a .36% rate for the Middle Atlantic region and 1.8% rate for the United States as a whole during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4%, as compared to 2.9% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for January, 1997, stood at a seasonably adjusted rate of 4.7%. The seasonably adjusted national unemployment rate for January, 1997, was 5.4%.

     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1996, the Commonwealth had $5,054.5 million of general obligation debt outstanding.

     Other state-related obligations include "moral obligations". Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

     Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1996, the State Employees' Retirement System had no accrued unfunded liability (or any surplus) and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $1,459 million.

     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 30, 1996.

     PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. the audited General Fund balance of Philadelphia as of June 30, 1996 shows a surplus of approximately $118.5 million, up from approximately $80.5 million as of June 30, 1995.

     No further bonds are to be issued by PICA for the purposes of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in special revenue bonds outstanding as of June 30, 1996.

     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The

Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on governmental operations of the
Commonwealth:

BABY NEAL V. COMMONWEALTH, ET AL.

     In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in Federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. However, a similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years.
 In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.

COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA

     On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. Since that time, the Supreme Court has denied various actions and motions by several Pennsylvania municipalities to compel the Commonwealth to comply with the Supreme Court's 1987 decision or to restore funding for local courts and district Justices to levels existing in 1987. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in COUNTY OF ALLEGHENY. The Commonwealth has filed a response in opposition to the new action. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. It recently granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. the General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.

FIDELITY BANK V. COMMONWEALTH OF PENNSYLVANIA

     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of

$4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.

     Notwithstanding the foregoing settlements, other banks have filed protective petitions which are currently pending at the various administrative agencies challenging the validity of the 1989 tax increase. One or more of these banks may seek to raise the issues which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court.

PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS (PARSS) V. CASEY

     In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. The Commonwealth Court trial was held in January, 1997. The record remains open to permit respondents to cross-examine a surprise witness presented by Petitioners, and to permit respondents to present their own experts. The parties expect to complete all testimony in the spring of 1997.


AUSTIN V. DEPARTMENT OF CORRECTIONS, ET AL.

     In November 1990, the American Civil Liberties Union filed a class action lawsuit in the United States District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorneys' fees to the plaintiffs' attorneys, with an additional $100,000 paid in connection with the dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 6, 1998. The attorneys' fees for the 3-year monitoring period will not exceed $60,000 in any one year.

ENVIROTEST/SYNTERRA PARTNERS

     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995, and $40 million each in 1996, 1997 and 1998. An additional $11 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November, 1996, Envirotest has assigned its right, title and interest in the base settlement.

PENNSYLVANIA HUMAN RELATIONS COMMISSION V. SCHOOL DISTRICT OF PHILADELPHIA, ET AL. V. COMMONWEALTH OF PENNSYLVANIA, ET AL.


     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

     On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City, in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity or of contribution against the City.

     Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

     On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

     On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

     On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings.

RIDGE V. STATE EMPLOYEES' RETIREMENT BOARD

     On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorneys fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment of the pleadings. A decision on that motion is pending. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings.


YESENIA MARRERRO, ET AL. V. COMMONWEALTH, ET AL.

     On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and that the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that a scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage.

                                      * * *

     Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's and Fitch, and A1 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                     Part C

                                OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS:

          Included in Part A:
          - Selected Per Share Data and Ratios for the ten years ended November 30, 1996

          Incorporated by reference in Part B:
          - Selected Per Share Data and Ratios for the five years ended November 30, 1996*
          - Statement of Assets and Liabilities at November 30, 1996*
          - Statement of Operations for the year ended November 30, 1996*
          - Statement of Changes in Net Assets for the years ended November 30, 1996 and 1995*
          - Notes to Financial Statements*
          - Report of Independent Accountants*


_______________
* Incorporated by reference to the Registrant's 1996 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended November 30, 1996 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


     (b)  EXHIBITS:

          1. (a) Amended and Restated Articles of Incorporation of the Registrant.(1)
          1. (b) Articles of Amendment relating to name change of Sentinel Small Company Fund.
          1. (c) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund.
          2.      By-Laws of the Registrant, as amended.(1)
          3.      None.
          4. (a) Portion of the Articles of Incorporation and the By-Laws of the Registrant defining the rights of holders of Class A shares of each Fund as series of the Registrant.(2)
          4. (b)  Form of Class A Stock Certificates.(1)
          5. Investment Advisory Agreement between the Registrant and Sentinel Advisors Company (the "Advisor"), dated as of
                  March 1, 1993.(3)
          6. Distribution Agreement between the Registrant and Sentinel Financial Services Company ("SFSC"), dated as of
                  March 1, 1993.(3)
          7.      None.
          8. Custody Agreement between the Registrant and Investors Fiduciary Trust Company ("IFTC"), dated December 1, 1989.(1)
          9. (a) Dividend Paying Agent Agreement between the Registrant and IFTC, dated

                    December 1, 1989.(1)
             (b)    Service Agreement between Sentinel Administrative Service
                    Corporation and IFTC, dated December 1, 1989.(1)
             (c)    Administrative Services Agreement between Sentinel
                    Administrative Service Corporation and IFTC, dated
                    December 1, 1989.(1)
             (d)    Fund Services Agreement between the Registrant and Sentinel
                    Administrative Services Company ("SASC"), dated as of
                    March 1, 1993.(3)
             (e)    Form of Agreement and Plan of Reorganization between the
                    Registrant and The Independence Capital Group of Funds,
                    Inc.(4)
          10.       Opinion of Brown & Wood LLP, counsel to the Registrant.
          11.(a)    Consent of Price Waterhouse LLP, independent accountants for the Registrant.
          11.(b)    Consent of Coopers & Lybrand L.L.P., independent
                    accountants.
          12.       None.
          13.       None.
          14. (a)   Master Form of Keogh Plan.(1)
          14. (b)   Master Form of IRA.(1)
          14. (c)   Master Form of Prototype Pension Plan.(1)
          14. (d)   Master Form of Prototype Profit Sharing Plan.(1)
          14. (e)   Master Form of 403(b) Plan.(1)
          15. (a)   Class A Distribution Plan pursuant to Rule 12b-1 under the
                    1940 Act.(1)
          15. (b)   Amended Class B Distribution Plan pursuant to Rule 12b-1
                    under the 1940 Act.
          16.       Schedule for computation of each performance quotation
                    provided in the Registration Statement in response to Item
                    22.(1)
          17.       Financial Data Schedules.
          18.       Amended Plan pursuant to Rule 18f-3 under the 1940 Act.


________________________
(1) Incorporated by reference to the Exhibit of the same number to Post-Effective Amendments No. 54, 55, 56, 57 and 58 of the Registrant on Form N-1 and Post-Effective Amendments No. 61, 62, 63, 64, 67, 68, 71, 72 and 76 of the Registrant on Form N-1A.
(2) Reference is made to Articles Fifth, Sixth, Seventh and Eighth of the Registrant's Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Paragraphs 4 through 12, 35 through 39, 43 through 45, 50 and 52 through 54 of the Registrant's By-Laws, previously filed as Exhibit 2 to the Registration Statement.
(3) Incorporated by reference to Exhibits 4, 6(b), 7(b), 13(b) and 13(g) to the Registration Statement of the Registrant on Form N-14, File No. 33-55000.
(4) Incorporated by reference to Appendix I to the Prospectus contained in the Registration Statement of the Registrant on Form N-14 filed with the Commission on January 6, 1995, File No. 33-88326.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
          WITH THE REGISTRANT

          None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                       Number of Record Holders
          Title of Class                               as of February 28, 1997
          --------------                                -----------------------

          Sentinel Small Company Fund                           11,711
          Sentinel Growth Fund                                   6,620
          Sentinel World Fund                                    4,998
          Sentinel Common Stock Fund                            47,200
          Sentinel Balanced Fund                                13,900
          Sentinel Bond Fund                                     4,044
          Sentinel New York Tax-Free Income Fund                   103
          Sentinel Tax-Free Income Fund                          2,722
          Sentinel Government Securities Fund                    3,790
          Sentinel Short Maturity Government Fund                1,479
          Sentinel U.S. Treasury Money Market Fund               4,654


ITEM 27.  INDEMNIFICATION

          See paragraphs 3, 4, 5 and 6 of Article SEVENTH of the Amended and Restated Articles of Amendment of the Registrant, incorporated by reference to Exhibit 1(a) to this Registration Statement.


          The existing Advisory Agreement (Exhibit 5 hereof) provides that in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties thereunder on the part of the Advisor, the Advisor shall not be liable to the Registrant or to any shareholder of the Registrant for any act or omission in the course of, or connected with rendering services thereunder or for any losses that may be sustained in the purchase, holding or selling of any security.

          In addition, the Registrant maintains a directors and officers liability insurance policy with maximum coverage of $15 million under which the directors and officers of the Registrant are named insureds.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for expenses paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, unless the matter has been settled by controlling precedent in the opinion of its counsel, will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          Information on the Advisor is incorporated by reference to the Prospectus included in this Registration Statement.

          Partners of the Advisor
          -----------------------
          Sentinel Management Co. - Managing General Partner
          Sentinel Advisors, Inc. - General Partner
          Provident Mutual Management Co., Inc. - General Partner
          HTK of Delaware, Inc. - General Partner

          Officers of the Advisor
          -----------------------

          Keniston P. Merrill, Chief Executive Officer

          Rodney A. Buck, Senior Vice President

          Richard D. Temple, Vice President

          David M. Brownlee, Vice President

          Robert L. Lee, Vice President

          Kenneth J. Hart, Vice President

          Richard A. Pender, Vice President

          Bruce R. Bottamini, Vice President

          Thomas H. Brownell, Vice President

          William C. Kane, Vice President

          Kay L. Edson, Vice President

          Henry J. Restaino, Vice President

          Dean R. Howe, Vice President and Treasurer

          Lisa M. Pettrey, Secretary

          Each of the above officers, except for Mr. Merrill, is also an officer or employee of National Life Insurance Company or its subsidiary, National Life Investment Management Company, Inc. The principal business address of each such company is National Life Drive, Montpelier, Vermont 05604.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) The Registrant's principal underwriter, SFSC, also serves as principal underwriter for Sentinel Pennsylvania Tax-Free Trust.

     (b)  As to each officer of SFSC:

                                                            Positions and
Name and Principal            Positions and Offices         Offices with
Business Address                   with SFSC                the Registrant
------------------            ---------------------         --------------

Joseph M. Rob                 Chief Executive Officer       President

Julie B. Hendrickson          President and Chief           None
                              Operating Officer

John M. Grab, Jr.             Senior Vice President         Vice President
                              and Chief Financial
                              Officer

Brian K. Martin               Treasurer                     None

     The principal business address of all such persons is National Life Drive, Montpelier, Vermont 05604.

     (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     The following maintain physical possession of each account book or other documents required by Section 31(a) of the 1940 Act and the Rules promulgated thereunder.

     (a)  Sentinel Administrative Service Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)
          Rule 31a-1(b)(1)(2)(3)(4)(5)(6)(7)(8)
          Rule 31a-2(a)(b)(c)(f)

     (b)  Sentinel Advisors Company
          National Life Drive
          Montpelier, Vermont 05604
          Rule 31a-1(a)(9)(10)(11)
          Rule 31a-1(d)(f)
          Rule 31a-2(a)(c)(f)

     (c)  Sentinel Financial Services Company
          National Life Drive
          Montpelier, Vermont  05604
          Rule 31a-1(d)
          Rule 31a-2(c)


ITEM 31.  MANAGEMENT SERVICES

          Not applicable.


ITEM 32.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Montpelier and State of Vermont, on the 27th day of March, 1997.


                                        SENTINEL GROUP FUNDS, INC.
                                             (Registrant)


                                        By:  /s/ Keniston P. Merrill
                                             --------------------------
                                             Keniston P. Merrill
                                             Chairman


     As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities on the date indicated.

Signature                     Title                              Date
---------                     -----                              ----

/s/ Keniston P. Merrill       Chairman                           March 27, 1997
--------------------------    (Chief Executive
Keniston P. Merrill           Officer)


Richard J. Borda*             Director
--------------------------
Richard J. Borda


Kalman J. Cohen*              Director
--------------------------
Kalman J. Cohen


Richard D. Farman*            Director
--------------------------
Richard D. Farman


John D. Feerick*              Director
--------------------------
John D. Feerick


Richard J. Johannesen, Jr.*   Director
--------------------------
Richard J. Johannesen, Jr.


Robert B. Mathias*            Director
--------------------------
Robert B. Mathias

Signature                     Title                              Date
---------                     -----                              ----

Deborah G. Miller*            Director
--------------------------
Deborah G. Miller

John Raisian*                 Director
--------------------------
John Raisian



Stanley R. Reber*             Director
--------------------------
Stanley R. Reber


                              Director
--------------------------
Joseph M. Rob



Susan M. Sterne*              Director
--------------------------
Susan M. Sterne


Angela E. Vallot*             Director
--------------------------
Angela E. Vallot


/s/ John M. Grab, Jr.         Vice President                     March 27, 1997
--------------------------    and Principal Financial
John M. Grab, Jr.             and Accounting Officer


 *By /s/ Keniston P. Merrill
     ------------------------                                    March 27, 1997
     Keniston P. Merrill,
     Attorney-in-Fact

                      SENTINEL GROUP FUNDS, INC.

                         Power of Attorney
                         -----------------


     I, Angela E. Vallot, hereby authorize Keniston P. Merrill or Joseph M. Rob, or either of them, as attorney-in-fact, to sign on my behalf, individually and in my capacity as a Director of Sentinel Group Funds, Inc. (the "Company"), the Company's Registration Statement on Form N-1A
(including any post-effective amendments thereto), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


Dated: March 27, 1997


                                       __________/s/ Angela E. Vallot__________

                      SENTINEL GROUP FUNDS, INC.

                          Power of Attorney
                          -----------------


     I, John Raisian, hereby authorize Keniston P. Merrill or Joseph M.
Rob, or either of them, as attorney-in-fact, to sign on my behalf, individually and in my capacity as a Director of Sentinel Group Funds, Inc. (the "Company"), the Company's Registration Statement on Form N-1A
(including any post-effective amendments thereto), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.


Dated: March 27, 1997


                                       __________/s/ John Raisian__________

                                  EXHIBIT INDEX


Exhibit
Number
-------

1(b)      Articles of Amendment relating to name change of Sentinel Small
          Company Fund

1(c) Articles of Amendment relating to name change of Sentinel Short Maturity Government Fund

10        Opinion of Brown & Wood LLP, counsel to the Registrant

11(a) Consent of Price Waterhouse LLP, independent accountants to the Registrant

11(b)     Consent of Coopers & Lybrand L.L.P., independent accountants

15(b)     Amended Class B Distribution Plan pursuant to Rule 12b-1 under the
          1940 Act

17        Financial Data Schedules

18        Amended Plan pursuant to Rule 18f-3 under the 1940 Act